Exhibit 10.19

COINSURANCE AMENDING AGREEMENT

THIS COINSURANCE AMENDING AGREEMENT is made effective as of December 31, 2011, between PRIMERICA LIFE INSURANCE COMPANY OF CANADA, a life insurance company incorporated under the Insurance Companies Act (Canada) (together with its successors and permitted assigns, the “Ceding Company”), and FINANCIAL REASSURANCE COMPANY 2010, LTD., a reinsurance company incorporated in Bermuda and registered as an insurer pursuant to the Insurance Act 1978 of Bermuda (together with its successors and permitted assigns, the “Reinsurer”).

WHEREAS the Ceding Company and the Reinsurer are parties to a coinsurance agreement dated March 31, 2010 (the “Coinsurance Agreement”) pursuant to which the Ceding Company cedes certain liabilities to the Reinsurer on an indemnity reinsurance basis; and

AND WHEREAS, in connection with the arrangements contemplated by the Coinsurance Agreement, the Ceding Company and the Reinsurer entered into a reinsurance trust agreement dated March 15, 2010 (the “Reinsurance Trust Agreement”) with RBC Dexia Investor Services Trust (“RBC Dexia”), as trustee, and OSFI, pursuant to which the Reinsurer is maintaining security in Canada in respect of its potential liabilities under the Coinsurance Agreement;

AND WHEREAS, to reflect a change in OSFI’s guidelines on reinsurance arrangements and implement the new arrangements contemplated thereby, the Ceding Company and the Reinsurer wish to terminate the Reinsurance Trust Agreement and enter into a reinsurance security agreement dated as of December 31, 2011 (the “Reinsurance Security Agreement”) with RBC Dexia, as custodian, and perform their respective obligations thereunder;

AND WHEREAS, in connection therewith, the Ceding Company and the Reinsurer wish to make certain amendments to the Coinsurance Agreement to reflect these changes;

AND WHEREAS all capitalized terms used herein that are not otherwise defined shall have the meaning set forth in the Coinsurance Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Termination of Reinsurance Trust Arrangements. The Ceding Company and the Reinsurer hereby agree to take all such steps, including filing all required forms with, and obtaining all consents required from, OSFI, so as to terminate the Reinsurance Trust Agreement and the arrangements contemplated thereby, it being acknowledged that such agreement and arrangements will be replaced with the Reinsurance Security Agreement and the arrangements contemplated thereby. Notwithstanding the termination of the Reinsurance Trust Agreement, the Coinsurance Agreement shall continue in full force and effect.

2. Amendments to the Definitions.

(a)	Eligible Assets: Section 1.1(s) of the Coinsurance Agreement is hereby amended by deleting the definition of “Eligible Assets” and replacing it with the following:

“Eligible Assets” means assets permitted to be deposited in the Reinsurance Security Account pursuant to the Reinsurance Security Agreement and the Investment Guidelines; provided, however,. investments in or issued by an entity controlling, controlled by or under common control with either the Ceding Company or the Reinsurer shall not exceed 5% of total investments. The Eligible Assets are further subject to, and limited by, the Investment Guidelines.

(b)	Reinsurance Security Account: Section 1.1(zz) of the Coinsurance Agreement is hereby amended by deleting the definition of “Reinsurance Trust Account” and replacing it with the following:

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“Reinsurance Security Account” shall have the meaning specified in Section 15.1.

(c)

Reinsurance Security Account Balance: Section 1.1(aaa) of the Coinsurance Agreement is hereby amended by deleting the definition of “Reinsurance Trust Account Balance” and replacing it with the following:

“Reinsurance Security Account Balance” means, as of the last day of each calendar quarter following the date hereof, the aggregate Market Value as of such date of the Eligible Assets maintained in the Reinsurance Security Account.

(d)	Reinsurance Security Agreement: Section 1.1(bbb) of the Coinsurance Agreement is hereby amended by deleting the definition of “Reinsurance Trust Agreement” and replacing it with the following:

“Reinsurance Security Agreement” shall have the meaning specified in Section 15.1.

(e)	Required Balance. Section 1.1(jjj) of the Coinsurance Agreement is hereby amended by deleting the definition of “Required Balance” and replacing it with the following:

“Required Balance” means, as of any date, the amount equal to the greater of (i) the Reinsurer’s Quota Share of the Subject Reserves with respect to the Reinsured Policies, and (ii) the amount of assets necessary at any particular point in time under the MCCSR Guideline in order for the Ceding Company to take full Financial Statement Credit for the unlicensed reinsurance in the same manner as if licensed reinsurance was being provided that enables the Ceding Company to maintain its OSFI target capital ratio as well as to be able to meet all Dynamic Capital Adequacy Testing adverse scenarios that may be required by OSFI with respect to the Reinsurer’s Quota Share of the Subject Reserves. For greater certainty, the amount of Collateral held pursuant to the Reinsurance Security Agreement shall at no time be less than a minimum of an amount equal to 100% of the aggregate liability ceded (if greater than zero) plus 70% of the offsetting reserves ceded (MCCSR Guideline section 1.2.3.2) plus 150% of the Regulatory Required Capital for the Ceded Business as defined by the MCCSR Guideline, as calculated in Schedule C as of December 31, 2009.

3. Additional Definitions. Section 1.1 of the Coinsurance Agreement is hereby amended by adding the following definitions:

(j.1) “Collateral” shall have the meaning specified in Section 15.2(a).

(p.1) “Custodian” means RBC Dexia Investor Services Trust, or such successor custodian as may be appointed from time to time under the Reinsurance Security Agreement.

4. Removal of Definitions. Section 1.1 of the Coinsurance Agreement is hereby amended by deleting Subsections 1.1 (ttt) and (uuu) (being the definitions of “Trust Assets” and “Trustee”) in their entirety.

5. Deposit in Reinsurance Security Account. Concurrent with the termination of the Reinsurance Trust Agreement (which, for greater certainty, is subject to receipt of written approval of such termination from OSFI), the Ceding Company and the Reinsurer acknowledge and agree that the Reinsurer shall cause RBC Dexia, in its capacity as trustee under the Reinsurance Trust Agreement, to transfer the assets held in trust pursuant to the Reinsurance Trust Agreement to the Reinsurance Security Account, or otherwise designate the account previously maintained under the Reinsurance Trust Agreement as the Reinsurance Security Account.

6. Settlements. Section 8.3(b) of the Coinsurance Agreement is hereby amended by deleting each reference to the “Reinsurance Trust Account Balance” and replacing it with a reference to the “Reinsurance Security Account Balance”.

7. Recapture. Section 11.1(f) of the Coinsurance Agreement is hereby amended by deleting the reference to the “Reinsurance Trust Account” and replacing it with a reference to the “Reinsurance Security Account”.

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8. Insolvency. Section 13.1 of the Coinsurance Agreement is hereby deleted in its entirety and replaced with the following:

Article XIII
Insolvency

Section 13. 1 Insolvency

(a)Insolvency Defined. A party to this Agreement will be deemed insolvent when it:

i.

applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets, or any other similar Person for itself or for a substantial portion of its assets; or

ii.	passes a directors’ or shareholders’ corporate resolution authorizing any of the actions described in clause (i) above; or
iii.	is adjudicated as bankrupt or insolvent; or
iv.

files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

v.	becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.

(b)Insolvency of the Ceding Company

i.

In the event of the insolvency of the Ceding Company, all reinsurance payments due to the Ceding Company under this Agreement will be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Ceding Company, without diminution because of the insolvency, for those claims allowed against the Ceding Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

ii.

In the event of insolvency of the Ceding Company, the liquidator, rehabilitator, receiver, or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any Reinsured Policy within a reasonable time after such Claim is filed in the insolvency proceedings. While a Claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceedings where the Claim is adjudicated, any defense or defenses that it may deem available to the Ceding Company or its liquidator, rehabilitator, receiver, or statutory successor.

iii.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such Claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

iv.	The Reinsurer will be liable only for the amounts reinsured and will not be or become liable for any amounts or reserves to be held by the Ceding Company on Reinsured Policies under this Agreement.
(c)

Insolvency of the Reinsurer. In the event of the Reinsurer’s insolvency, the Ceding Company may terminate this Agreement upon written notice to the Reinsurer and recapture all of the inforce business reinsured by the Reinsurer hereunder in accordance with Article XI. The effective date for termination of this Agreement will be no earlier than the effective date of the Reinsurer’s insolvency.

(d)

Subject to, and without limitation to the rights set out in, Section 8.4, in the event of the insolvency of the Ceding Company, the Reinsurer shall be entitled to set off any debts due or accruing due to the Ceding Company under this Agreement at the commencement of the winding-up of the Ceding Company against any debts due or accruing due to the Reinsurer by the Ceding Company under this Agreement at the commencement of the winding-up of the Ceding Company. For greater certainty, it is understood and agreed that the Reinsurer shall not be entitled for any reason whatsoever to exercise any set off rights (whether by operation of law, equity, agreement or otherwise) other than as set forth in the previous sentence or in Section 8.4.

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9. Security. Article XV of the Coinsurance Agreement is hereby deleted in its entirety and replaced with the following:

ARTICLE XV

REINSURANCE SECURITY ACCOUNT

Section 15.1 Reinsurance Security Agreement. Contemporaneously with the execution of this Coinsurance Amending Agreement, the Ceding Company, the Reinsurer and the Custodian will enter into a reinsurance security agreement, in the form attached hereto as Exhibit V and otherwise meeting the requirements of OSFI (such agreement, as it may be amended from time to time, being the “Reinsurance Security Agreement”), and the Custodian shall open an account or otherwise designate an existing account (in either case, such account being the “Reinsurance Security Account”) for the purposes contemplated under the Reinsurance Security Agreement and thereafter maintain such Reinsurance Security Account in accordance with the Reinsurance Security Agreement. The Collateral held within the Reinsurance Security Account must be maintained at all times in accordance with the terms and conditions of the Reinsurance Security Agreement, the Insurance Companies Act (Canada), its applicable regulations and any applicable instructions, advisories or guidelines issued by OSFI.

Section 15.2 Investment of Collateral.

(a) The assets held in the Reinsurance Security Account from time to time (the “Collateral”) shall consist of Eligible Assets.

(b) The Reinsurer shall appoint either a third-party investment manager or a Citigroup Inc. affiliate to manage the assets held in the Reinsurance Security Account, pursuant to an investment management agreement in a form acceptable to the Ceding Company. The Reinsurer shall be responsible for all fees arising from the services provided by such third-party investment manager or Citigroup Inc. affiliate.

Section 15.3 Adjustment of Collateral and Withdrawals.

(a) Any adjustments of Collateral or withdrawal of assets from the Reinsurance Security Account shall be in compliance with the terms of the Reinsurance Security Agreement.

(b) The amount of Collateral to be maintained in the Reinsurance Security Account shall be adjusted following the end of each calendar quarter or at such other time as OSFI may specify in accordance with the Reserve Report for the last calendar month of each calendar quarter provided to the Reinsurer pursuant to the terms of Section 8.1 or the instructions of OSFI. Such report shall set forth the amount by which the Reinsurance Security Account Balance equals or exceeds the Required Balance, in each case as of the end of the immediately preceding calendar quarter or at such other time as OSFI may specify.

(c) If the Reinsurance Security Account Balance exceeds 105% of the Required Balance, in each case as of the end of the immediately preceding calendar quarter or at such other time as OSFI may specify, then the Reinsurer shall have the right to seek approval from the Ceding Company (which shall not be unreasonably or arbitrarily withheld, conditioned or delayed) to withdraw excess Collateral, provided that the amount of such withdrawal of excess Collateral would not reduce the Securities Account Balance to less than 105% of the Required Balance as of the end of the immediately preceding month or at such other time as OSFI may specify, and if so approved, such excess shall be withdrawn in accordance with the Reinsurance Security Agreement.

(d) The Reinsurer shall, no later than twenty (20) Business Days following receipt of the Top-Up Notice or at such earlier time as OSFI may specify, place additional Collateral into the Reinsurance Security Account so that the Reinsurance Security Account Balance, as of the date such additional Collateral are so placed, is no less than the Required Balance as of the end of the immediately preceding calendar quarter or at such other time as OSFI may specify.

(e) Without limitation of the other provisions of this Section 15.3, subject to obtaining the Ceding Company’s prior consent (which shall not be unreasonably or arbitrarily withheld, conditioned or delayed), the Reinsurer may remove Collateral from the Reinsurance Security Account in accordance with the Reinsurance Security Agreement; provided, however, that the Reinsurer, at the time of such withdrawal, replaces the withdrawn assets with Collateral permitted under the terms of the Reinsurance Security Agreement and by OSFI and having a Market Value equal to or greater than the Market Value of the Collateral withdrawn so that the Reinsurance Security Account Balance, as of the date of such withdrawal, is no less than the Required Balance as of the end of the immediately preceding calendar quarter or such other time as OSFI may specify.

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Section 15.4 Cost of Reinsurance Security Account. The cost of maintaining the Reinsurance Security Account shall be borne by the Reinsurer.

10. Third Party Beneficiary. Section 16.1 of the Coinsurance Agreement is hereby amended by deleting each reference to the “Reinsurance Trust Agreement” and replacing it with a reference to the “Reinsurance Security Agreement”.

11. Title to Collateral. Section 17.3(e) of the Coinsurance Agreement is hereby deleted in its entirety and replaced with the following:

(e) Good and Marketable Title to Collateral. The Reinsurer will have good and marketable title, free and clear of all liens, to all Collateral immediately prior to the deposit thereof in the Reinsurance Security Account.

12. Indemnification. Section 18.1(b) of the Coinsurance Agreement is hereby deleted in its entirety and replaced with the following:

The Reinsurer agrees to indemnify and hold harmless the Ceding Company and its directors, officers, employees, agents, representatives, successors, permitted assigns and Affiliates from and against any and all Indemnification Claims relating to this Agreement and to the Reinsurance Security Agreement to the extent arising from:

(i)	any breach or falsity of any representation, warranty or covenant of the Reinsurer;
(ii)	the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Reinsurer contained in this Agreement or the Reinsurance Security Agreement; or
(iii)

any amount owing to the Ceding Company pursuant to the Reinsurance Security Agreement, including any amount paid by the Ceding Company to the Custodian in order to indemnify or make payments to the Custodian in accordance with sections 25 and 26 of the Reinsurance Security Agreement.

13. Regulatory Matters. Section 19.1(b) of the Coinsurance Agreement is hereby amended by deleting the phrase “deposit in trust all such Trust Assets” in its entirety and replacing it with the following: “deposit into the Reinsurance Security Account all such Collateral”.

14. Duration and Entire Agreement. Each of Sections 20.1 and 21.1 of the Coinsurance Agreement are hereby amended by deleting the references to the “Reinsurance Trust Agreement” and replacing them with references to the “Reinsurance Security Agreement”.

15. Consent to Jurisdiction. Section 21.6 of the Coinsurance Agreement is hereby deleted in its entirety and replaced with the following “Intentionally Deleted”.

16. Replacement of References. For greater certainty and without limiting the generality of the foregoing, and after giving effect to the other amendments contemplated in this Coinsurance Amending Agreement, all references within the Coinsurance Agreement to: (a) the “Reinsurance Trust Agreement” are hereby deleted and replaced with a reference to the “Reinsurance Security Agreement”, (b) the “Reinsurance Trust Account” are hereby deleted and replaced with a reference to the “Reinsurance Security Account”, and (c) the “Reinsurance Trust Account Balance” are hereby deleted and replaced with a reference to the “Reinsurance Security Account Balance”.

17. Exhibit V. Exhibit V of the Coinsurance Agreement is hereby amended by changing the title thereof to “Form of Reinsurance Security Agreement” and deleting the attachment thereto in its entirety and replacing with the form of reinsurance security agreement attached hereto as Appendix 1.

18. Exhibit VII. Exhibit VII of the Coinsurance Agreement is hereby amended by replacing each reference to the “Reinsurance Trust Account” with a reference to the “Reinsurance Security Account”, and each reference to the “Reinsurance Trust Agreement” with a reference to the “Reinsurance Security Agreement”.

19. Further Assurances. Each of the parties hereto hereby covenants and agrees to promptly do, execute and deliver, or cause to be done, executed and delivered all such further acts, documents and things as may be necessary or desirable to give full force and effect to the terms and conditions of this Coinsurance Amending Agreement.

20. Headings. The inclusion of headings in this Coinsurance Amending Agreement is for convenience of reference only and shall not affect the construction or interpretation of this Coinsurance Amending Agreement.

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21. Entire Agreement. This Coinsurance Amending Agreement, together with the Coinsurance Agreement, constitutes the entire agreement among the parties hereto pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no conditions, warranties, representations or other agreements (whether oral or written, express or implied, statutory or otherwise) between the parties hereto in connection with the subject matter of this Coinsurance Amending Agreement, except as specifically set out herein.

22. Governing Law. This Coinsurance Amending Agreement shall be governed by, and enforced, construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

23. Assignment, Successors and Assigns. This Coinsurance Amending Agreement shall enure to the benefit of and be binding on the parties hereto, and their respective predecessors, successors, and assigns. Neither this Coinsurance Amending Agreement, nor any rights or obligations hereunder, may be assigned by either of the parties hereto, except as set forth expressly in the Coinsurance Agreement.

24. Counterparts. This Coinsurance Amending Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same document. Counterparts may be executed either in original, faxed or electronic form and the parties hereto adopt any signatures received by a receiving fax machine or in portable document format (PDF) as original signatures of the parties; provided, however, that any party providing its signature in such manner will promptly forward to the other party hereto an original of the signed copy of this Agreement which was so faxed or sent by PDF.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

PRIMERICA LIFE INSURANCE COMPANY OF CANADA

By:	/s/ John A. Adams
Name:	John A. Adams
Title:	CEO

FINANCIAL REASSURANCE COMPANY 2010, LTD.

By:	/s/ Reza Shah
Name:	Reza Shah
Title:	PRESIDENT

12517773.6	Coinsurance amending Agreement

Appendix 1

Form of Reinsurance Security Agreement

[see attached]

12517773.6	Coinsurance amending Agreement

Execution Version

FINANCIAL REASSURANCE COMPANY 2010, LTD.

as Pledgor

and

PRIMERICA LIFE INSURANCE COMPANY OF CANADA

as Secured Party

and

RBC DEXIA INVESTOR SERVICES TRUST

as Custodian

REINSURANCE SECURITY AGREEMENT

December 31, 2011

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REINSURANCE SECURITY AGREEMENT

Reinsurance Security Agreement dated as of the 31st day of December, 2011 made between:

Financial Reassurance Company 2010, Ltd., a reinsurance company incorporated under the laws of Bermuda and registered as an insurer pursuant to the Insurance Act 1978 of Bermuda, and having its head office located at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (together with its successors and permitted assigns, the “Pledgor”);

-and-

Primerica Life Insurance Company of Canada, an insurance company incorporated under the federal laws of Canada and having its head office located at 2000 Argentia Road, Plaza V, Suite 300, Mississauga, Ontario L5N 2R7, Canada (together with its successors and permitted assigns, the “Secured Party”);

-and-

RBC Dexia Investor Services Trust, a trust company incorporated under the laws of Canada and having its head office located at 155 Wellington Street West, 10th Floor, Toronto, Ontario M5V 3L3 (together with its successors and permitted assigns, the “Custodian”)

RECITALS:

(i)	The Secured Party is authorized to carry on insurance business in Canada under the Insurance Companies Act (Canada) (the “ICA”);
(ii)	The Pledgor and the Secured Party have entered into the 2010 Coinsurance Agreement, pursuant to which the Pledgor has agreed to reinsure certain risks for the benefit of the Secured Party;
(iii)	The Pledgor is not authorized under the ICA to reinsure risks in Canada;
(iv)

The Secured Party will only receive credit for capital purposes under the ICA for reinsurance ceded under the 2010 Coinsurance Agreement if security is maintained in Canada in respect of the reinsurance liabilities of the Pledgor in accordance with the Superintendent’s guidance on reinsurance arrangements;

(v)

The Pledgor has agreed to provide security to the Secured Party for its obligations pursuant to the 2010 Coinsurance Agreement and has agreed to enter into this Agreement and to perform the obligations of the Pledgor described hereunder;

(vi)

The Pledgor and the Secured Party desire to retain the Custodian to act as custodian of the Collateral in accordance with the terms of this Agreement and to provide safekeeping and custodial services in respect of the Collateral; and

(vii)	The Custodian has agreed to act as custodian of the Collateral and to provide safekeeping and custodial services in respect of the Collateral, all on the terms and conditions of this Agreement.

In consideration of the foregoing and the mutual agreements herein set forth and other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree as follows.

Section 1	Defined Terms and Interpretation.
(1)	As used in this Agreement, the following terms have the following meanings:

“Affiliate” shall have the meaning set out in the Canada Business Corporations Act, as amended from time to time, and any successor legislation thereto as in effect from time to time.

“Agent” means any agent, service provider, advisor or other entity appointed by the Custodian to assist in providing services under this Agreement, and may include Affiliates and subsidiaries of the Custodian, but for greater certainty, shall not include any agent or Affiliate of the Pledgor or the Secured Party.

“Agreement” means this Reinsurance Security Agreement, as supplemented or amended, restated or replaced from time to time.

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“Applicable Law” means in relation to any person, any existing or future laws, regulations, policies or orders made and promulgated under statutory authority by any governmental or regulatory body, commission or agency purporting to have jurisdiction over such person whether or not having the force of law, including, without limitation, laws in relation to taxation, all as the same may be amended from time to time.

“Blocking Service” has the meaning specified in Section 2(4)

“Business Day” means a day, other than a Saturday or a Sunday, on which banks are open for general business in Toronto, Ontario.

“Collateral” has the meaning specified in Section 3.

“Contractual Settlement Date” means:

(i)	with respect to the purchase or sale of any security, the date the parties have contracted to settle the trade;
(ii)	with respect to the purchase or sale of any short term money market investments, the date specified by the Pledgor at the time at which it gave instructions to the Custodian;
(iii)	with respect to the maturity of a security, the maturity date; and
(iv)	with respect to interest and dividend payments, the due date established by the payor.

“Corporate Action” means any conversion privileges, subscription rights, warrants or other rights or options available to the holder in connection with any securities which form part of the Collateral, including those relating to the reorganization, recapitalization, takeover, consolidation, amalgamation, merger, liquidation, filing for or declaration of bankruptcy or plans of arrangement of any corporation or association.

“Custodian” means RBC Dexia Investor Services Trust, a trust company continued under the laws of Canada, and any successor Custodian appointed pursuant hereto, and their respective successors and assigns.

“Custodian Security Interest” has the meaning specified in Section 23(5).

“Declaration” means a declaration in the form and with the supplementary information approved by the Superintendent, setting out the Market Value of the Collateral as of the date of such report.

“Depository” means any authorized domestic depository or clearing or settlement agency or system, including a transnational book-based system, and shall include CDS Clearing and Depository Services Inc. and its successors and assigns.

“Direction” means any directions, notices, requests, instructions and any other communication of the Pledgor, the Secured Party or any Investment Manager (including, for greater certainty, Entitlement Orders) given to the Custodian in accordance with the terms of this Agreement and “Direct” means to give a Direction.

“Entitlement Order” means an “entitlement order” as defined in the STA.

“Event of Default” has the meaning specified in Section 9.

“Expenses” has the meaning specified in Section 4(b).

“Fee Schedule” means the schedule of fees payable hereunder as agreed to by the parties, as amended from time to time.

“Investment Manager” means any person or entity designated by the Pledgor as an investment manager pursuant to Section 7.

“Lien” means (i) any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, encumbrance, lien (statutory or otherwise), hire purchase agreement, conditional sale agreement, deposit arrangement, title retention agreement or arrangement, or any other assignment, arrangement or condition that in substance secures payment or performance of an obligation, (ii) any trust arrangement, or (iii) any agreement to grant any such rights or interests.

“Market Value” means the market value of the Collateral, as determined by the Custodian in accordance with the terms of this Agreement.

“Minimum Market Value” means the amount required pursuant to the Guideline on the Minimum Continuing Capital and Surplus Requirement for Life Companies, as amended from time to time, in order to avoid any capital deduction or margin requirement as a result of entering into, and ceding risks to the Pledgor pursuant to the terms of the 2010 Coinsurance Agreement.

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“Notice of Exclusive Control” means a notice from the Secured Party to the Custodian and the Pledgor in substantially the form attached hereto as Schedule “B”.

“Overdraft” has the meaning specified in Section 23(1).

“Permitted Investments” means Eligible Assets as defined in the Reinsurance Agreement and set out in the document titled “FINANCIAL REASSURANCE COMPANY 2010, LTD - PRIMERICA LIFE INSURANCE COMPANY OF CANADA TRUST ACCOUNT - ACCOUNT NUMBER 110335034 - INVESTMENT PORTFOLIO GUIDELINES” dated as of March 3, 2010, provided that they are held and settled through CDS Clearing and Depository Services Inc. or are represented by physical certificates delivered to, and registered or endorsed in the name of, the Custodian or its nominee.

“Person” means any natural person, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, company, limited liability company, institution, public benefit corporation, investment or other fund, government (whether federal, provincial, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof) or other entity of any nature.

“Pledgor Obligations” has the meaning specified in Section 23(5).

“PPSA” means the Personal Property Security Act (Ontario), including any regulation promulgated thereunder, as amended from time to time.

“Release Date” means the date on which all the Secured Obligations have been indefeasibly paid and discharged in full and the Secured Party and the Pledgor have no further dealings pursuant to which further Secured Obligations might arise. For greater certainty, “Release Date” shall include the date on which the Secured Party recaptures all of the reinsurance liabilities of the Pledgor under the 2010 Coinsurance Agreement or the 2010 Coinsurance Agreement is terminated in accordance with Article XX therein.

“Secured Obligations” has the meaning specified in Section 4(a).

“Securities Account” means each account opened or maintained by the Pledgor with the Custodian for purposes of this Agreement or which the parties may agree is to be a Securities Account for purposes of this Agreement.

“Security Interest” has the meaning specified in Section 4.

“STA” means the Securities Transfer Act, 2006 (Ontario) and the regulations promulgated thereunder, as amended from time to time.

“Standard of Care” has the meaning specified in Section 27(1).

“Superintendent” mean the Superintendent of Financial Institutions, appointed pursuant to the Office of the Superintendent of Financial Institutions Act.

“2010 Coinsurance Agreement” means the reinsurance agreement between the Secured Party and the Pledgor described in Schedule “A”, as amended or supplemented from time to time.

“Voting Materials” means all proxies, proxy solicitation materials and other communications received by the Custodian relating to any securities which form part of the Collateral and that call for voting.

(2)

Terms defined in the PPSA or the STA and used but not otherwise defined in this Agreement have the same meanings as in the PPSA or STA, as the case may be. For greater certainty, the terms “investment property”, “money” and “proceeds” have the meanings given to them in the PPSA; and the terms “certificated security”, “control”, “deliver”, “entitlement holder”, “entitlement order”, “financial asset”, “security”, “securities account”, “securities intermediary”, “security entitlement” and “uncertificated security” have the meanings given to them in the STA.

(3)

In this Agreement the words “including”, “includes” and “include” mean “including (or includes or include) without limitation”. The expressions “Section” and other subdivision followed by a number mean and refer to the specified Section or other subdivision of this Agreement.

(4)	Any reference in this Agreement to gender includes all genders. Words importing the singular number only include the plural and vice versa.
(5)	The division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenient reference only and do not affect its interpretation.

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(6)

Any reference in this Agreement to this Agreement, any other agreement or any instrument, means this Agreement, such other agreement, or such instrument, in each case, as the same may have been or may from time to time be amended, modified, extended, renewed, restated, replaced or supplemented and includes all schedules attached thereto. Except as otherwise provided in this Agreement, any reference in this Agreement to a statute refers to such statute and all rules and regulations made under it as the same may have been or may from time to time be amended or re-enacted.

Section 2	The Securities Account.
(1)

The Custodian shall open and maintain the Securities Account as an account of, and in the name of, the Pledgor, or shall designate an existing account as a Securities Account for purposes of this Agreement. The parties hereby agree that the account described in Schedule “C” is and shall be a “Securities Account” for purposes of this Agreement.

(2)

The Securities Account shall be opened and maintained at the offices of the Custodian in Toronto, Ontario. The Custodian will not change the location, name or account number of any Securities Account without the prior written consent of the Pledgor and the Secured Party. The Securities Account shall be administered upon the terms and conditions set forth herein. The Custodian agrees to hold the Collateral as client property separate and apart from its general property. Notwithstanding Section 17.1(l)(c) of the PPSA, or equivalent legislation in any other jurisdiction, the Custodian shall not lend, re-pledge or re-hypothecate the Collateral.

(3)	The Pledgor shall, from time to time, deposit, contribute or deliver property to the Securities Account as required by the terms of the 2010 Coinsurance Agreement.
(4)

The Pledgor shall ensure that all property deposited, contributed or delivered by it to the Securities Account, or in which it Directs that amounts in the Securities Account be invested, consists of Permitted Investments and cash deposited in the Securities Account in the normal course of operating an investment securities account. While it is the Pledgor’s obligation to ensure that all property delivered by it to the Securities Account consists of Permitted Investments and the Secured Party has access to statements of the Securities Account to permit it to confirm that the assets in the Securities Account are Permitted Investments, as a supplemental control, the Custodian may, at its sole discretion, block the settlement of property that is non-CDS eligible into the Securities Account (the “Blocking Service”). On each occasion that the Custodian provides the Blocking Service, it shall promptly notify the Secured Party and the Pledgor of any property that has not settled into the Securities Account due to the Blocking Service. The Pledgor and the Secured Party shall not Direct the Custodian to use any part of the Collateral in a securities lending program.

(5)

The Custodian shall determine the Market Value of the Collateral at such times as required for purposes of this Agreement. In determining such Market Values, the Custodian shall use nationally recognized pricing services for property for which such prices are available, and for property for which such prices are not available, the Market Value shall be the market value or estimated market value agreed by the Secured Party and the Pledgor (or the Investment Manager on its behalf). The Custodian shall not be liable for any loss, damage or expense, arising as a result of (i) an error in such data sources, or (ii) market values or estimated market values provided by the Pledgor or the Secured Party or for any delay or failure of either party providing such market values or estimated market values.

(6)

The Pledgor shall ensure that the Market Value of the Permitted Investments forming part of the Collateral shall at all times be at least equal to the Minimum Market Value. If the Market Value of the Permitted Investments forming part of the Collateral shall at any time fall below the Minimum Market Value, the Pledgor shall promptly deposit in the Securities Account additional Collateral with a Market Value sufficient to bring the Market Value of the Permitted Investments forming part of the Collateral to at least the Minimum Market Value.

(7)

The Pledgor may not withdraw, and the Custodian shall not comply with any Entitlement Order issued by the Pledgor to withdraw, any of the Collateral from the Securities Account without the joint written Direction of the Pledgor and the Secured Party. Upon any withdrawal made in accordance with this Section 2(7), the Collateral withdrawn shall cease to be subject to the Security Interest and shall cease to be Collateral. The Security Interest shall not otherwise terminate except by means of the earlier of (i) the Release Date or (ii) a discharge in writing executed by the Secured Party in accordance with Section 30. The Custodian shall be entitled to set off against any Collateral withdrawn by the Pledgor pursuant to this Section 2(7) any fees and expenses due and payable to it by the Pledgor pursuant to this Agreement.

(8)

No withdrawal of Collateral pursuant to Section 2(7) shall prejudice the right of the Secured Party to subsequently require, or the obligation of the Pledgor to make, delivery of new Collateral in accordance with the terms of the 2010 Coinsurance Agreement and this Agreement.

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(9)

Notwithstanding anything in this Agreement to the contrary, the Custodian agrees that it will comply with any Entitlement Orders originated by the Secured Party, without the further consent of the Pledgor. Upon receipt by the Custodian of a written notice from the Secured Party of a Notice of Exclusive Control, the Custodian shall promptly cease to comply with Entitlement Orders of the Pledgor or the Investment Manager with respect to the Collateral or the Securities Account (including without limitation Directions pursuant to Section 7(1) and Section 7(2)). In complying with any such Notice of Exclusive Control, the Custodian shall be entitled to a reasonable period of time to implement the Notice of Exclusive Control and shall not be required to cease processing a pending transaction not involving the withdrawal of property from the Securities Account pursuant to a Direction that was received by the Custodian prior to receiving the Notice of Exclusive Control. Other than the delivery of an Entitlement Order, no other statement or document need be presented by the Secured Party to withdraw any of the Collateral from the Securities Account, except that the Secured Party shall acknowledge to the Custodian receipt of such withdrawn Collateral.

(10)	As between the Secured Party and the Pledgor, the Secured Party agrees that it may only deliver a Notice of Exclusive Control to the Custodian if an Event of Default has occurred and is continuing.
Section 3	Grant of Security.

The Pledgor grants to the Secured Party a security interest in, and assigns, mortgages, charges, hypothecates and pledges to the Secured Party, the following (collectively, the “Collateral”):

(a)	the Securities Account
(b)	all of the credit balances, security entitlements, securities, cash, and other financial assets and other property (or their value) from time to time held in the Securities Account;
(c)	all securities and other property derived from any dealing with or distribution of any property referred to in this Section 3;
(d)

all substitutions and replacements of, increases and additions to the property described in Section 3(a), Section 3(b) and Section 3(c), including as a result of any merger, amalgamation, arrangement, consolidation, subdivision, reclassification, stock dividend or other adjustment; and

(e)

all proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Section 3(a), Section 3(b), Section 3(c) and Section 3(d), including the proceeds of such proceeds.

Section 4	Secured Obligations.

The security interest, assignment, mortgage, charge, hypothecation and pledge granted by this Agreement (collectively, the “Security Interest”) secures the payment and performance of:

(a)

all of the Pledgor’s present and future obligations to the Secured Party to pay the Pledgor’s share of any loss or liability or both (including where required by the 2010 Coinsurance Agreement, any loss or liability on account of claims incurred but not reported) sustained by the Secured Party for which the Pledgor is liable under the 2010 Coinsurance Agreement and all of the Pledgor’s other present and future debts, liabilities and obligations to the Secured Party, direct or indirect, absolute or contingent, whether alone or with others, pursuant to or in connection with the 2010 Coinsurance Agreement or this Agreement (collectively, and together with the Expenses, the “Secured Obligations”); and

(b)

all reasonable legal fees, court costs, receiver’s or agent’s remuneration and other expenses of taking possession of, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral upon the Security Interest becoming enforceable, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters (collectively, the “Expenses”).

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Section 5	Attachment.
(1)

The Pledgor acknowledges that (i) value has been given, (ii) it has rights in the Collateral or the power to transfer rights in the Collateral to the Secured Party (other than after- acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a copy of this Agreement.

(2)

At the request of the Secured Party, the Pledgor will take all action that the Secured Party deems advisable to cause the Secured Party to have control over any securities or other investment property delivered by the Pledgor pursuant to the 2010 Coinsurance Agreement or this Agreement or that is now or at any time becomes Collateral, including (i) causing the Collateral to be transferred to or registered in the name of the Custodian or its nominee, (ii) endorsing any certificated securities to the Custodian or its nominee by an effective endorsement, (iii) directing CDS Clearing and Depository Services Inc. that the Collateral is to be credited to an account in the name of the Custodian or its nominee, (iv) delivering the Collateral to the Custodian, and (v) delivering to the Custodian any and all consents or other documents or agreements which may be necessary to effect the transfer of any Collateral to the Custodian.

Section 6	Duties of the Secured Party.
(1)

The Secured Party has no obligation to exercise any option or right in connection with any Collateral. The Secured Party has no obligation to protect or preserve any Collateral from depreciating in value or becoming worthless and is released from all responsibility for any loss of value whether such Collateral is in the possession of, is a security entitlement of, or is subject to the control of, the Secured Party, the Custodian, the Pledgor or any other Person. The Custodian shall comply with its Standard of Care in the physical keeping of any Collateral.

Section 7	Rights of the Pledgor.
(1)

Until the Secured Party has delivered a Notice of Exclusive Control, the Pledgor shall be entitled, subject to Section 2(4), Section 2(6) and Section 2(7), to Direct the Custodian as to the manner of investment of the Collateral and to otherwise deal with the Collateral in the ordinary course of business. The Custodian may establish reasonable requirements relative to the time or times by which Direction must be given and shall advise the Pledgor of those requirements. The Pledgor may, by Direction to the Custodian and the Secured Party, designate an Investment Manager to manage the investment of some or all of the Collateral as identified by the Pledgor, and to provide Directions to the Custodian with regard to the investment of the Collateral. The Custodian may assume that the designation of an Investment Manager continues in force until it receives a written Direction from the Pledgor to the contrary. Whenever a Notice of Exclusive Control has been delivered to the Custodian, all rights of the Pledgor, or any Investment Manager, to Direct the Custodian as to the manner of investment of the Collateral shall terminate and all such rights shall become vested solely and absolutely in the Secured Party.

(2)

Until the Secured Party has delivered a Notice of Exclusive Control, the Pledgor shall be entitled to Direct the Custodian with respect to the exercise of the voting rights attached to the securities and other financial assets that are part of the Collateral. The Custodian may establish reasonable requirements relative to the time or times by which any such Directions must be given and shall advise the Pledgor of those requirements. Following delivery to the Custodian of a Notice of Exclusive Control, all rights of the Pledgor to vote or to Direct the voting (including under any proxy given by the Custodian or the Secured Party (or a nominee) or otherwise) shall cease and all such rights become vested solely and absolutely in the Secured Party.

(3)

All dividends, interests, distributions and other amounts related to the Collateral shall be collected by the Custodian, credited to the Securities Account and shall constitute Collateral, unless and until released in accordance with Section 2(7). Any dividend, interest, cash or other amounts received by the Pledgor contrary to this Section 7(3) will be held by the Pledgor as trustee for the Secured Party and shall be immediately paid over to the Custodian, or after the giving of a Notice of Exclusive Control, to or to the order of the Secured Party.

Section 8	Expenses.

The Pledgor is liable for and will pay on demand by the Custodian or Secured Party, as the case may be, any and all Expenses of the Custodian or the Secured Party. For greater certainty, each party hereto shall be responsible for all expenses, including legal fees, incurred by such party in connection with the negotiation of this Agreement. As between the Pledgor and the Secured Party only, each shall pay for their own legal opinions, any financing statements delivered or filed in accordance herewith, and any other filing fees and disbursements related thereto, and any legal fees incurred in connection therewith, and neither of the Pledgor or the Secured Party shall be responsible for such expenses incurred by the other party.

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Section 9	Enforcement.
(1)	The Security Interest shall become and be enforceable against the Pledgor upon the occurrence of any one or more of the following events (each, an “Event of Default”):
(a)	the Pledgor is no longer authorized in its home jurisdiction to carry on the business of reinsurance;
(b)

the Pledgor fails to make any payment when due (following the expiry of any cure period provided for in the 2010 Coinsurance Agreement) under the 2010 Coinsurance Agreement (whether on a scheduled payment date or upon default or termination);

(c)	the Pledgor defaults in any of its other duties and obligations under the 2010 Coinsurance Agreement (following the expiry of any cure period provided for in the 2010 Coinsurance Agreement);
(d)

any representation or warranty made by the Pledgor in this Agreement is breached or is incorrect in any respect and the Pledgor fails to remedy such breach and cause such representation or warranty to become correct in all respects within three Business Days of receipt of notice from the Secured Party requiring it to do so;

(e)

the Pledgor fails to perform any of its undertakings, covenants or agreements in this Agreement and such failure is not remedied on or before the third Business Day following the day in which notice of such failure has been given by the Secured Party to the Pledgor;

(f)	the Pledgor becomes insolvent or unable to pay its debts as they fall due or fails or admits in writing its inability to pay its debts as they fall due;
(g)

the Pledgor institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (i) results in a judgment of insolvency or liquidation, or (ii) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof provided the Pledgor is diligently pursuing the dismissal, discharge, stay or restrain during such time;

(h)

one or more supervisory or regulatory authorities takes control of all or substantially all of the assets of the Pledgor, with the intention that such authority or authorities act as administrator, liquidator or provisional liquidator, receiver or interim receiver, trustee, custodian or other similar officer; or

(i)

a liquidator or receiver of the Pledgor or of any part of the insurance business of the Pledgor is appointed under the provisions of any statute or pursuant to any agreement between the Pledgor and a third party.

(2)

The Pledgor and the Secured Party hereby acknowledge and agree that the Custodian shall in no way be required to confirm or verify that an Event of Default has occurred or is continuing prior to acting upon a Notice of Exclusive Control or an Entitlement Order given to the Custodian in accordance with the terms of this Agreement.

Section 10	Remedies.

The Secured Party and the Pledgor agree that, upon the occurrence and during the continuance of an Event of Default, the Secured Party may realize upon the Collateral and enforce the rights of the Secured Party by:

(a)	delivering a Notice of Exclusive Control to the Custodian;
(b)	realizing upon or otherwise disposing of or contracting to dispose of the Collateral by sale, transfer or delivery;
(c)

exercising and enforcing all rights and remedies of a holder of the Collateral as if the Secured Party were the absolute owner thereof (including, if necessary, causing the Collateral to be registered in the name of the Secured Party or its nominee if not already done);

(d)	collecting any proceeds arising in respect of the Collateral;
(e)

directing the Custodian to transfer all Collateral held by the Custodian in the Securities Account to another account maintained with, by or on behalf of the Secured Party or otherwise as the Secured Party may Direct, and the Custodian shall comply with any such Direction;

(f)	applying any proceeds arising in respect of the Collateral in accordance with Section 32(11); and
(g)	exercising any other remedy or proceeding authorized or permitted under the PPSA or otherwise by Applicable Law or equity.

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Section 11	Exercise of Remedies.

The remedies under Section 10 may be exercised from time to time separately or in combination and are in addition to, and not in substitution for, any other rights of the Secured Party however arising or created. The Secured Party is not bound to exercise any right or remedy, and the exercise of rights and remedies is without prejudice to the rights of the Secured Party in respect of the Secured Obligations including the right to claim for any deficiency.

Section 12	Appointment of Attorney.

Effective upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby irrevocably constitutes and appoints the Secured Party (and any officer of the Secured Party) the true and lawful attorney of the Pledgor to take any and all appropriate action and to execute any and all documents as, in the opinion of the Secured Party, may be necessary to accomplish the purposes of this Agreement. As the attorney of the Pledgor, the Secured Party has the power to exercise for and in the name of the Pledgor with full power of substitution, at any time that the Security Interest is enforceable, any of the Pledgor’s right (including the right of disposal), title and interest in and to the Collateral including the execution, endorsement, delivery and transfer of the Collateral to the Secured Party, its nominees or transferees, and the Secured Party and its nominees or transferees are hereby empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Collateral to the same extent as the Pledgor might do. This power of attorney is irrevocable until the Release Date, is coupled with an interest, has been given for valuable consideration (the receipt and adequacy of which is acknowledged) and survives, and does not terminate upon, the bankruptcy, dissolution, winding up or insolvency of the Pledgor. This power of attorney extends to and is binding upon the Pledgor’s successors and assigns. The Pledgor authorizes the Secured Party to delegate in writing to another Person any power and authority of the Secured Party under this power of attorney as may be necessary or desirable in the opinion of the Secured Party, and to revoke or suspend such delegation. For greater certainty, this power of attorney is revoked upon the termination of this Agreement.

Section 13	Dealing with the Collateral.

In exercising its rights upon the occurrence and the continuance of an Event of Default:

(a)

the Secured Party is not obliged to exhaust its recourse against the Pledgor or any other Person or against any other security it may hold in respect of the Secured Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Secured Party may consider desirable;

(b)

the Secured Party may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgor and with other Persons, sureties or securities as it may see fit without prejudice to the Secured Obligations, the liability of the Pledgor or the rights of the Secured Party in respect of the Collateral; and

(c)

except as otherwise provided by Applicable Law or this Agreement, the Secured Party is not (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any Persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

Section 14	Standards of Sale.

Without prejudice to the ability of the Secured Party to dispose of the Collateral in any manner which is commercially reasonable after the occurrence and during the continuance of an Event of Default, the Pledgor acknowledges that:

(a)	the Collateral may be disposed of in whole or in part;
(b)	the Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;
(c)	any assignee of such Collateral may be the Secured Party or a customer of the Secured Party;
(d)	any sale conducted by the Secured Party will be at such time and place, on such notice and in accordance with such procedures as the Secured Party, in its sole discretion, may deem advantageous;

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(e)

the Collateral may be disposed of in any manner and on any terms necessary to avoid violation of Applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that the prospective bidders and purchasers have certain qualifications, and restrict the prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Collateral) or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;

(f)	a disposition of the Collateral may be on such terms and conditions as to credit or otherwise as the Secured Party, in its sole discretion, may deem advantageous; and
(g)	the Secured Party may establish an upset or reserve bid or price in respect of the Collateral.
Section 15	Dealings by Third Parties.
(1)

No Person dealing with the Secured Party or an agent or receiver appointed at the instance of the Secured Party is required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which such Person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Secured Party or the Custodian by the Pledgor, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the propriety or regularity of any sale or other dealing by the Secured Party with the Collateral, or (vi) how any money paid to the Secured Party has been applied.

(2)

Any bona fide purchaser of all or any part of the Collateral from the Secured Party or any receiver or agent will hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, which it specifically waives (to the fullest extent permitted by Applicable Law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Pledgor has or may have under any rule of law or statute now existing or hereafter adopted.

Section 16	Representations, Warranties and Covenants of the Pledgor.

The Pledgor represents and warrants (which representations and warranties will be deemed to be repeated as of each date on which the Pledgor delivers Collateral) and undertakes to the Secured Party and the Custodian that:

(a)

the Pledgor is an insurance company duly incorporated and validly existing under the laws of its jurisdiction of incorporation and is not in liquidation, is authorized in its jurisdiction of incorporation to carry on the business of reinsurance and has the corporate power and authority to enter into this Agreement and to exercise its rights and perform its obligations hereunder and has taken all corporate and other action required to authorise its execution and performance of this Agreement;

(b)

the Pledgor owns, or will at the time of it being credited to the Securities Account own, the Collateral free and clear of all Liens (other than the Security Interest and the Custodian Security Interest) and other adverse claims and the Pledgor is entitled to grant the Security Interest and the Custodian Security Interest created pursuant to this Agreement;

(c)	this Agreement does not conflict in any material respect with any contractual or other obligation binding upon the Pledgor or with the constitutional documents of the Pledgor;
(d)

the Security Interest created pursuant to this Agreement constitutes and will constitute a first priority security interest over the Collateral, not subject to any prior or pari passu security interest (other than the Custodian Security Interest);

(e)	this Agreement has been duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligations of the Pledgor, enforceable in accordance with its terms;
(f)

other than with the prior written consent of the Secured Party, the Pledgor shall not dispose of the Collateral, shall not create any Liens, other than the Security Interest and the Custodian Security Interest created by this Agreement, in respect of the Collateral (irrespective of whether ranking behind the Security Interest created hereby), shall not permit the existence of any such Lien, and shall not grant control over any of the Collateral to any Person other than the Secured Party;

(g)	to the Pledgor’s knowledge, no transfer restrictions apply to any of the Collateral, except as have been complied with;
(h)

the Pledgor does not know of any claim to or interest in any Collateral, including any adverse claims. If any Person asserts any Lien, encumbrance or adverse claim against any of the Collateral, the Pledgor will promptly notify the Secured Party;

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(i)	the Pledgor has not consented to, will not consent to, and has no knowledge of any control by any Person with respect to any Collateral, other than the Secured Party;
(j)

the Pledgor will notify the Secured Party immediately upon becoming aware of any change in an “issuer’s jurisdiction” within the meaning of the STA and the equivalent legislation in any other jurisdiction in respect of any Collateral that are uncertificated securities;

(k)	the Pledgor will not change its name in any manner or its jurisdiction of incorporation without providing at least 30 days’ prior written notice to the Secured Party and the Custodian;
(1)

the head office and chief executive office of the Pledgor is located at the location specified in the 2010 Coinsurance Agreement or otherwise provided to the Secured Party, and the Pledgor will not change the jurisdiction of its head office or chief executive office without providing at least 30 days’ prior written notice to the Secured Party; and

(m)

the Pledgor will grant to the Secured Party such further security interests, assignments, mortgages, charges, hypothecations and pledges in such of the Collateral that is not effectively subject to a valid and perfected first ranking security interest pursuant to this Agreement, and in each relevant jurisdiction as reasonably determined by the Secured Party. The Pledgor will perform all acts, execute and deliver all agreements, documents and instruments and take such other steps as are reasonably requested by the Secured Party at any time to register, file, signify, publish, perfect, maintain, protect, and enforce the Security Interest including: (i) executing, recording and filing of financing or other statements, and paying all taxes, fees and other charges payable, (ii) placing notations on its books of account to disclose the Security Interest, (iii) delivering acknowledgements, confirmations and subordinations that may be necessary to ensure that the Security Interest constitutes a valid and perfected first ranking security interest, (iv) executing and delivering any certificates, endorsements, instructions, agreements, documents and instruments, required to register, file, signify, publish, perfect, maintain, protect and enforce the Security Interest. The documents contemplated by this paragraph must be in form and substance reasonably satisfactory to the Secured Party.

Section 17	Collateral Matters.
(1)	The Custodian acknowledges and agrees that:
(a)	the Collateral is and will at all times be held by the Custodian in Canada;
(b)

the Custodian represents and warrants to the Secured Party that it is a Canadian financial institution and is not an Affiliate of the Pledgor, and covenants to remain a Canadian financial institution and not an Affiliate of the Pledgor so long as this Agreement remains in force;

(c)

subject to the provisions set out herein, it has not acquired and will not acquire any right, title or interest in the Collateral on its own behalf other than such rights as it may have as securities intermediary with respect thereto (including the Custodian Security Interest) and to hold and administer the same in accordance with the terms of this Agreement;

(d)

it has not entered into, and will not enter into, any agreement, other than this Agreement, in which it agrees to comply with any Entitlement Order or other instruction or direction in respect of the Collateral or any portion thereof and it will not accept or act upon an Entitlement Order, instruction or direction in respect of the Collateral or the Securities Account, except as provided in this Agreement;

(e)

all property (whether a credit balance, a security, an instrument or other property whatsoever) credited to or held in the Securities Account is to be treated as a financial asset under the STA and the equivalent legislation in other jurisdictions;

(f)	the Securities Account is a “securities account” for purposes of the STA, and the equivalent legislation in other jurisdictions;
(g)

it is acting as a “securities intermediary”, for purposes of the STA and the equivalent legislation in other jurisdictions, in respect of the Collateral and any security entitlements credited to the Securities Account; and

(h)	its “securities intermediary’s jurisdiction” for purposes of the STA, and the equivalent legislation in other jurisdictions, is the Province of Ontario, Canada.

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(2)	Each of the Pledgor and the Secured Party acknowledges and agrees that
(a)

the Custodian shall have no obligation to register any financing statement or other personal property security filings in respect of any of the Collateral, or to perfect or maintain the perfection of any Lien, other than its obligation to open and maintain the Securities Account in accordance with the terms of this Agreement; and

(b)

the Custodian shall not be responsible for determining the amount of Collateral required to be delivered by the Pledgor at any time pursuant to the 2010 Coinsurance Agreement or to determine whether the Collateral held in the Securities Account are either Permitted Investments or cash.

Section 18	Appointment and Duties of the Custodian.
(1)	The Custodian agrees to act as Custodian and, in that connection, agrees to maintain the Securities Account in accordance with the terms of this Agreement. In particular, the Custodian agrees that:
(a)

except as otherwise provided herein, all securities and all other property delivered to the Custodian pursuant to this Agreement or the 2010 Coinsurance Agreement for credit to the Securities Account, or otherwise as Collateral, shall promptly be credited to, and shall be held in, the Securities Account. The Custodian shall hold the Collateral in accordance with the terms and conditions of this Agreement. The Custodian shall hold the Collateral as client property separate and apart from its general property. All Collateral shall at all times and in all circumstances be clearly recorded in the books and records of the Custodian as being separate and apart from the assets of the Custodian and in a manner which reflects the Pledgor as the beneficial owner of the securities and other property in the Securities Account. The Custodian shall make notations in its records that the Securities Account is subject to a security interest in favour of the Secured Party;

(b)

the Custodian shall promptly credit and deposit all cash or other amounts received as dividends, interest, distributions or other payment related to the Collateral, including all cash or other amounts received pursuant to Section 7(3), to the Securities Account;

(c)

the Custodian shall, with respect to Corporate Actions, use reasonable efforts to promptly forward to the Pledgor, or, on Direction from the Pledgor, to the Investment Manager, or, following the delivery of a Notice of Exclusive Control to the Custodian, the Secured Party, a corporate action notice that contains a summary of information which has actually been received by the Custodian from third party sources believed by the Custodian to be reliable, and request Directions with respect to such Corporate Action where required. The Custodian shall, with respect to Voting Materials, use reasonable efforts to promptly forward, or arrange to have promptly forwarded, to the Pledgor (or to the Investment Manager which the Pledgor has designated as having responsibility for the relevant security) or, following the delivery of a Notice of Exclusive Control to the Custodian, the Secured Party, all Voting Materials which the Custodian receives in respect of securities forming part of the Collateral. The Custodian shall be under no duty to investigate, participate in or take affirmative action concerning any Corporate Actions or Voting Materials, except in accordance with a Direction given in accordance with this Agreement, and upon such indemnity and provision for fees and expenses as the Custodian may require. For greater certainty, other than as described in this paragraph and in (l)(e) below, the Custodian shall not be obligated to forward or summarize any other shareholder communications, including shareholder mailings, notices or reports, and the Custodian shall have no responsibility or liability for ensuring the accuracy or adequacy of such third party information contained in any such Voting Materials or Corporate Action notice;

(d)

the Custodian shall register the Collateral in the Custodian’s own name in the name of a Depository or in the name of a nominee, or in bearer form, if the security is not capable of being registered or registration of it would not be in the best interests of the Pledgor and the Secured Party;

(e)

the Custodian shall account for all Collateral in the Securities Account and shall provide monthly statements of account. Additional statements as required to satisfy the requirements of the Superintendent and any other regulatory or administrative agencies will also be provided as requested by the Secured Party, the Pledgor, the Superintendent or such other regulatory or administrative agency, all at the expense of the Pledgor. Upon the expiration of one hundred and twenty (120) days from the date of mailing of any statement, the Custodian shall be fully released and discharged from any liability or accountability to any party with respect to the acts or transactions disclosed in such statement, except when the Custodian has breached its Standard of Care and in respect of those certain acts and transactions which the Pledgor or the Secured Party has identified by giving written notice to the Custodian;

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(f)

the Custodian shall respond to any direct inquiries of the Pledgor, the Secured Party, the Superintendent, or any of their representatives, concerning the Securities Account or the Collateral, and shall upon reasonable prior notice provide to the Pledgor, the Secured Party and the Superintendent detailed inventories of all securities and other property held in the Securities Account, and the Custodian shall, upon reasonable prior notice, and subject to such commercially reasonable requirements as the Custodian may impose, permit the Pledgor, the Secured Party, the Superintendent, or any of their representatives, to examine and audit all securities and other property held in the Securities Account. The Custodian shall promptly provide notice to the Secured Party and the Pledgor concerning audits of the Superintendent. The parties acknowledge that copies of statements and confirmations relating to the Securities Account are available through the Custodian’s client access web portal, and the Pledgor hereby consents to the Custodian granting access to the Secured Party to information regarding the Securities Account by such web portal and such consent to access may not be withdraw without the consent of the Secured Party. The Pledgor and the Secured Party hereby consent to the Custodian granting access to the Superintendent to the information regarding the Securities Account by the Custodian’s client access web portal;

(g)

the Custodian shall keep records of the administration of the Securities Account. The Pledgor, the Superintendent, the Secured Party and/or any other persons to whom the Custodian is legally obligated to provide access, may examine such records upon reasonable prior notice during business hours through any person or persons duly authorized in writing by the Pledgor, the Superintendent, the Secured Party and/or such other person, as the case may be;

(h)

the Custodian shall notify the Pledgor and the Secured Party of any claim of which the Custodian has actual notice against the Collateral or any part thereof exerted by any Person, or of any loss, destruction of or damage to the Collateral or any part thereof;

(i)

the Custodian shall, on the receipt from the Secured Party of an Entitlement Order, or notice from the Secured Party that such surrender or transfer is required in connection with a realization effected in accordance with Section 10, surrender possession of all or part of the Collateral or transfer all or part of the Collateral from the Securities Account to the Secured Party, another Person or to an account designated by the Secured Party, all as Directed by the Secured Party;

(j)

the Custodian will, on or before the fifteenth day of each calendar month, or, if the fifteenth day is not a business day of the Custodian, on or before the first business day of the Custodian following the fifteenth day, prepare and file with the Superintendent, in a form acceptable to the Superintendent, a Declaration with respect to the Collateral, in such form as the Superintendent may require from time to time, together with paper and electronic copies of information all as may be required from time to time by the Superintendent with respect to the Collateral. The Secured Party hereby appoints the Custodian as its agent for the purpose of filing such Declaration and authorizes the Custodian to file each such Declaration on its behalf. The Secured Party acknowledges that such Declaration may as an administrative matter be filed by the Custodian as part of a larger filing made in respect of other similar arrangements with other clients;

(k)

notwithstanding Section 17.1(l)(c) of the PPSA, the equivalent legislation in any other jurisdictions or any other provision of Applicable Law, the Custodian shall not lend, re-pledge or re-hypothecate the Collateral; and

(1)	the Custodian shall not permit any of the Collateral to be used as part of the Custodian’s securities lending program.
Section 19	Directed Powers.
(1)

The Custodian shall exercise the following powers and authority in the administration of the Securities Account only upon Direction of the Pledgor or its Investment Manager and, to the extent required by Section 2, the consent of the Secured Party and, after receipt of a Notice of Exclusive Control from the Secured Party, only upon the Direction of the Secured Party:

(a)	settle the purchase and sale of Collateral; and
(b)

complete and process such Voting Materials and process Corporate Actions as the Custodian may be Directed, provided that the Custodian has received Directions within the time frames specified by the Custodian in any such Voting Materials or Corporate Action notice applicable thereto. Where Directions have not been provided within such time frames, the Custodian will take no action except only in the case of Corporate Actions and where a default option exists, such default option as outlined in the notice will apply. In the event that Directions are provided after such time frames, the Custodian shall use reasonable efforts to process such Corporate Actions or Voting Materials.

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Section 20	Contractual Settlement.

The Custodian shall, in jurisdictions where settlement practices permit, credit the Securities Account with Collateral, in connection with the receipt of interest or dividends or the sale or redemption of any security held hereunder, and debit such Securities Account, in connection with the purchase of any security, on the Contractual Settlement Date with respect thereto, whether or not such monies have been received, or payment made, by the Contractual Settlement Date. However, if after a reasonable time (as determined by the Custodian) following the Contractual Settlement Date any such payment or receipt shall fail to take place for any reason other than the failure of the Custodian to make payment against delivery or delivery against payments, all related credits and debits shall be reversed and adjusted to reflect the failure of the transaction to take place.

Section 21	Services to be Performed without Direction.
(1)	The Custodian may, without Direction, perform the following duties with respect to the Collateral in accordance with accepted industry practice in the relevant market:
(a)

hold securities forming part of the Collateral through a Depository on the terms of business of the operators of such Depository, and may effect settlement in accordance with the customary or established trading and processing practices and procedures in the jurisdiction or market in which any transaction in respect of the Collateral occurs. The Custodian shall be fully protected and absolved from any liability howsoever arising from effecting transactions in the foregoing manner except to the extent that such liability arises out of the Custodian’s breach of its Standard of Care in carrying out Directions in relation to such transactions.

The Custodian may commingle Collateral held through a Depository with property of other clients of the Custodian (but not with property held for the Custodian’s own account).

Where the Collateral is so held through a Depository, the Pledgor and the Secured Party confirm that they will not assert any claim in respect of such Collateral which would be contrary to the rules and procedures of such Depository, and will not knowingly act in any way which could result in the Custodian being in breach of any rule or procedure of such Depository;

(b)

enter into and settle foreign exchange transactions, on behalf of the Pledgor, for purposes of facilitating settlement of trades of Collateral or otherwise, and any such transactions may be entered into with such counterparties (including but not limited to the Custodian acting as principal) as the Custodian may choose in its sole discretion, including Affiliates of the Custodian, unless the Pledgor otherwise Directs;

(c)

to the extent it may do so in the ordinary course of its business, (i) collect income payable to and distributions due to the Securities Account and sign on behalf of the Pledgor or the Secured Party any declarations, affidavits, certificates of ownership and other documents required to collect income and principal payments, including but not limited to, tax reclamations, rebates and other withheld amounts, and (ii) collect proceeds from securities or other property which may mature, provided that whenever a security or other property offers the Custodian the option of receiving dividends in shares or cash, the Custodian is authorized to select the cash option unless the Custodian receives a Direction to the contrary. The Custodian shall not be responsible for the failure to receive payment of (or late payment of) distributions with respect to securities or other property held in the Securities Account;

(d)

present for redemptions or exchange any securities or other property which may be recalled, redeemed, withdrawn or retired provided that timely receipt of written notice of the same is received by the Custodian from the issuer;

(e)

retain uninvested cash balances from time to time on hand in the Securities Account and may, in its sole discretion, hold such cash balances on deposit with a bank or another deposit taking institution, including the Custodian or its Affiliates, in such interest bearing account as the Custodian may, in its sole discretion, determine.

For greater certainty, the parties agree that all free credit balances standing to the credit of any Securities Account, including un-invested cash balances and all interests earned, shall constitute “financial assets” for the purposes of the STA and shall be subject to the Security Interest; and

(f)

do all such acts, take all such proceedings and exercise all such rights and privileges, although not specifically mentioned in this Agreement, as the Custodian may deem necessary to carry out its rights and obligations under this Agreement.

(2)

The Custodian may appoint Agents and nominees (which may be Affiliates of or otherwise connected to the Custodian) to perform any of the services to be performed by the Custodian as required under the Agreement.

(3)	The Custodian shall act in accordance with its Standard of Care in the selection and monitoring of Agents and nominees.

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(4)

The Custodian shall not be liable in any circumstances for the acts or omissions of any agent appointed by the Secured Party or Pledgor. For greater certainty, Depositories are not agents of the Custodian.

(5)

For greater certainty, any rights, powers, authorities, benefits, and limitations on liability or responsibility whatsoever granted to the Custodian under this Agreement or conferred upon the Custodian otherwise at law shall be deemed to have been granted to, or conferred upon, any and all Agents and nominees duly appointed by the Custodian, and in furtherance thereof, any references to “the Custodian” herein shall be construed as references to such Agents or nominees, as the context requires.

(6)

Settlements of transactions may be effected in accordance with trading and processing practices customary in the jurisdiction or market where the transaction occurs. The Pledgor acknowledges that this may, in certain circumstances, require the delivery of cash or securities (or other property) without the concurrent receipt of securities (or other property) or cash and, in such circumstances, the Pledgor shall have sole responsibility for non receipt of payment (or late payment) by the counterparty.

Section 22	Express Provisions.

Notwithstanding any of the foregoing provisions, the Custodian, in the administration of the Securities Account, is to be bound solely by the express provisions of this Agreement, and such further written and signed Directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Custodian. The Custodian shall have no duties or obligations under any other agreement, notwithstanding that such other agreement may be referred to in this Agreement. The Custodian shall be under no obligation to enforce the Pledgor’s or the Secured Party’s obligations under this Agreement, except as otherwise expressly provided or Directed pursuant hereto in accordance with the terms hereof.

Section 23	Security Interest, Set-Off and Deduction
(1)

If a Direction from the Pledgor, or the settlement of a transaction would create a debt owing, overdraft or short position in the Securities Account (an “Overdraft”), then the Custodian is authorized to, but shall not be obliged to, act on such Direction or complete such transaction.

(2)

Interest on any Overdraft shall be calculated on the daily balance of the amount owing (before and after demand, default and judgment) at an annual rate established and declared by the Custodian from time to time, subject to such minimum charges as declared from time to time, with interest on overdue interest at the same rate. Interest is payable monthly and shall form part of the Overdraft.

(3)	The Pledgor agrees to pay to the Custodian promptly upon notice, the amount of any Overdraft together with any interest that has accrued in accordance with Section 23(2).
(4)

Notwithstanding any other provision of this Agreement, the Custodian, in its reasonable discretion, shall be entitled to decline to act upon any Direction of the Pledgor unless and until all the amounts due and owing to the Custodian under this Agreement have been paid in full. The Custodian shall give the parties notice of its decision not to act on any such Direction as soon as practicable thereafter.

(5)

The Pledgor hereby assigns, conveys, mortgages, pledges, hypothecates, and charges in favour of, and grants a security interest (the “Custodian Security Interest”) to the Custodian in the Collateral and all proceeds thereof as continuing collateral security for, and in an amount not to exceed the amount of, any obligations, liabilities and indebtedness of the Pledgor to the Custodian from time to time, whether present or future, absolute or contingent, liquidated or unliquidated, of whatsoever nature or kind, in any currency or otherwise, arising pursuant to this Agreement, with respect to (i) any unpaid fees, disbursements and expenses, and (ii) Overdraft amounts (collectively, the “Pledgor Obligations”).

The Pledgor and the Custodian agree that it is their intention that the Custodian Security Interest shall attach immediately to any Collateral in which the Pledgor has an interest on the date hereof, and, with respect to after-acquired Collateral, forthwith at the time the Pledgor acquires an interest therein, all in accordance with the terms hereof.

The Pledgor and the Secured Party acknowledge and agree that the Custodian Security Interest shall have priority over any other security interest in the Collateral granted by the Pledgor (including the Security Interest granted hereunder in favour of the Secured Party), and the Custodian shall be under no obligation to waive, subordinate or discharge the Custodian Security Interest except upon the indefeasible payment and satisfaction in full of the Pledgor Obligations.

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(6)

If and to the extent that at any time any Pledgor Obligations owing to the Custodian hereunder are outstanding and unpaid, in addition to any right or remedy that the Custodian may otherwise have hereunder or under any Applicable Law, the Custodian is hereby authorized, in its discretion (upon reasonable notice to the Pledgor and the Secured Party and in accordance with Applicable Law), both before and after demand or judgment, and whether or not default has occurred hereunder:

(a)

to sell, as agent for the Pledgor, such portion of the Collateral (which, for the purposes of this Section 23 shall include any account with any third party with whom cash has been deposited by the Custodian on behalf of the Pledgor) as may be required to satisfy any such unpaid Pledgor Obligations, on such commercially reasonable terms as it thinks fit in its discretion; and

(b)

set off against and deduct from the proceeds of any such sale amounts owing to the Pledgor in respect of unpaid Pledgor Obligations, and account for any surplus in excess of such amount to the Pledgor, or as provided in this Agreement, it being agreed and understood by the Pledgor that the exercise of the Custodian’s rights under this Section 23(6) shall not be construed as the exercise of a right of realization in respect of the Custodian Security Interest but a separate right of set-off.

Section 24	Waiver by Custodian.

Subject to Section 2(7) and Section 23, the Custodian acknowledges and agrees that it has not acquired any right, title or interest in the Collateral on its own behalf other than such rights as it may have as a securities intermediary and the right and obligation to hold and administer the Collateral in accordance with the terms of this Agreement.

Section 25	Charges of the Custodian.

The Pledgor agrees to pay all reasonable costs, fees or expenses charged by the Custodian for acting as the Custodian pursuant to this Agreement, including fees incurred by the Custodian for legal services deemed reasonably necessary by the Custodian as a result of the Custodian’s so acting. Following the delivery of a Notice of Exclusive Control, the Secured Party shall be required to pay all fees and expenses otherwise required to be paid by the Pledgor pursuant to this Section 25.

Section 26	Indemnification of Custodian.
(1)

The Pledgor shall indemnify and hold the Custodian, its directors, officers, employees, representatives and agents harmless from and against any and all taxes, charges, costs, expenses, damages, claims, demands and liabilities to which they, or any of them, may become subject, including legal and accounting costs, for or in respect of anything done or omitted to be done in connection with this Agreement or in respect of the Collateral, except for the negligence, wilful misconduct, fraud or lack of good faith of the Custodian, such indemnification to survive the resignation or removal of the Custodian and the termination of this Agreement.

(2)

Following the delivery of a Notice of Exclusive Control, the Secured Party shall indemnify and hold the Custodian, its directors, officers, employees, representatives and agents harmless from and against any and all taxes, charges, costs, expenses, damages, claims, demands and liabilities to which they, or any of them, may become subject, including legal and accounting costs, for or in respect of anything done or omitted to be done in connection with this Agreement or in respect of the Collateral following the delivery of a Notice of Exclusive Control, except for the negligence, wilful misconduct, fraud or lack of good faith of the Custodian, such indemnification to survive the resignation or removal of the Custodian and the termination of this Agreement.

(3)

Whenever an action by the Custodian is authorized by Direction pursuant to the provisions of this Agreement and such action is taken in accordance with such Direction, the party or parties authorizing such action by way of Direction hereby agree to indemnify the Custodian against all losses, damages, costs and expenses, including reasonable attorneys’ fees, resulting from any action so taken by the Custodian.

Section 27	Limitation of Custodian Liability.
(1)

The Custodian, in carrying out its duties in respect of the safekeeping of, and dealing with, the Collateral, shall exercise the degree of care, diligence and skill that a prudent Canadian trust company would exercise incomparable circumstances (the “Standard of Care”).

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(2)

Except to the extent that the Custodian has not complied with the Standard of Care, or to the extent of its own negligence, wilful misconduct, fraud or lack of good faith, the Custodian shall not be liable for any act or omission in the course of, or connected to, rendering services hereunder. Without limitation, the Custodian shall not be liable for any losses to, or diminution of, the Collateral, except to the extent that such loss or diminution is directly caused by the Custodian’s breach of the Standard of Care. In no event shall the Custodian be liable for any consequential or special damages, including but not limited to loss of reputation, goodwillor business. Notwithstanding the foregoing or any other provision of this Agreement, the Custodian’s liability arising from the Blocking Service shall in no event exceed the aggregate amount of fees received by the Custodian with respect to the specific Securities Account in the preceding six (6) months.

(3)	The Custodian shall not be responsible for:
(a)	any property until it has been received by the Custodian;
(b)	the title, validity or genuineness of any property or evidence of title to any Collateral or any defect in ownership or title;
(c)

any act or omission required or demanded by any governmental, taxing, regulatory or other competent authority in any country in which all or part of the Collateral is held or which has jurisdiction over the Custodian the Pledgor or the Secured Party;

(d)

any loss resulting from official action (including nationalisation and expropriation), currency restrictions or devaluations, acts or threat of war or terrorism, insurrection, revolution or civil disturbance, acts of God, strikes or work stoppages, inability of any Depository or other settlement system to settle transactions, interruptions in postal, telephone, telex and/or other communication systems or in power supply, the failure of any third party appointed by the Pledgor to fulfil its obligations hereunder, or any other event or factor beyond the reasonable control of the Custodian;

(e)	any failure to act on Directions, if the Custodian reasonably believed that to do so might result in breach of Applicable Law or the terms of this Agreement; or
(f)	any Collateral which it does not hold or which is not directly controlled by the Custodian or its appointed Agents.
(4)

The Custodian’s duties and responsibilities in connection with this Agreement will be limited to those expressly set forth in this Agreement. The Custodian is not a principal, participant, party or beneficiary in any transaction underlying this Agreement and will have no duty to inquire beyond the terms and provisions hereof. Save and except for carrying out Directions as provided herein, the Custodian shall have no responsibility for trading in securities which form part of the Collateral, or for any investment management or investment decision. The Custodian shall not be held responsible for the sufficiency of the Collateral or for any market decline in the value of the Collateral and shall have no obligation to notify either the Pledgor or the Secured Party of any such decline. The Custodian will not be liable for any error in judgement, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for its own negligence, wilful misconduct, fraud or lack of good faith.

(5)

Should any dispute arise in respect of the Collateral or this Agreement, or should the Custodian in good faith be uncertain as to what action to take under this Agreement, it will be entitled to withhold delivery of all or any part of the Collateral until the dispute is resolved, any conflicting demands are withdrawn or any uncertainty is resolved. Should the Custodian be threatened with litigation or become involved in litigation or arbitration in any manner whatsoever in connection with this Agreement or the Collateral, the Pledgor hereby agrees to reimburse the Custodian for its lawyers’ fees and any and all other expenses, losses, costs and damages incurred by the Custodian in connection with such threatened or actual litigation or arbitration. Notwithstanding any other term of this Agreement, the Custodian shall have no responsibility or liability to the Pledgor for complying with a Notice of Exclusive Control or an Entitlement Order concerning the Securities Account issued by the Secured Party, and shall have no responsibility to investigate the appropriateness of any such Entitlement Order, even if the Pledgor notifies the Custodian that the Secured Party is not legally entitled to originate any such Entitlement Order, unless the Custodian has been served with an injunction, restraining order or other legal process issued by a court of competent jurisdiction (“Court Order”) enjoining it from complying and has had a reasonable opportunity to act on such Court Order.

(6)

The Custodian may employ and retain and consult with legal counsel or professional advisors satisfactory to it concerning any questions relating to its duties or responsibilities hereunder or otherwise in connection herewith and the Pledgor shall reimburse the Custodian for all reasonable costs and expenses associated therewith. Provided that no conflict exists as in relation to the issue between the Pledgor and the Secured Party, the Custodian may consult with counsel to the Secured Party or the Pledgor, as the Custodian may determine. The Custodian shall be entitled to rely on and may act upon advice of such legal counsel or professional advisors and shall not be liable for any action taken, suffered or omitted by it in good faith in relying thereon, provided the advice so acted or relied upon by the Custodian was within the area of professional competence of the person from whom it was received.

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(7)

The Pledgor shall notify the Custodian in writing of any taxes payable in respect of the Collateral. The Custodian shall use reasonable efforts, based upon the information available to it, to assist the Pledgor with respect to any taxes. If the Custodian is responsible under any Applicable Law for any taxes in respect of the Securities Account, the Pledgor shall inform the Custodian in writing of such taxes, shall Direct the Custodian with respect to the payment of such taxes and shall provide the Custodian with the necessary funds and all information required to fund, pay or meet such taxes. The Custodian shall have no responsibility or liability for and shall be indemnified and held harmless by the Pledgor for any assistance provided to the Pledgor and for any taxes now or hereafter imposed on the Securities Account or the Pledgor or the Custodian in respect of the Securities Account by any taxing authorities, domestic, foreign or international.

(8)

Each of the Pledgor and the Secured Party shall provide the Custodian with an incumbency certificate substantially in the form set out in Schedule “D” setting out the names and sample signatures of persons authorized to give Directions to the Custodian hereunder. The Custodian shall be entitled to rely on such certificate until a revised certificate is provided to it hereunder. Unless otherwise expressly provided, each Direction shall continue in full force and effect until superseded or cancelled by another written instruction. Any Directions shall, as against the Pledgor and the Secured Party, if applicable, and in favour of the Custodian, be conclusively deemed to be Directions for the purposes of this Agreement notwithstanding any error in the transmission thereof or that such written instruction may not be genuine, if believed by the Custodian acting in good faith, to be genuine. Provided however that the Custodian, subject to Section 27(9), may in its discretion decline to act upon any Direction: (a) that is insufficient or incomplete; or (b) that is not received by the Custodian in sufficient time to give effect to such written instructions; or (c) where the Custodian has reasonable grounds for concluding that the same has not been accurately transmitted or is not genuine. If the Custodian declines to give effect to any Directions for any reason set out in the preceding sentence, it shall notify the person giving such instruction forthwith after it so declines.

(9)

Except as otherwise expressly provided in this Agreement, any statement, certificate, notice, request, consent, approval, or other instrument to be delivered or furnished by the Pledgor or the Secured Party shall be sufficiently executed if executed in the name of the Pledgor or the Secured Party by persons named in the incumbency certificate delivered pursuant to Section 27(8). The Custodian shall be protected in acting upon any written statement or other instrument made by such officers or agents of the Pledgor or the Secured Party with respect to the authority conferred on it.

Section 28	Removal and Resignation of the Custodian.
(1)

The Custodian may at any time resign from, and terminate its capacity hereunder by delivery of written notice of resignation, effective not less than ninety (90) days after receipt by both the Secured Party and the Pledgor. The Custodian may be removed by the Pledgor and the Secured Party delivering to the Custodian of a joint written notice of removal, effective not less than ninety (90) days after receipt by the Custodian. Notwithstanding the foregoing, no such resignation by the Custodian or removal by the Pledgor and the Secured Party shall be effective until a successor to the Custodian shall have been duly appointed by the Pledgor and approved by the Secured Party and all Collateral in the Securities Account have been duly transferred to such successor. The Pledgor and the Secured Party, upon receipt of the written notice of resignation of the Custodian or issuance of a notice of removal of the Custodian, shall undertake to obtain the agreement of a qualified, successor depository, agreeable to each of the Secured Party and the Pledgor, to act as a successor Custodian in accordance with all agreements of the Custodian herein. Neither the Secured Party nor the Pledgor shall unreasonably withhold approval of such Custodian.

(2)

Any successor Custodian appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver the same to the Pledgor and the Secured Party and to the then acting Custodian. Thereupon such successor Custodian shall, without any further act, assume the obligations and duties of the Custodian under this Agreement with like effect as if originally named herein; but the predecessor Custodian shall nevertheless, when requested in writing by the successor Custodian, execute an instrument or instruments assigning such of its rights and powers, and shall duly assign, transfer and deliver to the Custodian all property and money held by such predecessor hereunder. The predecessor Custodian shall be entitled to reimbursement in accordance with Section 26 for all reasonable expenses it incurs in connection with the settlement of its account and the transfer and delivery of the Collateral to its successor. The predecessor Custodian shall continue to be indemnified by reason of such entity being or having been a Custodian in accordance with the terms hereof.

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Section 29	No Conflict.
(1)

The Custodian represents and warrants to the Secured Party and the Pledgor that, at the time of the execution and delivery of this Agreement, no material conflict of interest exists with respect to the Custodian’s role hereunder. The Custodian shall resign by giving notice in accordance with Section 28 if a material conflict of interest arises with respect to its role as custodian hereunder that is not eliminated within ninety (90) days after the Custodian becomes aware of such conflict of interest. Immediately after the Custodian becomes aware that it has a material conflict of interest, it shall provide the Secured Party and the Pledgor with written notice of the nature of that conflict.

(2)

The Pledgor and the Secured Party agree that the Custodian, and any of its divisions, branches or Affiliates, may take any one or more of the following actions without creating a conflict of interest; and without being liable to account therefor or being in breach of this Agreement:

(a)

purchase, hold, sell, invest in or otherwise deal with securities or other property of the same class and nature as may be part of the Collateral, whether on its own account or for the account of another (in a fiduciary capacity or otherwise);

(b)	act as a market maker in any securities that form part of the Collateral;
(c)	provide brokerage services to other clients;
(d)	act as financial adviser to the issuer of such securities;
(e)	act in the same transaction as agent for more than one client;
(f)	act as a deposit taking institution holding the cash balances in the Securities Account;
(g)	have a material interest in any issue of securities that form part of the Collateral;
(h)	subject to Section 31(1), use in other capacities knowledge gained in its capacity as Custodian hereunder; and
(i)	earn profits from any of the activities listed herein.
Section 30	Communications and Directions.
(1)	All communications hereunder (including, for greater certainty, Directions) must be given by one of the following methods of communication:
•	personal or courier delivery;
•	prepaid ordinary mail;
•	authenticated telex;
•	facsimile;
•	S.W.I.F.T.;
•	one of the Custodian’s secured client access channels, including RBC Dexia OnLine;
•	directly between electromechanical or electronic terminals (including, subject to Section 30(5), the internet or unsecured lines of communication); or
•	telephone (subject to Section 30(3)).
(2)	Communications should be addressed, as applicable, as follows:
(i)	to the Pledgor at:

Financial Reassurance Company 2010, Ltd.,

Clarendon House

2 Church Street, Hamilton

HM 11, Bermuda

Attention:	Dawna Ferguson
Facsimile:	+1 (441) 298-7800

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with a copy to:

Conyers Dill & Pearman Limited

Clarendon House, 2 Church Street

PO Box HM 666, Hamilton

HM CX, Bermuda

Attention:	Michael G. Frith
Facsimile:	+1 (441)292 7876

with an additional copy to:

485 Lexington Avenue

17th Floor

New York

NY 10017

Attention:	Reza Shah
Facsimile:	(212)793 5585
(ii)	to the Secured Party at:

Primerica Life Insurance Company of Canada

2000 Argentia Road, Plaza V, Suite 300

Mississauga, Ontario L5N 2R7, Canada

Attention:	General Counsel
Facsimile:	(905) 813-5314
(iii)	to the Custodian at:

RBC Dexia Investor Services Trust

155 Wellington Street West, 7th Floor

P.O. Box 7500, Station A

Toronto, Ontario M5W 1P9

Attention:Senior Manager, Client Service Insurance

Facsimile:1-416-955-2600

Any party may change its address and number for communications by notifying the other parties in accordance with the notice provision above. Any communication delivered personally shall be deemed to have been given and received on the day it is so delivered (or if that day is not a Business Day, on the next succeeding Business Day). Subject to disruptions in the postal service, any communication sent by prepaid ordinary mail shall be deemed to have been given and received on the fifth Business Day following the date of mailing. Any communication given by authenticated telex, facsimile, S.W.I.F.T., one of the Custodian’s secured client access channels or directly between electromechanical or electronic terminals (including, subject to Sections 30(5) and 30(6), the internet or unsecured lines of communication) shall be deemed to have been given and received on the Business Day it is transmitted provided that it was received before 3:00 p.m. (Toronto time), and, if received after 3:00 p.m. (Toronto time), it shall be deemed to have been given and received on the Business Day following the day of transmission provided in each case that confirmation of transmission is available from the party giving the communication.

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(3)

With respect to telephone Directions, the party giving such Directions shall endeavour to forward written Directions confirming such telephone Directions on the same day that such telephone Directions are given to the Custodian. The fact that such confirming written Directions are not received or that contrary Directions are received by the Custodian shall in no way affect the validity of any transactions effected by the Custodian on the basis of the telephone Directions.

The parties acknowledge and agree that some or all telephone communications between the parties, including, without limitation, Directions, may be recorded by the Custodian. In the event of any disagreement as to the content of any communication given by telephone, the Custodian’s recording will be conclusive and determinative of the contents of such communication.

(4)

Without limiting the foregoing, in the case of Directions sent through one of the Custodian’s secured access channels, including RBC Dexia Online, or sent directly between electromechanical or electronic terminals (including, subject to Sections 30(5) and 30(6), the internet or unsecured lines of communication), the parties acknowledge that it may not be possible for such Directions to be executed, however the Custodian shall nevertheless be protected in relying on such Directions as if they were written Directions from the party issuing same. The Custodian shall be entitled, without further inquiry or investigation, to assume that such Directions have been duly and properly issued by the Pledgor, the Investment Manager, or the Secured Party, as the case may be, and that the sender(s) is/are duly authorized to act, and to provide Directions, on behalf of the Pledgor, the Investment Manager, or the Secured Party, as case may be.

(5)

The parties acknowledge and agree that the Custodian, in providing the services hereunder, may forward reports and information to the parties or an Investment Manager, and may receive and act upon communications and instructions (including without limitation, Directions) received from the parties or an Investment Manager, through use of the internet or any other electronic means of communication which is not secure.

The parties acknowledge and agree that the internet is not a secure or confidential means of communication, and that accordingly, there are certain risks inherent in its use. The parties therefore agree that the Custodian shall bear no responsibility or liability whatsoever for any errors and omissions, or direct, indirect or consequential losses or damages that are directly attributable to the use of the internet as a means of communication, including any losses or damages arising from viruses or worms, or the interception, tampering or breach of confidentiality of data or information transmitted which is not encrypted and authenticated in accordance with the Custodian’s encryption standards.

The parties also agree that the Custodian may rely and act upon any email instructions or Directions received via the internet from the parties, without the Custodian having to take any further actions of any kind to verify or otherwise ascertain the validity of such instructions or Directions, and any such instructions or Directions shall be binding on the Party on whose behalf the e-mail instructions or Directions shall have been given and that such Party shall not make any claim or take any action or proceedings against the Custodian for any losses or damages whatsoever suffered by reason of the Custodian accepting and acting upon such instructions or Directions.

(6)

Nothing in this Agreement shall create an obligation for the Custodian to constantly monitor its electronic communication equipment, provided that reasonable monitoring is performed within business hours of the Custodian where communications are sent and the Custodian will not be held liable for an omission to act from not receiving electronically transmitted communications (including, without limitation, Directions). The party giving an electronic communication is responsible to ensure that it has been transmitted and received by the correct recipient. In the event of any disagreement as to whether electronic communications (including, without limitation, Directions) have been received by the Custodian, the sender will have the onus of proving that such electronic communication have been so received by the correct recipient.

(7)	The Custodian shall:
(a)	be fully protected in acting upon any Direction believed by it to be genuine and presented by the proper person(s); and
(b)

be under no duty to make any investigation or inquiry as to any statement contained in any such Direction but may accept such statement as conclusive evidence of the truth and accuracy of such statement.

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Section 31	Confidentiality.
(1)

Each party shall hold in confidence all information relating to the Collateral and this Agreement (“Confidential Information”) and may only release such information to others where required by Applicable Law, where such information was within such party’s possession on a non-confidential basis prior to it being provided to such party, such information is or becomes generally available to the public or as otherwise agreed between the parties. The parties hereby consent to the delivery and availability of a copy of this Agreement, and any amendment thereto, to the Superintendent.

(2)

Without limitation of Section 31(1) above, the parties agree that the Custodian may share Confidential Information, on a need-to-know basis, with its Agents, service providers, Affiliates, related companies, subsidiaries, parent companies and their respective parent companies, Affiliates, related companies and subsidiaries, for the purposes of marketing, administration, to prevent fraud, to verify the identity of the parties and to prevent money laundering. For greater certainty, information disclosed for marketing purposes shall be on a no-names basis and shall be aggregated with similar information of other clients of the Custodian and shall form part of the collective internal client database used by the Custodian on an ongoing basis to assess and change how it promotes and performs its services to its clients. The Custodian will also provide the information relative to the Pledgor and the Secured Party’s information, including Confidential Information, to any federal or provincial legal or regulatory body if required by Applicable Law to do so.

The parties also agree and acknowledge that it may from time to time be necessary for the Custodian to disclose Confidential Information to third parties where the Custodian is compelled by Applicable Law.

(3)

Unless otherwise prohibited by Applicable Law, in the event that the Custodian becomes legally obligated to disclose any of the Confidential Information, the Custodian shall provide the parties with notice, as soon as reasonably practicable given the circumstances, of such requirements so that one or both of the parties may seek a protective order or other appropriate remedy or waive compliance with the terms of this section, which waiver may not be unreasonably withheld. The Custodian will reasonably cooperate with a party’s effort to obtain such protective order or other remedy at the applicable party’s sole expense. In the event that such protective order or other remedy is not obtained within a reasonable period of time or that the parties waive compliance with the provisions of this section or that the Custodian is compelled to forthwith provide the Confidential Information, the Custodian agrees to provide only that portion of the Confidential Information which is legally required and the Custodian will use commercially reasonable efforts to obtain confidential treatment for any Confidential Information that is so disclosed.

(4)

The Pledgor and Secured Party acknowledge that the Custodian may from time-to-time be required to transfer, store and process Confidential Information outside of Canada. The parties further acknowledge and agree that the contractual or other measures that the Custodian may use to protect such information are subject to the legal requirements of the jurisdiction where such information may be transferred, stored or processed, and that the Custodian may be required by Applicable Law to disclose Confidential Information to the lawful authorities operating within that jurisdiction. The parties further agree and acknowledge that the Custodian shall in no way be liable or responsible in any way for any damages, costs or expenses whatsoever that the parties may face as a result of the Custodian being legally obligated to disclose any such Confidential Information.

Section 32	General.
(1)

The Agreement shall not be terminated until the earlier of (i) the Release Date and (ii) the delivery to the Pledgor of a written release or discharge signed by the Secured Party. Upon termination of the Agreement and at the request and expense of the Pledgor, the Secured Party will execute and deliver to the Pledgor such financing statements and other releases, discharges, documents or instruments as the Pledgor may reasonably require and the Custodian will redeliver to the Pledgor, or as the Pledgor may otherwise Direct the Custodian, any Collateral in its possession.

(2)

This Agreement does not operate by way of merger of any of the Secured Obligations and no judgment recovered by the Secured Party will operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Secured Party in respect of the Secured Obligations. The representations, warranties and covenants of the Pledgor in this Agreement survive the execution and delivery of this Agreement. Notwithstanding any investigation made by or on behalf of the Custodian or the Secured Party, the covenants, representations and warranties continue in full force and effect.

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(3)

The Pledgor will do all acts and things and execute and deliver, or cause to be executed and delivered, all agreements, documents and instruments that the Secured Party may require and take all further actions as the Secured Party may require for (i) protecting the Collateral, (ii) perfecting, preserving and protecting the Security Interest, and (iii) exercising all powers, authorities and discretions conferred upon the Secured Party and the Custodian. After the Security Interest becomes enforceable, the Pledgor will do all acts and things and execute and deliver all documents and instruments that the Secured Party may require for facilitating the sale or other disposition of the Collateral in connection with its realization, or for enforcing any of its other rights and remedies hereunder or under Applicable Law.

(4)	This Agreement is in addition to, without prejudice to and supplemental to all other security now held or which may hereafter be held by the Secured Party.
(5)

This Agreement is binding on the Pledgor, its successors and assigns, and enures to the benefit of the Secured Party, the Custodian, and their respective successors and assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

(6)

The Pledgor acknowledges and agrees that in the event it amalgamates or merges with any other Person, it is the intention of the parties that the Security Interest (i) extends to: (A) all of the Collateral that any of the amalgamating corporations then own, (B) all of the Collateral that the amalgamated corporation thereafter acquires, (C) all of the Collateral in which any of the amalgamating corporations then has any interest and (D) all of the Collateral in which the amalgamated corporation thereafter acquires any interest; and (ii) secures the payment and performance of the Secured Obligations of each of the amalgamating corporations and the amalgamated corporation to the Secured Party in any currency, however or wherever incurred, and whether incurred alone or jointly with another or others and whether as principal, guarantor or surety and whether incurred prior to, at the time of or subsequent to the amalgamation. The Security Interest attaches to the additional Collateral at the time of amalgamation and to any Collateral thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired. Upon any such amalgamation, the defined term “Pledgor” will extend to and include the amalgamated corporation and the defined term “Secured Obligations” will extend to and include the Secured Liabilities of the amalgamated corporation.

(7)

If any court of competent jurisdiction from which no appeal exists or is taken, determines any provision of this Agreement to be illegal, invalid or unenforceable, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

(8)	This Agreement may only be amended, supplemented or otherwise modified by written agreement executed by the Secured Party, the Custodian and the Pledgor.
(9)

No consent or waiver by the Secured Party in respect of this Agreement is binding unless made in writing and signed by an authorized officer of the Secured Party. Any consent or waiver given by the Secured Party under this Agreement is effective only in the specific instance and for the specific purpose for which given. No waiver of any of the provisions of this Agreement constitutes a waiver of any other provision.

(10)

A failure or delay on the part of the Secured Party in exercising a right under this Agreement does not operate as a waiver of, or impair, any other right of the Secured Party however arising. A single or partial exercise of a right on the part of the Secured Party does not preclude any other or further exercise of that right or the exercise of any other right by the Secured Party.

(11)

All monies collected by the Secured Party upon the enforcement of its rights and remedies under this Agreement, including any sale or other disposition of the Collateral, will be applied on account of the Secured Obligations at such times, in such manner and in such order as the 2010 Coinsurance Agreement may require or as the Secured Party may determine.

(12)	This Agreement will be governed by, interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.
(13)

The Pledgor irrevocably attorns and submits to the non-exclusive jurisdiction of any court of competent jurisdiction of the Province of Ontario sitting in Toronto, Ontario in any action or proceeding arising out of or relating to this Agreement. The Pledgor irrevocably waives objection to the venue of any action or proceeding in such court or that such court provides an inconvenient forum. Nothing in this Section 32(13) limits the right of the Secured Party to bring proceedings against the Pledgor in the courts of any other jurisdiction.

(14)	Any action or proceeding against the Custodian arising out of or relating to this Agreement may only be brought in a court of competent jurisdiction in the Province of Ontario.
(15)

The Pledgor hereby irrevocably consents to the service of any and all process in any such action or proceeding by the delivery of copies of such process to the Pledgor at the address set out in relation to the Pledgor in Section 30(2). Nothing in this Section 32(15) limits the right of the Secured Party to serve process in any other manner permitted by Applicable Law.

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IN WITNESS WHEREOF this agreement has been executed and delivered as of the date first above written.

FINANCIAL REASSURANCE COMPANY 2010, LTD.

Per:	[Illegible]
Authorized Signing Officer

Per:
Authorized Signing Officer

PRIMERICA LIFE INSURANCE COMPANY OF CANADA

Per:	[Illegible]
Authorized Signing Officer

Per:	[Illegible]
Authorized Signing Officer

RBC DEXIA INVESTOR SERVICES TRUST, as Custodian

Per:	Lydia Moffitt
Authorized Signing Officer

Per:	Meredith MacMillan
Authorized Signing Officer

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SCHEDULE“A”

TO THE REINSURANCE SECURITY AGREEMENT

DATED AS OF THE 31st DAY OF DECEMBER, 2011

2010 COINSURANCE AGREEMENT

Coinsurance Agreement by and Between Primerica Life Insurance Company of Canada and Financial Reassurance Company 2010, Ltd. dated as of March 31, 2010.

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PRIVILEGED AND CONFIDENTIAL

COINSURANCE AGREEMENT

by and between

PRIMERICA LIFE INSURANCE COMPANY OF CANADA

(the “Ceding Company”)

FINANCIAL REASSURANCE COMPANY 2010, LTD

(the “Reinsurer”)

DATED March 31, 2010

i

		Page

	ARTICLE XIX	16

	LICENSES, REGULATORY MATTERS

Section 19.1	Licenses	16
Section 19.2	Regulatory Matters	16

	ARTICLE XX

	DURATION OF AGREEMENT; TERMINATION

Section 20.1	Duration	16
Section 20.2	Termination by Mutual Consent	16
Section 20.3	Termination by the Reinsurer	17
Section 20.4	No Termination Upon Change of Control	17
Section 20.5	Survival	17

	ARTICLE XXI	17

	MISCELLANEOUS

Section 21.1	Entire Agreement	17
Section 21.2	Amendments	17
Section 21.3	Severability	17
Section 21.4	Governing Law	17
Section 21.5	Notices	18
Section 21.6	Consent to Jurisdiction	18
Section 21.7	Service of Process	18
Section 21.8	Assignment	18
Section 21.9	Captions	19
Section 21.10	Treatment of Confidential Information	19
Section 21.11	No Waiver; Preservation of Remedies	19
Section 21.12	Calendar Days	19
Section 21.13	Counterparts	19
Section 21.14	Incontestability	19
Section 21.15	Interpretation	20
Section 21.16	Reasonableness	20

SCHEDULES

Schedule A	Identification of Reserves	1

Schedule B	No Conflict or Violation Exceptions	2

Schedule C	Required Balance	3

EXHIBITS
Exhibit I	Identification of Reinsured Policies

Exhibit II	Third Party Reinsurance

Exhibit III	Form of Monthly Report

Exhibit IV	Form of Monthly Account Balance Report

Exhibit V	Form of Reinsurance Trust Agreement

Exhibit VI	Factual Information

Exhibit VII	Milliman Report

Exhibit VIII	Investment Guidelines

COINSURANCE AGREEMENT

This COINSURANCE AGREEMENT (together with the Exhibits hereto, this “Agreement”) is made by and between PRIMERICA LIFE INSURANCE COMPANY OF CANADA, a life insurance company incorporated under the Insurance Companies Act (Canada) (together with its successors and permitted assigns, the “Ceding Company”) having its principal business office located at 2000 Argentia Road, Plaza V, Suite 300, Mississauga, Ontario L5N 2R7 and Financial Reassurance Company 2010, Ltd, a reinsurance company incorporated in Bermuda and registered as an insurer pursuant to the Insurance Act 1978 of Bermuda (together with its successors and permitted assigns, the “Reinsurer”) having its registered office located at the Emporium Building, 69 Front Street, Hamilton HM 12, Bermuda.

WHEREAS, the Ceding Company is authorized to engage in the business of issuing certain life insurance policies and certain related riders;

WHEREAS, the Reinsurer is authorized and registered in Bermuda to conduct long term insurance business;

WHEREAS, the Ceding Company desires to cede to the Reinsurer on an indemnity reinsurance basis certain liabilities with respect to the Reinsured Policies (as defined herein); and

WHEREAS, the Reinsurer is willing to reinsure on an indemnity reinsurance basis the liabilities that the Ceding Company desires to cede hereunder on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Ceding Company and the Reinsurer (individually, a “Party” and collectively, the “Parties”) hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. The following terms, when used in this Agreement, shall have the meanings set forth in this Article I.

(a)	“Administrative Practices” shall have the meaning specified in Section 17.2(a).
(b)	“Affiliate” means, with respect to a Party, any entity that controls, is controlled by or is under common control with such Party.
(c)	“Agreement” shall have the meaning specified in the Preamble.
(d)

“Applicable Law” means any domestic or foreign, federal, provincial, state or local statute, law, ordinance or code, or any written rules, regulations or administrative interpretations or guidelines issued by any Governmental Authority pursuant to any of the foregoing, in each case applicable to any Party, and any order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties.

(e)	“Bermuda Monetary Authority” means the regulatory authority in Bermuda that is responsible for the registration and on-going supervision of the Reinsurer.
(f)	“Business Day” means any day other than a day on which banks in the Province of Ontario or Bermuda are permitted or required to be closed.
(g)	“Ceding Company” shall have the meaning specified in the Preamble.
(h)	“CGAAP” means applicable Canadian generally accepted accounting principles as modified by the requirements, if any, of OSFI.
(i)	“Change of Control” shall have the meaning specified in Section 21.10.
(j)

“Claims” means any and all claims, requests, demands or notices made under a Reinsured Policy for payment of benefits or other obligations, including death benefits, waived premiums, returned premium or any other payments alleged to be due in accordance with the terms and conditions of such Reinsured Policy.

(k)	“Commissions” means the contractual amounts earned by and the bonuses paid to the Ceding Company's sales representatives in connection with the Reinsured Policies on and after the Effective Date.
(l)	“Commutation Payment” shall have the meaning specified in Section 11.5.

(m)	“Confidential Information” shall have the meaning specified in Section 21.10.
(n)

“Conversion” means the issuance by the Ceding Company of a new Coverage in replacement of a Coverage under a Reinsured Policy pursuant to an option granted under the terms of such Reinsured Policy; provided, however, in no event shall Conversions include any Renewal.

(o)

“Coverage” means, with respect to any Policy, one or more life insurance coverages issued by the Ceding Company. A single Policy may have multiple Coverages issued to multiple individuals and such multiple Coverages, in turn, may have different Original Initial Level Premium Periods, all within a single Policy.

(p)

“Covered Liabilities” means all liabilities incurred by the Ceding Company under the express terms of the Reinsured Policies (including End of Term Renewals) and all Reinsured ECOs; provided, however, in no event shall Covered Liabilities include any Excluded Liabilities.

(q)	“Direct Premiums” means all premiums actually received from the Policyholders attributable to the Reinsured Policies from and after the Effective Date and waived premiums on such Policies.
(r)	“Effective Date” means January 1, 2010.
(s)

“Eligible Assets” means assets permitted to be vested in trust pursuant to the Reinsurance Trust Agreement and the Investment Guidelines (“Eligible Assets”); provided, however, investments in or issued by an entity controlling, controlled by or under common control with either the Ceding Company or the Reinsurer shall not exceed 5% of total investments. The Eligible Assets are further subject to and limited by, the Investment Guidelines.

(t)

“End of Term Conversion” means, with respect to a Coverage under a Reinsured Policy, a Conversion that occurs (i) at any time during the two year period ending on the last day of the Original Initial Level Premium Period of a Coverage or (ii) after the last day of such period.

(u)	“End of Term Renewal” means a Renewal that occurs at the end of the Original Initial Level Premium Period.
(v)	“Excluded Liabilities” shall have the meaning specified in Section 2.2.
(w)	“Existing Practice” shall have the meaning specified in Section 17.2(a).
(x)

“Expense Allowance” means an annualized per base policy expense allowance equal to the Reinsurer's Quota Share multiplied by C$42.50 for each Reinsured Policy payable on a monthly basis, which amount shall be increased (i) by 3% on the first anniversary date of the Effective Date and (ii) thereafter, by a compounded rate equal to the percentage increase, if any, in the labour cost index published by Statistics Canada on each subsequent anniversary date of the Effective Date.

(y)

“Extra-Contractual Obligations” means all liabilities, obligations and expenses not arising under the express terms and conditions of any Reinsured Policy, whether such liabilities, obligations or expenses are owing to an insured, a Governmental Authority or any other Person in connection with such Reinsured Policy, including (a) any liability for punitive, exemplary, consequential, special, treble, tort, bad faith or any other form of extra-contractual damages, (b) damages or claims in excess of the applicable policy limits of the Reinsured Policies, (c) statutory or regulatory damages, fines, penalties, administrative monetary amounts, forfeitures and similar charges of a penal or disciplinary nature, and (d) liabilities and obligations arising out of any act, error or omission, whether or not intentional, in bad faith or otherwise, including any act, error or omission relating to (i) the form, marketing, production, issuance, sale, cancellation or administration of Reinsured Policies or (ii) the failure to pay or the delay in payment of claims, benefits, disbursements or any other amounts due or alleged to be due under or in connection with Reinsured Policies (exclusive of interest on payments to Policyholders, as determined in accordance with the laws of the jurisdiction applicable to such Reinsured Policy). For avoidance of doubt, any liabilities, obligations and expenses relating to any change in the Reinsured Policies arising out of or resulting from litigation, arbitration or settlements will be deemed Extra-Contractual Obligations.

(z)

“Financial Statement Credit” means credit for reinsurance permitted by OSFI on the Ceding Company's financial statements and MCCSR calculations filed with OSFI with respect to the Reinsured Policies as though licensed reinsurance was provided.

(aa)

“Governmental Authority” means any federal, provincial, state, county, local, foreign or other governmental or public agency, instrumentality, commission, authority or self-regulatory organization, board or body, including OSFI and other insurance regulatory authorities.

(bb)	“Indemnification Claims” shall have the meaning specified in Section 18.1.
(cc)	“Investment Guidelines” means the investment guidelines attached as Exhibit VIII.

(dd)	“Initial Ceding Commission” means the sum of C$74,000,000 as determined in accordance with the actuarial report originally dated October 21,2009 and revised as of November 25,2009.
(ee)	“Market Value” shall have the meaning specified in the Reinsurance Trust Agreement.
(ff)	“MCCSR” means minimum continuing capital and surplus requirements determined in accordance with the MCCSR Guideline.
(gg)	“MCCSR Guideline” means Guideline A - entitled “Minimum Continuing Capital and Surplus Requirements for Life Insurance Companies dated December 2009.
(hh)	“Milliman” shall have the meaning specified in Section 17.1(e).
(ii)	“Milliman Information” shall have the meaning specified in Section 17.1(e).
(jj)	“Milliman Report” shall mean the report attached hereto as Exhibit VII.
(kk)	“Monthly Account Balance Report” shall have the meaning specified in Section 8.2.
(ll)	“Monthly Report” shall have the meaning specified in Section 8.1.
(mm)	“Net Premium” shall have the meaning specified in Section 4.1(b).
(nn)

“Original Initial Level Premium Period” means, with respect to each Reinsured Policy, the period beginning with the original issue date of a Coverage and ending with the first premium increase date identified within such Reinsured Policy on which premiums for such Coverage will increase without a corresponding increase in the terms or limits of such Coverage.

(oo)	“OSFI” means the Office of the Superintendent of Financial Institutions, Canada.
(pp)	“Parties” shall have the meaning specified in the Preamble.
(qq)	“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
(rr)	“Policies” means term life insurance base policies and riders thereto issued by the Ceding Company.
(ss)	“Policyholders” means the owners or holders of one or more of the Reinsured Policies.
(tt)	“Premium Taxes” means any Taxes imposed on premiums relating to the Reinsured Policies.
(uu)

“Prime Rate” means, as of any day, a fluctuating interest rate per annum equal to the “prime” rate of interest announced publicly by The Royal Bank of Canada. If the Royal Bank of Canada does not publicly announce a prime rate, the Ceding Company and the Reinsurer (or its designee) shall jointly select another bank that publicly announces a prime rate and the prime rate publicly announced by that bank shall be used.

(vv)	“Primerica” means Primerica, Inc., a Delaware corporation.
(ww)	“Recapture Fee” shall have the meaning specified in Section 11.3.
(xx)	“Recapture Notice” shall have the meaning specified in Section 11.2.
(yy)	“Reinstatement” shall have the meaning specified in Section 7.1.
(zz)	“Reinsurance Trust Account” shall have the meaning specified in Section 15.1.
(aaa)

“Reinsurance Trust Account Balance” means, as of the last day of each calendar quarter following the date hereof, the aggregate Market Value as of such date of the Eligible Assets maintained in the Reinsurance Trust Account

(bbb)	“Reinsurance Trust Agreement” shall have the meaning specified in Section 15.1.
(ccc)

“Reinsured ECOs” means (i) Extra-Contractual Obligations paid by the Ceding Company to a single (or joint) policyholder or beneficiary in the ordinary course of business, consistent with prudent business practices and (ii) Extra-Contractual Obligations arising in circumstances where the Reinsurer is an active party and directs or consents to the act, omission or course of conduct occurring after the date hereof that resulted in such Extra- Contractual Obligation; provided, however, that Reinsured ECOs shall not include any liabilities: (x) relating to class actions of any kind; (y) relating to sales, marketing or distribution practices of the Ceding Company or its sales representatives directed or applied to any specific class of policyholders, as indicated on the underwriting records of the Ceding Company; or (z) relating to or based on violations of, or noncompliance with, Applicable Law by the Ceding Company.

(ddd)

“Reinsured Policies” means Policies issued (i) on the policy forms identified in Exhibit I and riders thereto in force as of 11:59 p.m. (EST) on December 18, 2009; and (ii) as a result of any Conversions thereto, but not including any End of Term Conversions arising from Coverages with an Original Initial Level Premium Period ending on or after January 1, 2017. For greater certainty, the Reinsured Policies do not include any segregated fund business.

(eee)	“Reinsurer” shall have the meaning specified in the Preamble.
(fff)

“Reinsurer's Quota Share” means eighty percent (80%) or such other percentage as modified to reflect a partial recapture of the Reinsurer's Quota Share of the Reinsured Policies pursuant to the terms and conditions specified in Article XI.

(ggg)	“Renewal” means the continuation of coverage under a Reinsured Policy after the end of the Original Initial Level Premium Period of such coverage in accordance with the terms of the Reinsured Policy.
(hhh)	“Renewal Recapture Right” shall have the meaning specified in Section 11.4.
(iii)	“Representatives” shall have the meaning specified in Section 12.1.
(jjj)

“Required Balance” means, as of any date, the amount equal to the greater of (i) the Reinsurer's Quota Share of the Subject Reserves with respect to the Reinsured Policies, and (ii) the amount of assets held in trust necessary at any particular point in time under the MCCSR Guideline in order for the Ceding Company to take full Financial Statement Credit for the unlicensed reinsurance in the same manner as if licensed reinsurance was being provided that enables the Ceding Company to maintain its OSFI target capital ratio as well as to be able to meet all Dynamic Capital Adequacy Testing adverse scenarios that may be required by OSFI with respect to the Reinsurer's Quota Share of the Subject Reserves. For greater certainty, the amount of Trust Assets held in trust shall at no time be less than a minimum of an amount equal to 100% of the aggregate liability ceded (if greater than zero) plus 70% of the offsetting reserves ceded (MCCSR Guideline section 1.2.3.2) plus 150% of the Regulatory Required Capital for the Ceded Business as defined by the MCCSR Guideline, as calculated in Schedule C hereto as of December 31, 2009.

(kkk)	“Required Regulatory Capital” means the amount of capital necessary to be maintained by the Ceding Company under the MCCSR Guideline with respect to the Subject Reserves.
(lll)

“Subject Reserves” means, as of any date, all reserves set forth on Schedule A as of such date corresponding to liabilities of a type or kind identified as Covered Liabilities, related to the Reinsured Policies, such amount as determined by the Ceding Company in accordance with the methodologies used by the Ceding Company to calculate such amounts for purposes of its financial statements prepared in accordance with CGAAP, or such other accounting standards as may be applicable during the term of this agreement, and generally consistent with past practices as of all dates without giving effect to this Agreement or as may otherwise be required to be maintained pursuant to the Insurance Companies Act (Canada) and its applicable regulations as well as any instructions, advisories or guidelines issued by OSFI, including the MCCSR Guideline.

(mmm)	“Superintendent” means the Superintendent of Financial Institutions (Canada).
(nnn)	“Tax Authority” means the Canada Revenue Agency and any other domestic or foreign Governmental Entity responsible for the administration of any Taxes.
(ooo)

“Taxes” means all forms of taxation, whether of Canada or elsewhere and whether imposed by a local, municipal, provincial, state, federal, foreign or other body or instrumentality, and shall include, without limitation, income, excise, sales, use, gross receipts, value added and premium taxes, together with any related interest, penalties and additional amounts imposed by any taxing authority.

(ppp)	“Then Current Practice” shall have the meaning specified in Section 17.2(a).
(qqq)

“Third Party Reinsurance” means reinsurance of the Reinsured Policies placed with third party reinsurers, as identified and summarized in Exhibit II (as such Exhibit II may be amended from time to time).

(rrr)

“Third Party Reinsurance Premiums” means all premiums paid by the Ceding Company on or after the Effective Date for coverage under Third Party Reinsurance, net of refunds of unearned premiums on lapse (except that the refund of unearned premiums shall only apply for premiums payable under Third Party Reinsurance on or after the Effective Date).

(sss)	“Top-Up Notice” shall have the meaning specified in Section 8.3.
(ttt)	“Trust Assets” shall have the meaning specified in Section 15.2(a).
(uuu)	“Trustee” shall have the meaning specified in Section 15.1.

ARTICLE II

REINSURANCE

Section 2.1 Reinsurance. Subject to the terms and conditions of this Agreement, the Ceding Company hereby cedes on an indemnity basis to the Reinsurer, and the Reinsurer hereby accepts and agrees to reinsure on an indemnity basis, the Reinsurer's Quota Share of the Covered Liabilities, provided, however, in the event of a recapture involving a pro rata portion of the Reinsurer's Quota Share of the Reinsured Policies pursuant to Article XI hereof, the Reinsurer's Quota Share of the Covered Liabilities will be proportionately reduced. The Reinsurer’s Quota Share of Covered Liabilities shall be reduced, but not below zero, by the Reinsurer's Quota Share of Third Party Reinsurance for Covered Liabilities in accordance with the respective terms thereof, to the extent such Third Party Reinsurance is actually collected.

Section 2.2 Exclusions. Notwithstanding any provision of this Agreement to the contrary, the Reinsurer shall not be liable for any liabilities or obligations of the Ceding Company that are not Covered Liabilities, including:

(a)

liabilities relating to benefits, including, but not limited to, terminal illness benefits, other than life insurance death benefits, any related waiver of premium coverages and write-offs of terminal illness policy loan balances;

(b)

any liabilities resulting from any coverage added after the Effective Date to a Reinsured Policy that is not a Conversion or Renewal or otherwise required or permitted by the terms of such Reinsured Policy in effect on the Effective Date, unless such additional coverage is required by applicable law or has been approved in writing in advance by the Reinsurer;

(c)	any liabilities relating to deaths occurring prior to the Effective Date;
(d)	Extra-Contractual Obligations, other than Reinsured ECOs;
(e)	any loss or liabilities relating to or arising from the Ceding Company's Retained Asset Account for the Reinsured Policies;
(f)	any losses or liabilities arising under any End of Term Conversion occurring on or after January 1,2017;
(g)	any loss or liabilities relating to or arising from actions taken by the Ceding Company without the consent of the Reinsurer as required by Section 17.2(b) hereof;
(h)	any loss or liabilities relating to or arising from claims made, or lawsuits brought, by agents of the Ceding Company; and
(i)	all liabilities or obligations of any kind or nature whatsoever that do not relate to the Reinsured Policies (collectively, (a)-(i) constitute the “Excluded Liabilities”).

Section 2.3 Territory. The reinsurance provided under this Agreement shall apply to the Covered Liabilities covering lives and risks wherever resident or situated.

ARTICLE III

COMMENCEMENT OF THE REINSURER'S LIABILITY

Section 3.1 Commencement of the Reinsurer's Liability. Except as otherwise set forth in this Agreement, the Reinsurer’s liability under this Agreement shall attach simultaneously with that of the Ceding Company, and all reinsurance with respect to which the Reinsurer shall be liable by virtue of this Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, and to the same modifications, alterations, cancellations and receivables under Third Party Reinsurance, as the respective Reinsured Policies to which liability under this Agreement attaches, the true intent of this Agreement being that the Reinsurer shall, in every case to which liability under this Agreement attaches, and always subject to the Excluded Liabilities, follow the fortunes of the Ceding Company.

ARTICLE IV

REINSURANCE PREMIUMS. ALLOWANCES AND OTHER OBLIGATIONS

Section 4.1 Reinsurance Premiums.

(a)

On the date hereof, as consideration for the reinsurance provided hereunder, the Ceding Company shall transfer to the Reinsurance Trust Account on behalf of the Reinsurer an amount equal to the Reinsurer's Quota Share of the Subject Reserves, if positive, and advance premiums attributable to the Reinsured Policies as of the Effective Date and the Reinsurer shall pay to the Ceding Company an amount equal to the Initial Ceding Commission and the value of the Reinsurer’s Quota Share of the Subject Reserves, to the extent such reserves are negative. For greater certainty, the Ceding Company shall retain all reserves, if any, established with respect to Excluded Liabilities. Any Eligible Assets shall be free of all liens, charges or encumbrances, and assigned or endorsed in blank by the Ceding Company to the Trustee in order to transfer absolutely and unequivocally all right, title and interest in such assets.

(b)

As additional consideration for the reinsurance provided herein, on a monthly basis during the term of this Agreement, the Ceding Company shall pay to the Reinsurer the Reinsurer's Quota Share of Direct Premiums net of the Reinsurer's Quota Share of Third Party Reinsurance Premiums (the “Net Premium”). The Net Premium shall be paid in accordance with Article VIII.

Section 4.2 Allowances. At each month end following the date hereof, the Reinsurer shall pay the Ceding Company the Expense Allowance calculated on the basis of the number of Reinsured Policies in force on such date. The number of Reinsured Policies in force for each calendar month shall be determined by adding the number of Reinsured Policies in force on the last day of the prior calendar month (or December 18, 2009 for the initial calculation) and the number of Reinsured Policies in force on the last day of the current calendar month and dividing that total by two (2); provided, however, if there are any End of Term Renewals, the Expense Allowance for the Reinsured Policies associated with such End of Term Renewals that start after December 31, 2016 will be zero. The Expense Allowance shall be payable in accordance with Article VIII.

Section 4.3 Other Obligations. On a monthly basis during the term of this Agreement, the Reinsurer shall pay the Ceding Company the Reinsurer's Quota Share of the following amounts: (i) 2.1% of premiums collected for such month in connection with the Reinsured Policies as a provision for Premium Taxes incurred by the Ceding Company; (ii) C$50 for each new Conversion which results in the issuance of a Reinsured Policy (including the issuance of one or more riders to a base Policy); (iii) Commissions for each Reinsured Policy; and (iv) any out-of-pocket underwriting fees associated with Reinstatements.

Section 4.4 Third Party Reinsurance. The Ceding Company shall pay to the Reinsurer the Reinsurer's Quota Share of all ceding commissions and any Premium Tax or other expense allowances collected by the Ceding Company from the reinsurers under Third Party Reinsurance.

ARTICLE V

TAXES

Section 5.1 Guaranty Fund Assessments. Except as provided in Section 4.2, the Reinsurer shall not reimburse the Ceding Company for any guaranty fund assessments arising on account of premiums on the Reinsured Policies.

Section 5.2 Tax Elections. The parties agree to make all necessary tax elections to facilitate the intent of this Agreement or the transactions contemplated hereby.

ARTICLE VI

CLAIMS

Section 6.1 Notice of Claims. Claim amounts less than or equal to C$250,000 (net of amounts recoverable under Third Party Reinsurance) will be reported by the Ceding Company to the Reinsurer on a bordereau basis, and all other Claims shall be reported on an individual basis, in each case in accordance with Section 8.1.

Section 6.2 Settlement Authority. The Ceding Company shall have full authority to determine liability on any Claim reinsured hereunder and may settle losses as it deems appropriate, but in so doing it shall act with the skill and diligence commonly expected from qualified personnel performing such duties for Canadian life insurance companies and consistent with the Ceding Company's Then Current Practice.

Section 6.3 Claim Payments. Following receipt by the Reinsurer of the Monthly Report setting forth the Ceding Company's payment of any Covered Liabilities reinsured hereunder, the Reinsurer shall make payment of the Reinsurer's Quota Share of the Covered Liabilities in accordance with Article VIII.

Section 6.4 Misstatement of Age or Sex. In the event of an increase or reduction in the amount of the Ceding Company’s insurance on any Reinsured Policy because of an overstatement or understatement of age or misstatement of sex, established during the life, or after the death, of the insured, the Reinsurer will share in such increase or reduction in proportion to the Reinsurer’s Quota Share.

ARTICLE VII

REINSTATEMENTS

Section 7.1 Reinstatements. If a Reinsured Policy is reinstated in accordance with its terms and the Ceding Company's reinstatement rules as in effect on the Effective Date (a “Reinstatement”), the reinsurance of such Reinsured Policy will be restored as if no change had occurred. In such a case, the Ceding Company shall promptly pay the Reinsurer the Reinsurer's Quota Share of the Net Premiums attributable to such Reinstatement

ARTICLE VIII

ACCOUNTING AND RESERVES

Section 8.1 Monthly Reports. Within twenty (20) Business Days after the end of each calendar month, the Ceding Company shall deliver to the Reinsurer the following monthly reports (each a “Monthly Report”) substantially in the form set forth in Exhibit III hereto: i) Monthly Settlement Report; (ii) Policy Exhibit; (iii) Reserve Report; (iv) Claim Reserve Report; (v) Bordereau Report; and (vi) Non-Bordereau Claims Report it being understood that the initial Monthly Report shall be for the period from the Effective Date to the last day of the month in which this Agreement is executed.

Section 8.2 Monthly Account Balance Reports. No later than ten (10) Business Days after the end of each calendar month, the Ceding Company shall prepare and deliver to the Reinsurer a report in the form and containing the information set forth in Exhibit IV (each a “Monthly Account Balance Report”).

Section 8.3 Settlements.

(a)

All monthly settlements shall be effected as follows: (i) if the Monthly Report shows that the Ceding Company owes the Reinsurer a positive amount, the Ceding Company will pay the amount owed simultaneously with the delivery to the Reinsurer of the Monthly Report and (ii) if the Monthly Report shows that the Reinsurer owes the Ceding Company a positive amount, the Reinsurer shall pay the amount owed within twenty (20). Business Days after receiving the Monthly Report, it being understood that, for purposes of this Section 8.3(a), appropriate adjustments shall be made for withdrawals and reimbursements made during the month by the Ceding Company pursuant to Sections 15.5 and 15.6.

(b)

If the Reserve Report provided to the Reinsurer for the last month of a calendar quarter, which report shall be prepared in accordance with CGAAP, shows that the Reinsurance Trust Account Balance is less than the Required Balance or if at any time specified by OSFI the Reinsurance Trust Account Balance is less than the Required Balance, the Ceding Company shall provide notice to the Reinsurer of the failure by the Reinsurer to ensure the Reinsurance Trust Account Balance equals or exceeds the Required Balance as of the end of the immediately preceding calendar quarter or such other time as OSFI has specified, the Ceding Company shall notify the Reinsurer of the amount of the deficiency along with a copy of the applicable Monthly Report (the “Top-Up Notice”). The Top-Up Notice shall be delivered to the Reinsurer at the same time as the copy of the Monthly Report for the same calendar quarter.

(c)	All settlements of account between the Ceding Company and the Reinsurer shall be made in cash or its equivalent.

Section 8.4 Offset and Recoupment. Each Party, at its option, may offset or recoup any balance or balances, whether on account of premiums, Expense Allowances, claims and losses or amounts otherwise due from one Party to the other under this Agreement, or as a result of damages awarded to either Party pursuant to litigation or otherwise, which shall be deemed mutual debts or credits, as the case may be; provided, however, that the Party electing such right with respect to matters not reflected in the Monthly Reports shall notify the other Party in writing of its election to do so. This Section 8.4 shall not be modified or reconstrued due to the insolvency, liquidation, rehabilitation, conservatorship or receivership of either Party.

Section 8.5 Currency. All financial data required to be provided pursuant to the terms of this Agreement shall be expressed in Canadian dollars. All payments and all settlements of account between the Parties shall be in Canadian currency unless otherwise agreed by the Parties.

ARTICLE IX

EXPENSES IN CONNECTION WITH THE REINSURED POLICIES

Section 9.1 Expenses in Connection with the Reinsured Policies. The Ceding Company shall pay for all expenses and charges incurred in connection with the Reinsured Policies including medical examinations, inspection fees, and other fees. Except as provided in Section 4.2 and Section 4.3, such amounts shall not be reimbursed by the Reinsurer.

ARTICLE X

ERRORS AND OMISSIONS

Section 10.1 Errors and Omissions. Subject to the terms of this Agreement, neither Party hereto shall be prejudiced in any way by inadvertent errors or omissions made by such Party in connection with this Agreement provided such errors and omissions are corrected promptly following discovery thereof. Upon the discovery of an inadvertent error or omission by either Party hereto, appropriate adjustments shall be made as soon as practicable to restore the Parties to the fullest extent possible to the position they would have been in had no such inadvertent error or omission occurred.

ARTICLE XI

RECAPTURE

Section 11.1 Recapture. The Ceding Company may in accordance with the provisions of this Article XI recapture, in its sole discretion, all or a pro rata portion of all of the Reinsurer's Quota Share of the Reinsured Policies upon the occurrence of one of the following events;

(a)	If the Reinsurer becomes insolvent;
(b)	If the Bermuda Monetary Authority takes control of the assets of the Reinsurer and/or cancels or significantly restricts the conditions of the Reinsurer’s license;
(c)	If either the Bermuda Monetary Authority, Petitioning Creditor(s) or the Reinsurer institutes a proceeding or petition for, the appointment of a liquidator of the Reinsurer;

(d)

If the Reinsurer fails to take steps reasonably satisfactory to the Ceding Company to assure the Ceding Company of full Financial Statement Credit for the Reinsured Policies within forty-five (45) calendar days of Reinsurer’s receipt of written notice from the Ceding Company that the Ceding Company has been advised by any Governmental Authority that the Governmental Authority will deny or has denied Financial Statement Credit on any financial statement filed by the Ceding Company with such Governmental Authority;

(e)

If the Reinsurer is in material breach of any other representation, warranty or covenant under this Agreement and the Reinsurer fails to cure any such material breach of any representation, warranty or covenant hereunder within sixty (60) calendar days of receipt of written notice of such breach by the Reinsurer; or

(f)

If the Reinsurer fails in any material respects to fund the Reinsurance Trust Account to the amount required after receipt of the Top-Up Notice under Section 15.3(c) within the time period specified therein, and the Reinsurer fails to cure any such funding deficiency within twenty (20) Business Days of receipt of written notice of such funding deficiency by the Reinsurer.

Section 11.2 Notice of Recapture. The Ceding Company shall notify the Reinsurer in writing of the reasons for, and the effective date of, the recapture at least ninety (90) calendar days prior to the effective date of recapture (the “Recapture Notice”); provided, however. that the recapture shall not be deemed to be consummated until the final accounting described in Section 11.4 of this Article XI has been completed and the Reinsurer has paid the Commutation Payment, if any.

Section 11.3 Recapture Fee. The Ceding Company shall pay a recapture fee (the “Recapture Fee”) to the Reinsurer upon (i) the occurrence of any recapture of the Reinsured Policies pursuant to Section 11.1 (d) if such recapture was triggered by the inability of the Ceding Company to obtain full Financial Statement Credit for the Reinsured Policies due to actions taken by the Ceding Company or its Affiliates; provided, however, that if the Reinsurer is in material breach of any representation, warranty or covenant under this Agreement at the time a recapture is triggered under Section 11.1 (d), no Recapture Fee will be due and payable by the Ceding Company or (ii) termination of this Agreement under Section 20.3(a). The Recapture Fee shall be equal to an amount to be determined by an actuarial appraisal prepared by a nationally recognized independent actuarial firm in accordance with methodologies agreed upon by the Ceding Company and Reinsurer to determine the value of the Reinsured Policies at such time in a manner consistent with the valuation of the Reinsured Policies as set forth in the Milliman Report and consistent with the determination of the Initial Ceding Commission based on such valuation.

Section 11.4 Renewal Recapture. The Ceding Company shall also have the right, upon prior written notice to the Reinsurer, to recapture, in its sole discretion, all or a pro rata portion of End of Term Renewals arising from Policies with an Original Initial Level Premium Period ending on or after January 1, 2017 (the “Renewal Recapture Right”). No Recapture Fee is payable in connection with the recapture of any End of Term Renewal.

Section 11.5 Commutation Accounting and Settlement. In the event of any recapture under this Article XI, the Reinsurer shall pay to the Ceding Company an amount equal to (i) the Reinsurer's Quota Share of the Subject Reserves and advance premiums, if applicable, attributable to the Reinsured Policies being recaptured, calculated as of the effective date of the recapture set forth in the Recapture Notice, minus (ii) any amounts due to the Reinsurer but unpaid under this Agreement, including the Recapture Fee, if any, and net deferred premiums; plus (iii) any amounts due to the Ceding Company but unpaid under this Agreement (collectively, the “Commutation Payment”); provided, however, that, if the amount calculated pursuant to clause (ii) of this subsection exceeds the amounts calculated pursuant to clauses (i), (ii) and (iii) of this subsection, the Ceding Company shall pay to the Reinsurer the amount of such excess. Following recapture and payment to the appropriate Party of the net Commutation Payment required hereunder, neither Party shall have further liability to the other Party hereunder with respect to the recaptured business.

Section 11.6 Limitation on Partial Recaptures. Notwithstanding the provisions of Sections 11.1, the Ceding Company shall not be permitted to effect a partial recapture pursuant to Section 11.1 if, after giving effect to the recapture, the Subject Reserves would be less than C$75,000,000.

ARTICLE XII

ACCESS TO BOOKS AND RECORDS

Section 12.1 Access to Books and Records.

(a)

The Ceding Company shall, upon reasonable notice and subject to Applicable Law, provide to the Reinsurer and the counsel, financial advisors, accountants, actuaries and other representatives of the Reinsurer (the “Representatives”) access, at the Reinsurer's sole cost and expense, to review, inspect, examine and reproduce the Ceding Company's books, records, accounts, policies, practices and procedures, including underwriting, policy, claims administration guidelines and sales and Conversion practices, relating to the Reinsured Policies, including any audits and self assessments conducted by the Ceding Company as well as any unaudited information provided to Primerica in connection with Primerica's public company reporting requirements, at the place such records are located, and to discuss such matters with the employees, external auditors and external actuaries of the Ceding Company that are knowledgeable about such records, without undue disruption of the normal operations of the Ceding Company.

(b)

The Reinsurer and its Representatives shall have the right, at its sole cost and expense, to conduct audits from time to time, upon reasonable notice to the Ceding Company, of the relevant books, records, accounts, policies, practices and procedures, including underwriting, policy, claims administration guidelines and sales and Conversion practices of the Ceding Company relating to the Reinsured Policies. Reinsurer shall also have the right, at any time it deems necessary, to request that the Ceding Company provide a copy of specific Claim files for the Reinsurer review. The Reinsurer's requests will be limited to paid or settled Claims with a Claim amount greater than C$250,000.

(c)

The Reinsurer shall reimburse the Ceding Company for any reasonable out-of-pocket costs that the Ceding Company incurs in providing assistance to the Reinsurer and its Representatives in connection with this Section 12.1.

(d)

The Ceding Company shall use its reasonable best efforts to assist and cooperate with the Reinsurer and its Representatives in providing access to the relevant in force files, experience data, books, records and accounts of the Ceding Company relating to the Reinsured Policies.

ARTICLE XIII

INSOLVENCY

Section 13.1 Insolvency. In the event of the insolvency of the Ceding Company, payments due the Ceding Company on all reinsurance made, ceded, renewed or otherwise  becoming effective under this Agreement shall be payable by the Reinsurer on the basis of claims filed and allowed in the liquidation proceeding under the Reinsured Policies without diminution because of the insolvency of the Ceding Company, either directly to the Ceding Company or to its domiciliary liquidator, receiver or statutory successor, except where the Reinsurer, with the consent of the Policyholder and in conformity with Applicable Law, has assumed the Ceding Company's obligations as direct obligations of the Reinsurer to the payees under the Reinsured Policies and in substitution for the obligations of the Ceding Company to the payees. It is understood, however, that in the event of the insolvency of the Ceding Company, the liquidator or receiver or statutory successor of the Ceding Company shall give written notice to the Reinsurer of any impending Claim against the Ceding Company on a Reinsured Policy within a reasonable period of time after such Claim is filed in the insolvency proceedings and that during the pendency of such Claim the Reinsurer may, at its own expense, investigate such Claim and interpose, in the proceeding where such Claim is to be adjudicated any defense or defenses which it may deem available to the Ceding Company or its liquidator or receiver or statutory successor. It is further understood that the expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE XIV

DISPUTE RESOLUTION

Section 14.1 Consent to Jurisdiction. Each of the Parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the Province of Ontario for the purposes of enforcing this Agreement. The Parties shall take such actions as are within their control to cause any disputes as described in the preceding sentence to be assigned to the Commercial List of the Ontario Superior Court of Justice in Toronto. In any action, application or other proceeding, each of the Parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claim that it is not subject to the jurisdiction of the courts of Ontario, that such action, application or proceeding is brought in an inconvenient forum or that the venue of such action, application or other proceeding is improper. Each of the Parties hereto also agrees that any final order or judgment for which there are no further rights of appeal against any Party hereto in connection with any action, application or other proceeding as contemplated in this Article XIV shall be conclusive and binding on such Party and that such order or judgment may be enforced in any court of competent jurisdiction, either within or outside of Canada or Bermuda. A certified copy of such order or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

Section 14.2 Waiver of Jury Trial. Each of the Parties hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

Section 14.3 Specific Performance. The Parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each Party agrees that, in addition to any other available remedies each other Party shall be entitled to an injunction restraining any violation or threatened violation of any of the provisions of this Agreement without the necessity of posting a bond or other form of security. In the event that any action should be brought in equity to enforce any of the provisions of this Agreement, no Party will allege, and each Party hereby waives the defense, that there is an adequate remedy at law.

ARTICLE XV

REINSURANCE TRUST ACCOUNT

Section 15.1 Reinsurance Trust Agreement. On the date hereof, in accordance with the standard form reinsurance trust agreement issued by OSFI to be entered into between Ceding Company, the Reinsurer, OSFI and the trustee (the “Trustee”) in the form attached hereto as Exhibit V (as such agreement may be amended from time to time in writing by mutual consent of OSFI, the Ceding Company, the Reinsurer and the trustee thereunder, the “Reinsurance Trust Agreement”), the Reinsurer, as grantor, shall create a trust account (the “Reinsurance Trust Account”) naming the Ceding Company as sole beneficiary thereof. The Reinsurance Trust Account shall initially be funded with Trust Assets the Market Value of which (as of the date hereof) is at least equal to the Required Balance as of the Effective Date. The Trust Assets must be maintained at all times in accordance with the terms and conditions of the Reinsurance Trust Agreement, the Insurance Companies Act (Canada), its applicable regulations and any applicable instructions, advisories or guidelines issued by OSFI.

Section 15.2 Investment of Trust Assets.

(a)	The assets held in the Reinsurance Trust Account (the “Trust Assets”) shall consist of Eligible Assets.
(b)

The Reinsurer shall appoint either a third-party investment manager or a Citigroup Inc. affiliate to manage the assets held in the Reinsurance Trust Account, pursuant to an investment management agreement in a form acceptable to the Ceding Company. The Reinsurer shall be responsible for all fees arising from the services provided by such third-party investment manager or Citigroup Inc. affiliate.

Section 15.3 Adjustment of Trust Assets and Withdrawals.

(a)	Any adjustments of Trust Assets or withdrawals of Trust Assets from the Reinsurance Trust Account shall be in compliance with the terms of the Reinsurance Trust Agreement.
(b)

The amount of Trust Assets to be maintained in the Reinsurance Trust Account shall be adjusted following the end of each calendar quarter or at such other time as OSFI may specify in accordance with the Reserve Report for the last calendar month of each calendar quarter provided to the Reinsurer pursuant to the terms of Section 8.1 or the instructions of OSFI. Such report shall set forth the amount by which the Reinsurance Trust Account Balance equals or exceeds the Required Balance, in each case as of the end of the immediately preceding calendar quarter or at such other time as OSFI may specify.

(c)

If the Reinsurance Trust Account Balance exceeds 105% of the Required Balance, in each case as of the end of the immediately preceding calendar quarter or at such other time as OSFI may specify, then the Reinsurer shall have the right to seek approval from the Ceding Company (which shall not be unreasonably or arbitrarily withheld, conditioned or delayed) and from OSFI to withdraw the excess.

(d)

The Reinsurer shall, no later than twenty (20) Business Days following receipt of the Top-Up Notice or at such earlier time as OSFI may specify, place additional Trust Assets into the Reinsurance Trust Account so that the Reinsurance Trust Account Balance, as of the date such additional Trust Assets are so placed, is no less than the Required Balance as of the end of the immediately preceding calendar quarter or at such other time as OSFI may specify.

(e)

Without limitation of the other provisions of this Section 15.3, subject to obtaining the Ceding Company's prior consent (which shall not be unreasonably or arbitrarily withheld, conditioned or delayed) and OSFI's prior consent, the Reinsurer may remove Trust Assets from the Reinsurance Trust Account; provided, however, that the Reinsurer, at the time of such withdrawal, replaces the withdrawn assets with Trust Assets permitted under the terms of the Reinsurance Trust Agreement and by OSFI and having a Market Value equal to or greater than the Market Value of the Trust Assets withdrawn so that the Reinsurance Trust Account Balance, as of the date of such withdrawal, is no less than the Required Balance as of the end of the immediately preceding calendar quarter or such other time as OSFI may specify.

(f)	Unless the Trustee is otherwise directed in writing by OSFI:
(i)	the Reinsurer shall be entitled to all income on the assets held in the Reinsurance Trust Account collected by the Trustee, as the same is collected; and
(ii)

the Reinsurer shall be entitled at all times to exercise, through such officer or other person designated by it, the right of attending, acting and voting at meetings of corporations or security holders or otherwise in respect of the assets held in the Reinsurance Trust Account.

Section 15.4 Negotiability of Trust Assets. Prior to depositing Trust Assets with the Trustee, the Reinsurer shall execute all assignments or endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignments, in order that the Ceding Company, or the Trustee upon direction of the Ceding Company, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other entity.

Section 15.5 Ceding Company's Withdrawals. The Ceding Company (or any successor by operation of law of the Ceding Company, including, but not limited to, any liquidator, rehabilitator, receiver or conservator of the Ceding Company) may only withdraw Trust Assets pursuant to the terms of the Reinsurance Trust Agreement.

Section 15.6 Return of Excess Withdrawals. The Ceding Company shall return to the Reinsurer, within five (5) Business Days, assets withdrawn in excess of all amounts due under Section 15.5. Any assets subsequently returned shall include interest at the Prime Rate applied on a daily basis for the amounts returned.

Section 15.7 Costs of Trust. The cost of maintaining the Reinsurance Trust Account shall be borne by the Reinsurer.

ARTICLE XVI

THIRD PARTY BENEFICIARY

Section 16.1 Third Party Beneficiary. Nothing in this Agreement or the Reinsurance Trust Agreement is intended to give any person, other than the Parties to such agreements, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Reinsurance Trust Agreement or any provision contained therein.

ARTICLE XVII

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 17.1 Representations and Warranties of the Ceding Company.

(a)

Organization, Standing and Authority of the Ceding Company. The Ceding Company is a life insurance company duly organized, validly existing and in good standing under the federal laws of Canada, and has all requisite corporate power and authority to carry on the operations of its business as they are now being conducted. The Ceding Company has obtained all authorizations and approvals required under Applicable Law to enter into and perform the obligations contemplated of the Ceding Company under this Agreement.

(b)

Authorization. The Ceding Company has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by the Ceding Company of this Agreement, and the performance by the Ceding Company of its obligations under this Agreement, have been duly authorized by all necessary corporate action and do not require any further authorization, action or consent of the Ceding Company. This Agreement, when duly executed and delivered by the Ceding Company, subject to the due execution and delivery by the Reinsurer, will be a valid and binding obligation of the Ceding Company, enforceable against the Ceding Company in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting enforcement of creditors' rights and to general equity principles.

(c)

No Conflict or Violation. Except as set forth in Schedule B, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (a) violate any provision of the Letters Patent or Bylaws of the Ceding Company, (b) violate, conflict with or result in the breach of any of the terms of, result in any modification of, give any counterparty the right to terminate, or constitute a default under, any contract or other agreement to which the Ceding Company is a party, or (c) violate any order, judgment, injunction, award or decree of any court, arbitrator or Governmental Authority against, or binding upon, or any agreement with, or condition imposed by, any Governmental Authority, foreign or domestic, binding upon the Ceding Company.

(d)

Absence of Litigation. There is no action, suit, proceeding or investigation pending or threatened that questions the legality of the transactions contemplated by this Agreement or that would prevent consummation of the transactions contemplated by this Agreement or the performance by the Ceding Company of its obligations hereunder.

(e)	Milliman Information True and Complete.
(i)

To the best of the Ceding Company's knowledge, all information and data supplied to Milliman Inc. (“Milliman”) identified on Exhibit VI-A hereto (the “Milliman Information”) was true, accurate and complete in all material respects as of the date the document containing such Milliman Information was provided to Milliman by the Ceding Company; provided, however, the Parties acknowledge that no representation or warranty has been made to the Reinsurer or any of its Affiliates or Representatives with respect to the truth, accuracy and completeness of any assumptions, projections, or estimates either provided by the Ceding Company or underlying any of the studies prepared by the Ceding Company in connection with the Milliman Information except that the Ceding Company represents and warrants that such assumptions, projections or estimates were the ones actually utilized by the Ceding Company for the purposes stated in Exhibit VI. The Milliman Information was compiled in a commercially reasonable manner given the intended purpose.

(ii)

The financial data supplied to Milliman identified on Exhibit VI-B hereto presents fairly, in all material respects, the financial condition and results of operations of the Ceding Company as of and for the periods specified therein in accordance with CGAAP, or such other accounting standards as may be applicable during the term of this agreement, consistently applied.

(f)	Coverage Information. The Reinsured Policies information identified in Exhibit I is true, accurate and complete in all material respects.
(g)

Good and Marketable Title to Eligible Assets. The Ceding Company will have good and marketable title, free and clear of all liens, to all Eligible Assets immediately prior to the payment thereof to the Reinsurer in accordance with Section 4.1.

Section 17.2 Covenants of the Ceding Company.

(a)	Administration and Claims Practices.
(i)

In the administration and claims practices relating to the Reinsured Policies (the “Administrative Practices”), the Ceding Company shall (A) use the skill and diligence commonly expected from qualified personnel performing such duties for similarly sized Canadian life insurance companies; (B) act in accordance with the Ceding Company's internal company guidelines as in effect on the Effective Date; (C) be in conformance with Applicable Law in all material respects; and (D) act in a manner consistent with its existing administrative and claims practices in effect on the Effective Date and in any case with no less skill, diligence and expertise as the Ceding Company applies to servicing its other business, including those claims practices in existence for Third Party Reinsurance (each, an “Existing Practice”); notwithstanding the foregoing, the Ceding Company shall not be in breach of this Section 17.1 (a)(i) unless either (Y) the Reinsurer shall have notified the Ceding Company in writing of the Ceding Company's failure to perform its obligations under this Section 17.1(a)(i) (which written notice shall describe such failure with reasonable particularity) or (Z) an officer of the Ceding Company with direct responsibility for its administrative services, or any senior officer of the Ceding Company, has actual knowledge that the Ceding Company has failed to perform its obligations under this Section 17.1(a)(i), and in either case the Ceding Company shall have failed to cure such breach within thirty (30) days following receipt of such notice or such actual knowledge.

(ii)

An Existing Practice may be reasonably modified from time to time, except that, to the extent the Ceding Company modifies an Existing Practice from time to time following the Effective Date (an Existing Practice, as modified from time to time, a “Then Current Practice”), the Ceding Company shall act in accordance and consistent with the Then Current Practice; provided, that, if a Then Current Practice would materially adversely affect the rights, remedies and position of the Reinsurer, the Ceding Company shall obtain the consent of the Reinsurer (which consent shall not be unreasonably withheld or delayed) prior to applying the Then Current Practice to the Reinsured Policies.

(b)	Reinsured Policies. In all instances as they relate to the Reinsured Policies:
(i)

The Ceding Company shall not, and shall cause its Affiliates not to (A) change agent commission and compensation schedules, (B) adopt or implement any program that is expected to result in an increase in lapses, exchanges, replacements or Conversions under the Reinsured Policies or (C) change coverage options or premiums (except as contemplated by Section 17.2(g) hereof), including coverage options for End of Term Conversions, in each case under (A), (B) and (C) without notifying the Reinsurer in advance of any such action and obtaining the Reinsurer's prior written consent (which shall not be unreasonably withheld or delayed).

(ii)

The Ceding Company and the Reinsurer shall reasonably cooperate on any proposals for pricing or coverage changes proposed by either Party, including making any rate and form filings or other regulatory filings that impact pricing or premiums under the Reinsured Policies provided, however, the Ceding Company shall have final approval authority in its discretion over any proposal brought by the Reinsurer pursuant to this Section 17.2(b)(ii).

(iii)

The Ceding Company shall notify the Reinsurer of any information known to the Ceding Company, including any third party or regulatory actions and management decisions reasonably anticipated to adversely and materially impact the economics of the Reinsured Policies for the Reinsurer. Such notification shall be made within five (5) Business Days after the information becomes known to the Ceding Company. The Parties agree and acknowledge that the Ceding Company's relationship with the Reinsurer shall in all respects be governed by a duty of utmost good faith. At all times during the term of this Agreement, the Ceding Company shall (i) administer, manage and oversee the Reinsured Policies and the Covered Liabilities, and (ii) perform all its obligations to the Reinsurer under this Agreement, in a manner consistent with its utmost good faith obligations.

(c)	Third Party Reinsurance.
(i)

The Ceding Company shall not, without the Reinsurer's prior approval (which approval shall not be unreasonably or arbitrarily withheld, conditioned or delayed), (A) terminate or materially modify any existing Third Party Reinsurance or (B) purchase new third party reinsurance for the Reinsured Policies.

(ii)

The Ceding Company shall use commercially reasonable efforts to maintain its existing Third Party Reinsurance from and after the Effective Date, consistent with the existing practice of the Ceding Company in effect on the Effective Date.

(d)

Reporting. To the extent not prohibited by Applicable Law, the Ceding Company will provide all reports it is required to deliver under this Agreement (including, without limitation, each Monthly Report and Quarterly Report) not later than the last date on which such report is required to be so delivered, except that the Ceding Company shall not be in breach of this Section 17.2(d) unless either (i) the Reinsurer shall have notified the Ceding Company in writing of its failure to timely deliver such report or (ii) a officer of the Ceding Company with direct responsibility for the preparation and delivery of such report has actual knowledge that the report was not delivered when due, and in either case the Ceding Company shall have failed to deliver such information within thirty (30) days following receipt of such notice or actual knowledge.

(e)

Policy Data. Within six (6) months of the date hereof, the Ceding Company shall provide to the Reinsurer a schedule containing a list of Policies with Original Initial Level Premium Periods ending on or after January 1, 2017.

(f)

Books and Records. The Ceding Company shall maintain and implement reasonable administrative and operating procedures with respect to records relating to the Reinsured Policies and shall keep and maintain all material documents, books, records and other information reasonably necessary for the maintenance of the Reinsured Policies, which documents, books, records and other information will be accurately maintained in all material respects throughout the term of this Agreement.

Section 17.3 Representations and Warranties of the Reinsurer.

(a)

Organization, Standing and Authority of the Reinsurer. The Reinsurer is a special purpose long term insurance company duly organized, validly existing and in good standing under the laws of Bermuda and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on the operations of its business as they are proposed to be conducted. The Reinsurer has obtained all authorizations and approvals required under Applicable Law to enter into and perform the obligations contemplated of the Reinsurer under this Agreement and the Reinsurer shall maintain throughout the term of this Agreement all licenses, permits or other permissions of any Governmental Authority that shall be required in order to perform the obligations of the Reinsurer hereunder.

(b)

Authorization. The Reinsurer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by the Reinsurer of this Agreement, and the performance by the Reinsurer of its obligations under this Agreement, have been duly authorized by all necessary corporate action and do not require any further authorization, action or consent of the Reinsurer or its stockholder. This Agreement, when duly executed and delivered by the Reinsurer, subject to the due execution and delivery by the Ceding Company, will be a valid and binding obligation of the Reinsurer, enforceable against the Reinsurer in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting enforcement of creditors' rights and to general equity principles.

(c)

No Conflict or Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Articles of Incorporation, Bylaws or other charter or organizational document of the Reinsurer, or (ii) violate any order, judgment, injunction, award or decree of any court, arbitrator or Governmental Authority against, or binding upon, or any agreement with, or condition imposed by, any Governmental Authority, foreign or domestic, binding upon the Reinsurer, except when any such violation would not have a material adverse effect on this Agreement or the consummation of the transactions contemplated hereby.

(d)

Absence of Litigation. There is no action, suit, proceeding or investigation pending or threatened that questions the legality of the transactions contemplated by this Agreement or that would prevent consummation of the transactions contemplated by this Agreement or the performance by the Reinsurer of its obligations hereunder.

(e)

Good and Marketable Title to Trust Assets. The Reinsurer will have good and marketable title, free and clear of all liens, to all Trust Assets immediately prior to the deposit thereof in the Trust Account.

ARTICLE XVIII

INDEMNIFICATION

Section 18.1 Indemnification.

(a)

The Ceding Company shall indemnify, defend and hold harmless the Reinsurer and its directors, officers, employees, agents, representatives, successors, permitted assigns and Affiliates from and against any and all losses, liabilities, claims, expenses (including reasonable attorneys' fees and expenses) and damages reasonably and actually incurred by the Reinsurer (collectively, “Indemnification Claims”) relating to this Agreement to the extent arising from:

(i)	any breach or falsity of any representation, warranty or covenant of the Ceding Company; or
(ii)	the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Ceding Company contained in this Agreement.
(b)

The Reinsurer agrees to indemnify and hold harmless the Ceding Company and its directors, officers, employees, agents, representatives, successors, permitted assigns and Affiliates from and against any and all Indemnification Claims relating to this Agreement to the extent arising from:

(i)	any breach or falsity of any representation, warranty or covenant of the Reinsurer; or
(ii)	the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Reinsurer contained in this Agreement.

ARTICLE XIX

LICENSES, REGULATORY MATTERS

Section 19.1 Licenses.

(a)

At all times during the term of this Agreement, each of the Reinsurer and the Ceding Company, respectively agrees that it shall hold and maintain all licenses and authorities required under Applicable Laws to perform its respective obligations hereunder unless otherwise mutually agreed by the parties.

(b)

At all times during the term of this Agreement, the Reinsurer shall hold and maintain all licenses and authorizations required under Applicable Law, deposit in trust all such Trust Assets or otherwise to take all action that may be necessary so that at all times the Ceding Company shall receive full Financial Statement Credit.

Section 19.2 Regulatory Matters.

(a)

If Ceding Company or Reinsurer receives notice of, or otherwise becomes aware of any inquiry, investigation, examination, audit or proceeding outside the ordinary course of business by Governmental Authorities, relating to the Reinsured Policies or the reinsurance provided hereunder, the Ceding Company or Reinsurer, as applicable, shall promptly notify the other party thereof.

(b)

If Ceding Company or Reinsurer receives notice of, or otherwise becomes aware of any enforcement action by any Governmental Authority arising out of any inquiry, investigation, examination, audit or proceeding by such Governmental Authority, the Ceding Company or Reinsurer, as applicable, shall promptly notify the other party thereof, and the Parties shall cooperate to resolve such matter.

ARTICLE XX

DURATION OF AGREEMENT; TERMINATION

Section 20.1 Duration. This Agreement shall automatically terminate if, at such time, there are no Covered Liabilities and the Reinsurance Trust Agreement has been terminated in accordance with the terms and conditions provided therein.

Section 20.2 Termination by Mutual Consent. This Agreement shall be terminated by the mutual written consent of the Reinsurer and the Ceding Company, which writing shall state the effective date and relevant terms of termination, provided that the Reinsurance Trust Agreement has been terminated in accordance with the terms and conditions provided therein.

Section 20.3 Termination by the Reinsurer.

(a)

From and after the third anniversary date of the Effective Date, the Reinsurer may terminate this Agreement in the event of Ceding Company's failure to pay to Reinsurer any undisputed amounts owed under this Agreement. Reinsurer must provide written notice to Ceding Company containing sufficient information to inform Ceding Company of the details relating to its failure to pay. Ceding Company shall have sixty (60) calendar days from the receipt of the notice to make payment of any such undisputed amounts owed or make arrangements for payment satisfactory to Reinsurer. Following the sixty (60) day cure period, if Ceding Company has not paid any such undisputed amounts owed or made arrangements for payment satisfactory to Reinsurer, Reinsurer may provide written notice to Ceding Company terminating this Agreement, effective upon the date that Reinsurer makes the Commutation Payment to Ceding Company. Notwithstanding the above, if Ceding Company disputes the amount owed, the sixty (60) day cure period referenced above will begin only after a final determination is made by a court of law, pursuant to Section 14, that the disputed amounts are owed to the Reinsurer.

(b)

Upon termination of this Agreement under Section 20.3(a), no further risks shall be ceded or assumed under this Agreement and Reinsurer shall not be liable for any losses occurring on and after the termination effective date. In the event of notice of termination under Section 20.3(a), Ceding Company will be entitled to the Commutation Payment in the same manner as provided in Section 11.5 and Reinsurer will be entitled to the Recapture Fee in the same manner as provided in Section 11.3.

Section 20.4 No Termination Upon Change of Control. For the avoidance of doubt, a Change of Control, sale or merger of the Reinsurer shall not result in termination of this Agreement.

Section 20.5 Survival. Notwithstanding the other provisions of this Article XX, the terms and conditions of Articles I, IV, V, VIII, X, XI, XII, XIV, XV, XVI, XX and XXI shall remain in full force and effect after termination of this Agreement.

ARTICLE XXI

MISCELLANEOUS

Section 21.1 Entire Agreement. This Agreement represents the entire agreement between the Reinsurer and the Ceding Company concerning the business reinsured hereunder. There are no understandings between the Reinsurer and the Ceding Company other than as expressed in this Agreement and the Reinsurance Trust Agreement.

Section 21.2 Amendments.

(a)

Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by each party to this Agreement. Any change or modification to this Agreement shall be null and void unless made by an amendment hereto signed by each party to this Agreement.

(b)

No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 21.3 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the Ceding Company or the Reinsurer under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

Section 21.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, without giving effect to the principles of conflicts of law thereof.

Section 21.5 Notices. Any notice and other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, on the date shown on the receipt therefore, as follows:

if to the Ceding Company:

Primerica Life Insurance Company of Canada

2000 Argentia Road

Plaza V, Suite 300

Mississauga, Ontario LSN 2R7

with copies to (which shall not constitute notice to the Ceding Company for purposes of this Section 21.5):

Primerica Life Insurance Company

3120 Breckinridge Blvd.

Duluth, Georgia 30099

Attention: General Counsel

if to the Reinsurer:

Financial Reassurance Company 2010, Ltd

Emporium Building

69 Front Street

Hamilton HM 12, Bermuda

with copies to (which shall not constitute notice to the Reinsurer for purposes of this Section 21.5):

Robert Sullivan, Esq.

Susan Sutherland, Esq.

Skadden, Arps, State, Meagher & Flom LLP

Four Times Square

New York, New York 10036

(212) 735-3000

Either Party may change the names or addresses where notice is to be given by providing notice to the other Party of such change in accordance with this Section 21.5.

Section 21.6 Consent to Jurisdiction. Subject to the terms and conditions of Article XIV, the Parties agree that in the event of the failure of either Party to perform its obligations under the terms of this Agreement, the Party so failing to perform, at the request of the other Party, shall submit to the jurisdiction of any court of competent jurisdiction in the Province of Ontario and shall comply with all requirements necessary to give such court jurisdiction, and shall abide by the final decision of such court or of any appellate court in the event of an appeal.

Section 21.7 Service of Process. The Reinsurer hereby designates its Chief Legal Counsel, at the address listed above in Section 21.5, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Ceding Company. The Ceding Company hereby designates its General Counsel and Corporate Secretary, at the address listed above in Section 21.5, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Reinsurer.

Section 21.8 Assignment.

(a)

This Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Neither Party may novate or assign any of its rights, remedies, interests, powers and privileges, or novate or delegate any of its duties or obligations hereunder, without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(b)	Notwithstanding any other provision in this Agreement to the contrary, the Reinsurer shall have the right to retrocede all or a portion of the Reinsured Policies under this Agreement.

Section 21.9 Captions. The captions contained in this Agreement are for reference only and are not part of the Agreement.

Section 21.10 Treatment of Confidential Information. The Parties agree that, other than as contemplated by this Agreement and to the extent permitted or required to implement the transactions contemplated hereby, the Parties will keep confidential and will not use or disclose the other Party's Confidential Information or the terms and conditions of this Agreement, including, without limitation, the exhibits and schedules hereto, except as otherwise required by Applicable Law or any order or ruling of any provincial insurance regulatory authority, the OSFI or any other Governmental Authority; provided, however, that the Reinsurer may disclose Confidential Information to its Representatives in connection with the exercise of its rights under Article XII; provided, further, that either party may disclose, with the other party's written consent, Confidential Information to any person other than its Representatives who agrees to (i) hold such Confidential Information in strict confidence as if such person were a Party to this Agreement and (ii) use such Confidential Information solely for the limited purpose of evaluating a potential purchase, merger or Change of Control of such Party. Without limiting the generality of the foregoing, neither the Reinsurer nor any Affiliates of the Reinsurer shall utilize any Confidential Information regarding Policyholders for the purpose of soliciting Policyholders for the sale of any insurance policies or other products or services. The parties agree that any violation or threatened violation of this Section 21.10 may cause irreparable injury to a party and that, in addition to any other remedies that may be available, each party shall be entitled to seek injunctive relief against the threatened breach of the provisions of this Section 21.10, or a continuation of any such breach by the other party or any person provided with Confidential Information, specific performance and other such relief to redress such breach together with damages and reasonable counsel fees and expenses to enforce its rights hereunder. For purposes of this Agreement, “Confidential Information” means all documents and information concerning one Party, any of its Affiliates, the Covered Liabilities or the Reinsured Policies, including any information relating to any person insured directly or indirectly under the Reinsured Policies, furnished to the other Party or such other Party's Affiliates or representatives in connection with this Agreement or the transactions contemplated hereby, except that Confidential Information shall not include information which: (a) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a Party or by any representative of a Party; (b) was available on a non confidential basis from a source other than the Parties or their representatives, provided that such source is not and was not bound by a confidentiality agreement with a Party; or (c) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information. For the purposes of this Agreement, “Change of Control” means the acquisition of ten percent (10%) or more of the voting securities of a Party or any parent of such Party, or any other acquisition that is deemed to be a Change of Control by applicable insurance regulatory authorities of the state of domicile of such Party.

Section 21.11 No Waiver. Preservation of Remedies. No consent or waiver, express or implied, by any Party to or of any breach or default by any other Party in the performance by such other Party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of obligations hereunder by such other Party hereunder. Failure on the part of any Party to complain of any act or failure to act of any other Party or to declare any other Party in default, irrespective of how long such failure continues, shall not constitute a waiver by such first Party of any of its rights hereunder.

Section 21.12 Calendar Days. To the extent that any calendar day on which a deliverable pursuant to this Agreement is due is not a Business Day, such deliverable will be due the next Business Day.

Section 21.13 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument, and either of the Parties may execute this Agreement by signing such counterpart. This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by the other party hereto.

Section 21.14 Incontestability. In consideration of the mutual covenants and agreements contained herein, each party hereto does hereby agree that this Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each party does hereby agree that it shall not contest the validity or enforceability hereof.

Section 21.15 Interpretation.

(a)

When a reference is made in this Agreement to a Section, such reference shall be to a Section to this Agreement unless otherwise indicated. The Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes. References to a person are also to its permitted successors and assigns.

(b)

The parties have participated jointly in the negotiation and drafting of this Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any provisions of this Agreement.

(c)

In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Reinsurance Trust Agreement, the terms of the latter shall in each and every instance prevail, except that, to the extent that the Investment Guidelines are more restrictive than the list of assets in Schedule A to the Reinsurance Trust Agreement, the Investment Guidelines shall prevail.

Section 21.16 Reasonableness. Each of the parties will act reasonably and in good faith on all matters within the terms of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed this 31st day of March, 2010.

PRIMERICA LIFE INSURANCE
COMPANY OF CANADA

By:	/s/ John a Adams
	Name:	John a Adams
	Title:	EVP & CEO

FINANCIAL REASSURANCE
COMPANY 2010 LTD.

By:	/s/ Reza Shah
	Name:	Reza Shah
	Title:	President

[Signature Page To Coinsurance Agreement]

Schedule A

Identification of Reserves

Exhibit 5 Policy Reserves

•	Life Insurance Reserves
•	Disability - Active Lives Reserves
•	Disability - Disabled Lives Reserves
•	Miscellaneous Reserves

Exhibit 8 Claim Reserves

•	Pending Claims
•	Incurred but Not Reported Claims
•	Amounts Recoverable on Paid Claims

Schedule B

No Conflict or Violation Exceptions

None.

Schedule C

Required Balance as of 12/31/09

FINANCIAL REASSURANCE COMPANY, LTD.
Calculation of Trust Account Requirement for
Primerical Life Insurance Company of Canada Ceded Business
January 1, 2010

Required Capital
prior to ceding existing business
Mortality Risk		32,634
Lapse Risk		63,276
Other		3,663
Unadjusted Capital Required		99,573
Trust Account
1. Ceded Reserves		-59,182
2. Negative Reserves		186,270
Policy-by-policy Positive Reserves		127,088
Offsetting ceded reserves		127,088
3. Related Capital
Required Capital	99,573
Reinsurance rate	80%	79,658
Calculation
Greater of Ceded Reserves 1. and 0		0
70% of Offsetting Ceded Reserves	127,088
	70%	88,962
150% of Related Capital	79,658
	150%	119,488
Trust Account Calculated		208,450

Exhibit I

Identification of Reinsured Policies

I-1

Exhibit 1 - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
ADD ON	ZML-767	—	2	40,000
AG10 GUAR	ZA-10G	728	—	73,143,564
	ZA-101G	—	1,386	100,403,300
	ZA-10SG	—	1,396	98,970,500
		728	2,782	272,517,364
AG10B GUAR	ZA-10BG	2,636	—	435,341,180
	ZA-10IBG	—	4,072	382,717,650
	ZA-10SBG	—	4,660	474,461,350
		2,636	8,732	1,292,520,180
ART	ZML-911 W	—	1	150,000
BART 100	ZBART-100	11	—	1,677,000
	ZB ART-102	—	2	225,000
	ZBART-300	3	—	600,000
		14	2	2,502,000
BART 100 GUAR	ZBART-300G	15	—	3,066,000
BG20 GUAR	ZB-20G	5,357	—	767,972,953
	ZB-20IG	—	1,013	96,787,656
	ZB-20SG	—	3,823	409,772,718
		5,357	4,836	1,274,533,327
BG20B GUAR	ZB-20BG	5,179	—	846,330,570
	ZB-201BG	—	1,302	131,254,800
	ZB-20SBG	—	4,125	499,597,500
		5,179	5,427	1,477,182,870
CART	ZCARTNS	7	—	113,300
	ZCARTNSBB	—	3	51,250
		7	3	164,750
CG25 LEVEL GUAR	ZC-25G	6,716	—	1,105,427,349
	ZC-25IG	—	411	49,226,100
	ZC-25SG	—	4,377	567,443,055
		6,716	4,788	1,722,096,704

Exhibit 1 - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
CG25B GUAR	ZC-25BG	8,802	—	1,508,679,574
	ZC-25IBG	—	585	78,563,300
	ZC-25SBG	—	5,537	791,445,007
		8,802	6,122	2,378,687,881
CHILD RIDER	ZCH-25	—	11,025	215,834,000
	ZCP-CHG	—	57,896	1,278,625,880
	ZML-909	—	23	352,000
	ZML-909 B	—	3,556	59,230,000
	ZML-909 S	—	73	1,058,000
	ZML-909A	—	167	2,710,000
	ZPL-CR	—	8,116	152,646,000
		—	80,856	1,710,455,880
CONV ART GUAR	NO FORMCART	16	3	333,565
	ZGARTNS	13	—	202,000
	ZGARTNSBB	—	2	15,000
	ZGARTS	1	—	10,000
		30	5	560,565
CONV DT100	NO FORM DTC	4	1	133,163
CONV DT100 GUAR	NO FORM DTC	85	24	2,034,498
CST	ZML-T90	512	—	43,892,300
	ZML-T95	3,549	—	331,400,705
	ZML-867 S	—	7	331,000
	ZML-867A	—	82	4,421,100
	ZML-877A	—	1,659	98,468,500
	ZML-877S	—	225	12,865,000
	ZML-887 S	—	11	170,000
	ZML-887A	—	75	1,795,000
		4,061	2,059	493,343,605
C41BR10 GUAR	ZC4-101BG	—	13,980	974,342,300
	ZC4-10SBG	—	7,147	470,786,000
		—	21,127	1,445,128,300

Exhibit 1 - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
C4IBR5 GUAR	ZC4-5IBG	—	16,404	668,562,750
	ZC4-5SBG	—	9,189	348,629,400
		—	25,593	1,017,192,150
C410 GUAR	ZC4-I10G	—	15,937	1,738,074,650
	ZC4-S10G	—	21,648	2,460,289,860
	ZC4-10G	19,292	—	3,005,965,536
		19,292	37,585	7,204,330,046
C415 GUAR	ZC4-115G	—	8,561	941,007,511
	ZC4-S15G	—	10,422	1,251,914,301
	ZC4-15G	7,927	—	1,295,005,483
		7,927	18,983	3,487,927,295
C420 GUAR	ZC4-120G	—	7,904	987,599,430
	ZC4-S20G	—	16,507	2,434,362,109
	ZC4-20G	19,228	—	3,598,217,400
		19,228	24,411	7,020,178,939
C425 GUAR	ZC4-I25G	—	2,430	294,114,500
	ZC4-S25G	—	7,802	1,215,856,000
	ZC4-25G	9,654	—	1,823,007,899
		9,654	10,232	3,332,978,399
C430 GUAR	ZC4-130G	—	2,281	318,531,899
	ZC4-S30G	—	11,179	1,972,012,120
	ZC4-30G	19,412	—	3,853,722,392
		19,412	13,460	6,144,266,411
C435 GUAR	ZC4-135G	—	705	96,202,200
	ZC4-S35G	—	2,783	475,140,100
	ZC4-35G	6,461	—	1,133,136,500
		6,461	3,488	1,704,478,800
C5IBR10 GUAR	ZC51BRG	—	5,724	158,086,400
	ZC5SBRG	—	2,560	72,502,500
		—	8,284	230,588,900

Exhibit 1 - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
C5IBR5 GUAR	ZC5IBRG	—	6,269	88,371,400
	ZC5SBRG	—	2,871	41,931,100
		—	9,140	130,302,500
C510 GUAR	ZC5G	6,804	—	1,399,928,300
	ZC5IRG	—	8,153	1,053,708,829
	ZC5SRG	—	8,566	1,296,583,498
		6,804	16,719	3,750,220,627
C515 GUAR	ZC5G	3,904	—	726,550,300
	ZC5IRG	—	4,948	596,566,569
	ZC5SRG	—	5,170	714,378,100
		3,904	10,118	2,037,494,969
C520 GUAR	ZC5G	13,241	—	2,860,157,476
	ZC5IRG	—	5,741	856,638,324
	ZC5SRG	—	10,401	1,895,415,175
		13,241	16,142	5,612,210,975
C525 GUAR	ZC5IR25G	—	1,454	209,733,900
	ZC5SR25G	—	4,704	829,456,100
	ZC525G	6,496	—	1,280,726,700
		6,496	6,158	2,319,916,700
C530 GUAR	ZC5G	9,770	—	2,184,913,400
	ZC5IRG	—	1,377	233,495,000
	ZC5SRG	—	5,519	1,153,456,300
		9,770	6,896	3,571,864,700
C535 GUAR	ZC5G	11,895	—	2,275,287,900
	ZC5IRG	—	872	157,420,200
	ZC5SRG	—	4,133	784,905,100
		11,895	5,005	3,217,613,200
DG25 MOD GUAR	ZD-25G	310	—	42,122,000

Exhibit 1 - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
DT65	ZML-T100	53		1,589,497
	ZML-T100NS	18		605,105
	ZML-T100P	17		836,042
	ZML-T100S	7	—	208,228
	ZML-1000	—	18	380,004
	ZML-1000NS	—	7	142,600
	ZML-1000P	—	9	282,843
	ZML-1000S	—	2	24,994
	ZML-1001	—	38	660,213
	ZML-1001NS	—	26	673,830
	ZML-1001S	—	3	104,110
		95	103	5,507,465
DT65 GUAR	ZML-T100G	130	—	3,906,354
	ZML-1000G	—	29	1,193,818
	ZML-1001G	—	56	1,480,246
		130	85	6,580,418
D05 BD	ZML-D5	14	—	75,000
	ZML-1001A	—	8	34,000
		14	8	109,000
D05 BD GUAR	ZML-D5G	6	—	—
	ZML-1001AG	—	5	—
		6	5	—
D10 BD	ZML-D10	21	—	150,000
	ZML-1000B	—	1	—
	ZML-1001B	—	17	—
		21	18	150,000
D10 BD GUAR	ZML-D10G	18	—	110,000
	ZML-1001BG	—	10	82,500
	ZML-1002BG	—	2	102,000
		18	12	294,500

Exhibit 1 - Identification of Reinsured Policies

PLAN	FORM	POLICIES		RIDERS	FACE AMOUNT
EAGLE GUAR 1BR	ZPL-104G	—		326	14,537,500
	ZPL-105G	—		303	11,148,900
	ZPL-154G	—		1,260	81,286,000
	ZPL-155G	—		418	18,120,600
	ZPL-204G	—		13,318	754,357,500
	ZPL-205G	—		8,323	350,361,500
		—		23,948	1,229,812,000
EAGLE 10 GUAR	ZPL-106G	—		639	52,114,250
	ZPL-107G	—		792	55,995,250
	ZPL-108G	—		44	1,505,000
	ZPLEAGLE10	305		—	21,091,717
	ZPLEAGLE10G	823		—	60,540,500
		1,128		1,475	191,246,717
EAGLE 15 GUAR	ZPL-156LG	—		213	21,856,400
	ZPL-157LG	—		739	78,569,500
	ZPL-158LG	—		15	1,650,000
	ZPLEAGLE15	123		—	11,451,000
	ZPLEAGLE15G	1,743	—	—	261,818,000
		1,866		967	375,344,900
EAGLE 20 GUAR	ZPL-206G	—		976	93,694,200
	ZPL-207G	—		12,335	1,283,767,299
	ZPL-208G	—		145	5,573,000
	ZPLEAGLE20	4,785		—	648,578,450
	ZPLEAGLE20G	14,209		—	1,994,782,600
		18,994		13,456	4,026,395,549
EG15 GUAR	ZE-151G	—		1,114	86,760,876
	ZE-15SG	—		953	72,285,826
		—		2,067	159,046,702
EG15B GUAR	ZE-15BG	2,427		—	324,951,000
	ZE-151BG	—		2,255	200,539,970
	ZE-15SBG	—		3,074	302,782,400
		2,427		5,329	828,273,370

Exhibit 1 - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
IBR	ZML-667	—	18	1,800,000
	ZML-677	—	15	800,000
		—	33	2,600,000
IBR GUAR	ZML-667G	—	3,265	196,284,100
	ZML-677G	—	2,139	79,407,200
		—	5,404	275,691,300
IBR10 GUAR	ZBI-10IG	—	2,345	257,939,500
	ZBI-10SG	—	1,289	112,425,600
		—	3,634	370,365,100
IBR10BGUAR	ZBI-10BI	—	14	2,785,500
	ZBI-10BS	—	13	1,510,000
	ZBI-10IBG	—	3,835	444,584,460
	ZBI-10SBG	—	2,174	215,559,100
		—	6,036	664,439,060
IBR5GUAR	ZBI-5IG	—	4,795	334,981,900
	ZBI-5SG	—	2,755	160,454,400
		—	7,550	495,436,300
IBR5BGUAR	ZBI-5BI	—	9	922,500
	ZBI-5BS	—	8	487,300
	ZBI-5IBG	—	6,417	454,389,600
	ZBl-5SBG	—	3,795	227,057,000
		—	10,229	682,856,400
MOD15	ZMT-85(15)	19	—	717,000
NL RIDER	ZML-867	—	12	797,000
	ZML-877	—	9	425,000
	ZML-911 W	—	2	138,000
		—	23	1,360,000
PAIDUP	CT1(86)REV	1,137	—	10,736,000

Exhibit 1 - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
PLUSIBR10 GUAR	ZCP-10IBG	—	4,855	499,319,700
	ZCP-10SBG	—	2,685	251,027,200
		—	7,540	750,346,900
PLUSIBR5 GUAR	ZCP-5IBG	—	6,955	431,095,250
	ZCP-5SBG	—	3,933	215,952,850
		—	10,888	647,048,100
PLUS10 GUAR	ZCP-II0G	—	4,809	482,851,100
	ZCP-S10G	—	5,855	635,316,800
	ZCP-10G	4,292	—	700,626,178
		4,292	10,664	1,818,794,078
PLUS15 GUAR	ZCP-I15G	—	2,683	269,514,700
	ZCP-S15G	—	3,654	420,232,100
	ZCP-15G	2,987	—	488,606,275
		2,987	6,337	1,178,353,075
PLUS20 GUAR	ZCP-I20G	—	2,078	253,628,593
	ZCP-S20G	—	5,683	808,025,600
	ZCP-20G	6,822	—	1,240,014,085
		6,822	7,761	2,301,668,278
PLUS25 GUAR	ZCP-I25G	—	927	128,032,395
	ZCP-S25G	—	6,019	932,885,668
	ZCP-25G	9,918	—	1,743,332,95
		9,918	6,946	2,804,251,013
SPECIAL CASES	NO FORMCART	1	—	58,000
	ZML-T95	2	—	65,000
		3	—	123,000
T10 JUMBO GUAR	ZML-967G	—	439	47,324,500
	ZML-977G	—	252	23,505,000
	ZML-987G	—	4	460,000
		—	695	71,289,500

Exhibit 1 - Identification of Reinsured Policies

PLAN	FORM	POLICIES	RIDERS	FACE AMOUNT
T10 JUMBO RIDER	ZML-967	—	411	50,977,000
	ZML-977	—	322	33,721,000
	ZML-987	—	6	295,000
		—	739	84,993,000
T15 BD	ZML-T15	20	—	2,402,000
	ZML-877B	—	12	925,000
	ZML-887B	—	3	75,000
		20	15	3,402,000
T15 BD GUAR	ZML-T15G	20	—	2,980,000
	ZML-867BG	—	1	50,000
	ZML-877BG	—	8	537,000
	ZML-887BG	—	2	80,000
		20	11	3,647,000
T20 BD	ZML-T20	5,487	—	827,329,725
	ZML-867C	—	83	6,676,000
	ZML-877C	—	3,597	333,483,646
	ZML-887C	—	88	3,420,000
		5,487	3,768	1,171,009,371
T20 BD GUAR	ZML-T20G	6,737	—	904,937,860
	ZML-867CG	—	79	6,080,500
	ZML-877CG	—	4,019	362,165,650
	ZML-887CG	—	101	4,457,000
		6,737	4,199	1,277,641,010
T2000 GUAR	ZPL-125	—	688	85,680,100
	ZPL-M25	5,248	—	713,772,800
	ZPL-S25	—	3,333	398,145,300
		5,248	4,021	1,197,598,200
		235,417	492,947	85,535,930,004

Exhibit II

Third Party Reinsurance

II-1

EXHIBIT II - THIRD PARTY REINSURANCE

REINSURER / AGREEMENT	TYPE*	POLICIES	RIDERS	REINSURANCE AMOUNT
CANADA LIFE ASSURANCE	CO	191	1,148	13,926,380
CANADA LIFE ASSURANCE	QS	44,910	61,645	1,421,777,969
EMPLOYERS RE CORP	CO	12,416	8,179	58,153,874
EMPLOYERS RE CORP	QS	45,101	62,792	2,868,430,916
LIFE REASSURANCE CORP	CO	15,032	9,591	206,405,521
LINCOLN NATIONAL LIFE	CO	15,039	9,593	220,103,102
MERCANTILE & GENERAL	QS	39,961	55,585	2,521,532,024
MUNICH AMERICAN RE	QS	34	29	11,680,642
MUNICH RE	CO	836	595	11,664,963
MUNICH RE CANADA	QS	45,101	62,792	1,437,424,031
OXFORD LIFE INS CO	CO	13,575	8,913	49,174,113
REASSURANCE OF HANOVER	CO	13,568	8,910	14,545,100
RGA LIFE OF CANADA	QS	37,186	51,432	1,205,690,267
SCOR GLOBAL LIFE	QS	45,101	62,793	2,869,209,192
SCOR GLOBAL LIFE	XL	5,407	9,551	1,795,731,417
SWISS RE	CO	13,385	8,747	59,447,480
COMPANY TOTALS				14,764,896,991

*	CO = COINSURANCE

XL = EXCESS LOSS YRT

QS = QUOTA SHARE YRT

Exhibit III

Form of Monthly Report

[See attached]

III-1

SCWRAI--1	CO0404	MONTHLY SETTLEMENT REPORT	REPORT DATE:	01/01/10
RUN DATE:	02/05/10	DEAL - DL01	REPORT PAGE:	1
RUN TIME:	11:31:14	PRIMERICA LIFE INSURANCE COMPANY

REPORTING MONTH	DIRECT PREMIUMS	ETPR PREMIUMS	DIRECT CLAIMS	ETPR CLAIMS
01-2010	126,132,469	30,558,042	2,301,669	—

SCWPE 2--1	CO0404	SECURITIZATION AND CO-INSURANCE	REPORT DATE:	01-31-10
RUN DATE:	02/18/10	DL01 - EXHIBIT OF LIFE INSURANCE	REPORT PAGE:	1
RUN TIME:	08:23:33	PRIMERICA LIFE INSURANCE COMPANY

	DIRECT			REINSURANCE
	POLICY CNT	COVERAGES	AMOUNT	POLICY CNT	COVERAGES	AMOUNT
1-IN FORCE AT PERIOD 01-01-10	1, 991,874	5,095,241	428,615.315,416	1,720,510	3,755,831	303,825,719,227
4-REVIVED DURING YEAR	6,441	20,523	1,126,054,646	5,512	16,378	706,359,127
5-INCREASED (NET)	—	—	313,952,140	—	—	268,728,366
6-FROZEN RELEASE	—	—	—	1,855	3,524	309,130,393
7-SUBTOTAL (2-6)	6,441	20,523	1,440,006,786	7,367	19,902	1,284,217,886
DEDUCTIONS DURING YEAR:
9-DEATH	149	599	30,590,185	116	445	17,970,323
10-MATURITY	—	—	—	—	—	—
12-EXPIRY	318	2,988	78,912,614	37	586	9,599,122
13-SURRENDER	—	—	—	—	—	—
14-LAPSE	27,193	68,637	5,763,811,252	24,840	49,818	4,016,592,114
15-CONVERSION	—	—	—	—	—	—
16-DECREASED (NET)	—	—	—	—	—	—
17-FROZEN	—	—	—	2,137	4,501	375,805,383
20-TOTAL (9-19)	27,660	72,224	5,873,314,050	27,130	55,350	4,419,966,942
21-IN FORCE AT PERIOD 01-31-10	1,970,655	5,043,538	424,181,960,151	1,700,747	3,720,383	300,689,970,172
NUMBER OF ERRORS FOUND	2
24-ERROR COUNTS/AMOUNTS	—	2	48,000	—	—	—

SCWPE 2--1	CO0404	SECURITIZATION AND CO-INSURANCE	REPORT DATE:	01-31-10
RUN DATE:	02/18/10	DL01 - ADDITIONAL INFORMATION ON ORDINARY INSURANCE	REPORT PAGE:	2
RUN TIME:	08:23:33	PRIMERICA LIFE INSURANCE COMPANY

	IN FORCE AT END OF PERIOD 01-31-10
	POLICY COUNT PHASE 1	FACS AMOUNT PHASE 1	COVERAGES NON-PHASE 1	FACE AMOUNT NON-PHASE 1
PLAN TYPE 5 OR A	1,693,683	198,432,574,293	2,014,519	128,176,712,307
PLAN TYPE 8 OR B	276, 962	36,394,276,834	1,058,364	61,178,118,168
—TOTALS—	1,970,645	234,826,851,127	3,072,883	189,354,830,475

SCWPE2--1	CO0404	SECURITIZATION AND CO-INSURANCE				REPORT DATE:	01-31-10
RUN DATE:	02/18/10	DL01 - POLICIES WITH DISABILITY PROVISION				REPORT PAGE:	3
RUN TIME:	08:23:33	PRIMERICA LIFE INSURANCE COMPANY
		DIRECT			REINSURANCE
		POLICY CNT	COVERAGES	AMOUNT	POLICY CNT	COVERAGES	AMOUNT
	WAIVER	638,092	1,423,326	133,106,637,753	—	—	—

SCWPE3--1	CO0404	SECURITIZATION AND CO-INSURANCE										REPORT DATE:	01-31-10
RUN DATE:	02/18/10	DEAL-DL01 CO-04 POLICY EXHIBIT ERRORS										REPORT PAGE:	1
RUN TIME:	08:23:33	PRIMERICA LIFE INSURANCE COMPANY

DEAL				ISSU	PLAN	PL	POL	COVG		ACTIVE
ID	CONTRACT	PH	TY	YBAR	CODB	TY	BASE	CNT	FACE AMOUNT	WP RSERVE	ERROR MESSAGE

DL01	0433472468	02	D0	2005	8DHW00	HI	0	l	24.000.00	0.00	TERM ON SPIN NOT ON VPIN	NOTON TERM VALN COV
DL01	0433472468	04	D0	2005	8DHW20	HI	0	1	24,000.00	0.00	TERM ON SPIN NOT ON VPIN	NOT ON TERMVALN COV

	2	#	LINES PRINTED				0		48,000.00	0.00
	1	#	CONTRACTS					2

SCWRA3—1 CO0404		RESERVE REPORT	REPORT DATE:	01/01/10
RUN DATE: 02/05/10		DBAL -- DL01	REPORT PAGE:	1
RUN TIME: 12:15:42	PRIMERICA LIFE INSURANCE COMPANY

REPORTING MONTH	DIRECT RESEVES	KTPR RESRVES	ECONOMIC RESERVES
01-2010	3,909,517,510	614,543,893	0

SCWRA2—1 CO0404		CLAIM RESERVE REPORT	REPORT DATE:	01/01/10
RUN DATE: 02/05/10		DEAL - DL01	REPORT PAGE:	1
RUN TIME: 11:46:41	PRIMERICA LIFE INSURANCE COMPANY

REPORTING MONTH	DIRECT PENDING	ETPR PENDING	ETPR RECOVERABLES

01-2010	27,814,536	15,684,264	395,733

SCWRA4--3	CO0404	DETAIL PENDING CLAIMS AND RECOVERABLES							REPORT DATE:	01/01/10
RUN DATE:	02/05/10	DEAL - DL01							REPORT PAGE:	1
RUN TIME:	11:59:35	PRIMERICA LIFE INSURANCE COMPANY
POLICY	PHASE	PLAN	CLAIM	DATE OF	DATE OF	CAUSE OF	FACE	DIRECT	ETPR	ETPR
NUMBER	NUM	CODE	NUMBER	DEATH	ISSUE	DEATH	AMOUNT	PENDING	PENDING	RECVRBLS
10033599	03	505920	2010008011	2010-01-07	1990-08-22		50,000	38,800	5,238	0
10074809	01	524000	2010013005	2010-01-11	1989-01-02		50,000	38,800	29,100	0
10159273	01	890800	2010014001	2010-01-07	1992-09-16		5,923	4,596	3,447	0
10201258	01	890100	2010015017	2010-01-12	2003-10-16		6,070	4,710	1,408	0
10243560	01	544400	2010019032	2010-01-17	1992-03-15		100,000	77,600	19,400	0
10243560	03	544900	2010019032	2010-01-17	1992-03-15		100,000	77,600	19,400	0
10245015	01	591800	2010011032	2010-01-06	1982-03-15	428	21,000	16,296	9,778	0
10256311	01	5W8120	2010011078	2010-01-07	1997-04-28		7,500	5,820	3,492	0
10262626	01	524000	2010021046	2010-01-18	1988-07-10		100,000	77,600	42,680	0
10264825	01	5X9200	2010020015	2010-01-20	1996-06-20		50,000	38,800	23,280	0
10288526	02	596320	2010014028	2010-01-11	1982-07-28	191	10,000	7,760	0	0
10306174	01	5W8100	2010019018	2010-01-15	1997-07-21		50,000	38,800	20,042	0
10315082	01	5J400C	2010013008	2010-01-11	1994-08-05		25,000	19,400	11,594	0
10324492	01	5CCE00	2010020066	2010-01-16	2008-06-28	038	150,000	89,604	29,868	0
10352943	02	596320	2010006026	2010-01-05	1982-09-14	518	20,000	15,520	0	0
10361628	01	591820	2010008025	2010-01-01	1982-10-12		10,000	7,760	4,656	0
10380542	01	890800	2010013021	2010-01-06	1997-11-25		8,983	6,971	4,182	0
10393681	02	5J4320	2010019072	2010-01-16	1994-11-18	710	10,000	7,760	0	0
10401553	01	890800	2010012045	2010-01-09	1998-01-08	174	5,741	4,455	1,782	0
10406941	01	8CK900	2010011040	2010-01-03	1998-01-15	414	20,000	15,520	9,310	0
10406941	02	5CD700	2010011040	2010-01-03	1998-01-15	414	15,000	11,640	6,982	0
10408069	01	502500	2010019052	2010-01-12	1991-10-09		70,000	54,320	23,280	0
10430006	01	5CP800	2010012047	2010-01-03	1998-01-09	162	100,000	77,600	31,040	0
10459375	01	5H0700	2010004053	2010-01-01	1995-04-25	201	30,000	23,280	9,247	0
10542735	01	5CA120	2010019002	2010-01-04	1998-06-20		25,000	19,400	7,760	0
10542764	03	596320	2010021045	2010-01-20	1983-07-15		10,000	7,760	0	0
10553913	01	890800	2010022023	2010-01-15	1998-08-17	189	3,853	2,990	1,196	0
10564255	01	591820	2010011007	2010-01-09	1983-09-07	436	53,000	41,128	16,451	0
10564255	02	511400	2010011007	2010-01-09	1983-09-07	436	47,000	36,472	14,589	0
10582355	01	8CK900	2010015013	2010-01-14	1998-08-16		15,000	11,640	4,656	0
10583217	01	8CW900	2010008017	2010-01-07	1998-07-16	162	1,000	776	0	0
10583217	03	5DBJ00	2010008017	2010-01-07	2008-07-16	162	249,000	148,743	0	0
10610939	01	890800	2010007029	2010-01-02	1998-10-12	331	3,884	3,014	1,206	0
10627216	01	5CC100	2010013038	2010-01-11	1998-10-15	038	150,000	116,400	46,560	0
10676543	01	890800	2010004011	2010-01-03	1998-10-25	162	3,994	0	0	1,280
10699541	01	5CBY00	2010007020	2010-01-02	2007-03-01	162	20,000	14,187	5,675	0
10721085	01	5AOQ00	2010019027	2010-01-14	1999-03-15	414	75,000	58,200	23,280	0
10727528	04	5J4300	2010006043	2010-01-01	1994-03-20	428	12,000	9,312	0	0
10728745	01	5GO020	2010011081	2010-01-10	1999-05-03		25,000	19,400	7,760	0
10747872	03	5CH920	2010004007	2010-01-02	1999-04-03		50,000	38,800	0	0
10760679	01	5CCB00	2010005030	2010-01-03	2008-05-05	206	150,000	89,604	35,842	0
10774060	01	5J4020	2010019049	2010-01-19	1994-06-01		15,000	11,640	1,242	0
10826844	01	5X9000	2010021005	2010-01-10	1996-08-13		25,000	19,400	7,760	0
10848452	01	5AOQ00	2010019005	2010-01-17	1999-09-17		100,000	77,600	31,040	0
10886692	01	575800	2010011031	2010-01-03	2009-12-07		30,000	16,879	7,596	0
10944614	03	5DBS00	2010019057	2010-01-16	2009-11-05		100,000	56,264	0	0
10946327	02	5APU000	2010013028	2010-01-03	1999-11-25		22,000	17,072	0	0
10951420	01	592020	2010011052	2010-01-04	1984-12-15	162	30,000	23,280	9,312	0
10951420	02	596120	2010011052	2010-01-04	1984-12-15	162	30,000	23,280	9,312	0

SCWRA4--3	CO0404	DETAIL PENDING CLAIMS AND RECOVERABLES							REPORT DATE:	01/01/10
RUN DATE:	02/05/10	DEAL - DL01							REPORT PAGE:	14
RUN TIME:	11:59:35	PRIMERICA LIFE INSURANCE COMPANY
POLICY	PHASE	PLAN	CLAIM	DATE OF	DATE OF	CAUSE OF	FACE	DIRECT	ETPR	ETPR
NUMBER	NUM	CODE	NUMBER	DEATH	ISSUE	DEATH	AMOUNT	PENDING	PENDING	RECVRBLS
88447761	01	5EQQ00	2010011063	2010-01-06	2008-05-15		200,000	119,472	107,525	0
88447761	02	8ET500	2010011063	2010-01-06	2008-05-15		20,000	11,947	10,752	0
88469291	01	5EOU00	2010019084	2010-01-15	2008-07-02		100,000	59,736	53,762	0
68470903	02	5EMQ20	2010011009	2010-01-08	2008-07-10	162	250,000	149,340	134,406	0
88473430	03	5EMF00	2010004074	2010-01-03	2008-06-15		40,000	23,894	21,505	0
88473430	04	8EUF00	2010004074	2010-01-03	2008-06-15		4,000	2,389	2,151	0
88478624	01	5EKZ00	2010007018	2010-01-07	2008-08-03		25,000	14,934	13,441	0
88520471	01	5EHG20	2010004082	2010-01-03	2008-10-03		50,000	29,868	26,881	0
88524500	03	5FSC00	2010019042	2010-01-19	2008-11-16		10,000	5,974	0	0
88536550	05	5PSC00	2010006018	2010-01-05	2009-01-15		25,000	14,066	0	0
88547685	02	5FSC00	2010021004	2010-01-20	2008-12-03		10,000	5,974	0	0
88564226	01	5EBP00	2010011051	2010-01-09	2009-02-03		110,000	61,890	55,701	0
88610435	01	5EOW00	2010004003	2010-01-02	2009-06-20	394	200,000	112,528	101,275	0
88612282	02	5EME00	2010011058	2010-01-11	2009-05-15	303	25,000	14,066	12,659	0
88613736	02	5EQC20	2010005053	2010-01-04	2009-06-28		150,000	84,396	75,956	0
88636116	01	5EQM20	2010008019	2010-01-07	2009-07-10	485	75,000	42,198	37,978	0
88645747	03	5ESC00	2010012008	2010-01-10	2009-08-15		20,000	11,253	0	0
88650924	01	5ELA00	2010011075	2010-01-11	2009-08-28		150,000	84,396	75,956	0
88660572	02	5EQE00	2010005042	2010-01-03	2009-11-17		150,000	84,396	75,956	0
88681261	01	5EL300	2010005007	2010-01-04	2009-10-06	E81	'50,000	0	0	36,041
88681261	02	5EIE00	2010005007	2010-01-04	2009-10-06	E81	100,000'	0	0	72,083
88706522	01	5EQV00	2010019014	2010-01-15	2009-12-15		270,000	151,913	136,722	0

	TOTAL FOR FACE AMOUNT					38,829,941
	TOTAL FOR DIRECT PENDING					27,814,533
	TOTAL FOR ETPR PENDING					15,684,261
	TOTAL FOR ETPR RECOVERABLES					395,732

SCWRA4--1	CO0404	BULK CLAIM RESERVE							REPORT DATE:		01/01/10
RUN DATE:	02/05/10	DEAL - DL01							REPORT PAGE:		1
RUN TIME:	11:59:35	PRIMERICA LIFE INSURANCE COMPANY
POLICY	PHASE	PLAN	CLAIM	DATE OF	DATE OF	CAUSE OF	FACE	DIRECT AMOUNTS		ETPR AMOUNTS
NUMBER	NUM	CODE	NUMBER	DEATH	ISSUE	DEATH	AMT	PENDING	INT PD	RECVRBLS	INT PD
10676543	01	890800	2010004011	2010-01-03	1998-10-25	162	3,994	3,195	6	0	0
11158035	01	551900	2010004077	2010-01-01	2000-05-25	332	5,000	4,000	2	0	0
11341011	01	5AOQ20	2010008028	2010-01-07	2000-04-26	585	31,000	24,800	0	0	0
12504146	01	521200	2010012032	2010-01-02	1988-02-03	153	50,000	40,000	0	0	0
12672450	01	5CBY0C	2010007033	2010-01-03	2007-12-09	496	40,000	32,000	0	0	0
12774976	01	5CCB00	2010011098	2010-01-07	2008-02-20	162	100,000	80,000	25	0	0
21731538	01	544300	2010005017	2010-01-04	1991-08-15	157	1,000	800	0	0	0
21731538	02	5DBJ00	2010005017	2010-01-04	2004-10-15	157	174,000	139,200	0	0	0
30060583	02	500500	2010011072	2010-01-09	1992-10-28	348	10,000	8,000	0	0	0
30060583	03	528400	2010011072	2010-01-09	1992-10-28	348	15,000	12,000	0	0	0
30458619	03	5J4300	2010005039	2010-01-04	1994-08-31	436	10,000	8,000	0	0	0
30483657	01	5H5420	2010004040	2010-01-01	1994-03-20	189	100,000	80,001	0	0	0
30483657	02	5J9420	2010004040	2010-01-01	1994-03-20	189	50,000	39,999	0	0	0
30483657	03	813820	2010004040	2010-01-01	1994-03-20	189	75,000	60,000	0	0	0
30934047	04	5Y0700	2010004093	2010-01-02	1996-09-25	895	25,000	20,000	30	0	0
30982807	01	5H0700	2010004001	2010-01-03	1995-12-01	414	10,000	8,000	0	0	0
30982807	02	8I1500	2010004001	2010-01-03	1995-12-01	414	15,000	12,000	0	0	0
31001327	01	5J4000	2010004025	2010-01-01	1995-11-12	410	30,000	24,000	7	0	0
32000162	01	5CA100	2010004010	2010-01-03	1999-10-13	294	15,000	12,000	0	0	0
32373244	01	5ALH0C	2010004099	2010-01-02	2001-02-21	203	100,000	80,000	158	0	0
32373244	02	8ATN00	2010004099	2010-01-02	2001-02-21	203	80,000	64,000	126	0	0
32716430	02	5BOC2C	2010013044	2010-01-08	2002-05-20	194	25,000	12,924	0	0	0
33211197	01	5DDM20	2009355030	2009-12-19	2004-07-01	441	30,000	24,000	0	0	0
33349970	01	5DCB20	2010004044	2010-01-03	2005-02-15	038	15,000	12,000	0	0	0
88681261	01	5BLG00	2010005007	2010-01-04	2009-10-06	881	50,000	40,000	46	0	0
88681261	02	5B1B00	2010005007	2010-01-04	2009-10-06	881	100,000	80,000	92	0	0

	TOTAL FOR FACE AMOUNT					1,159,994
	TOTAL FOR DIRECT BENEFIT PAID					872,919
	TOTAL FOR DIRECT INTEREST PAID					492
	TOTAL FOR ETPR BENEFIT PAID					0
	TOTAL FOR ETPR INTEREST PAID					0

	TOTAL FOR WAIVER BENEFITS				1,428,153	DETAIL NOT PROVIDED

SCWRA4--2	CO3434			NONBULK CLAIM RESERVE						REPORT DATE:	01/01/10
RUN DATE:	02/05/10			DEAL - DL01						REPORT PAGE:	1
RUN TIME:	11:59:35			NATIONAL BENEFIT LIFE INS. CO.

POLICY	PHASE	PLAN	CLAIM	DATE OF	DATE OF	CAUSE OF	FACE AMT	DIRECT AMOUNTS		ETPR AMOUNTS
NUMBER	NUM	CODE	NUMBER	DEATH	ISSUE	DEATH		BENE PD	INT PD	BKNE PD	INT PD

ALL TOTALS EQUAL ZERO, NO REPORT TO PRINT.

Exhibit IV

Form of Monthly Account Balance Report

[See attached]

IV-1

PSP031C FRAC_GP	ORIG		REPORT DATE:	03/30/2010
RUN DATE: 03/30/2010	CGAP GENERAL LEDGER SUMMARY – CURRECT MONTH		REPORT PAGE:	1
RUN TIME: 00:54:11	BUSINESS UNIT/NODE: FRAC_GP AS OF 03/2010

ACCOUNT NUMBER	BEGINNING BALANCE	MONTH-TO-DATE NET	ENDING BALANCE
310502 Lf Ren Pm-Non-Funded SW Asmd	0.00	39,577,171.15-	39,577,171.15-
LF REN PM-NON-FUNDED	0.00	39,577,171.15-	39,577,171.15-
LF REN-WAIVE OF PREM	0.00	0.00	0.00
310512 Lf Ren Rt Ck-Waiv Pm Asmd	0.00	11,942.76	11,942.76
LF RN RT CK-WAIV PRM	0.00	11,942.76	11,942.76
DIRECT PREMIUM REN	0.00	39,565,228.39-	39,565,228.39-
310002 Lf 1st Yr Prm SW Asmd	0.00	5,404,179.79-	5,404,179.79-
LF 1ST YR PREM	0.00	5,404,179.79-	5,404,179.79-
310007 1 Yr Waiv Pm Retnd It SW Asmd	0.00	35,782.58	35,782.58
1YR WAIV PM RETND LF	0.00	35,782.58	35,782.58
310022 Over and Short SW Asmc	0.00	1,012.50	1,012.50
OVER AND SHORT	0.00	1,012.50	1,012.50
DIRECT PREM 1ST YR	0.00	5,367,384.71-	5,367,384.71-
DIRECT PREMIUMS	0.00	44,932,613.10-	44,932,613.10-
CEDED PREM FROZEN	0.00	0.00	0.00
311504 Lf Ren Pm-Re-Cd Una SW Asmd	0.00	488,634.78	488,634.78
LF REN PM-RE-CD UNAF	0.00	488,634.78	488,634.78
LF REN PRM YRT CEDED	0.00	0.00	0.00
311517 Lf Ren Prm Yrt Cad SW Asmd	0.00	193,277.70	193,277.70
LP REN PRM-YRT CED	0.00	193,277.70	193,277.70
311523 Rn Ced Prm Quota Yrt SW Asmd	0.00	2,758,277.56	2,758,277.56
RN CED PRM QUOTA YRT	0.00	2,758,277.56	2,758,277.56
CEDED PREMIUM REN	0.00	3,440,190.04	3,440,190.04
FY CED PRM QUOTA YRT	0.00	0.00	0.00
LF 1YR PM-RE-CD-COIN	0.00	0.00	0.00
311007 Lf 1Yr Prm Yrt Ced SW Asmd	0.00	189.67-	189.67-
LF 1YR PRM YRT CEDED	0.00	189.67-	189.67-
CEDED PREMIUM 1ST YR	0.00	189.67-	189.67-
CEDED PREMIUMS	0.00	3,440,000.37	3,440,000.37
OTHER REV	0.00	0.00	0.00

PSP031C FRAC_GP	ORIG		REPORT DATE:	03/30/2010
RUN DATE: 03/30/2010	CGAP GENERAL LEDGER SUMMARY – CURRENT MONTH		REPORT PAGE:	2
RUN TIME: 00:54:11	BUSINESS UNIT/NODE: FRAC_GP AS OF 03/2010

ACCOUNT NUMBER	BEGINNING BALANCE	MONTH-TO-DATE NET	ENDING BALANCE
RECAPTURE FEES	0.00	0.00	0.00
RECAPTURE FEE	0.00	0.00	0.00
REVENUES	0.00	41,492,612.73-	41,492,612.73-
410002 Death Clm - Cons SW Asmd	0.00	18,982,408.01	18,982,408.01
DEATH CLAIM-COINS	0.00	18,982,408.01	18,982,408.01
DEATH CLM-SPECIAL	0.00	0.00	0.00
LF CLM - AD&D	0.00	0.00	0.00
LF REN AD&D CLAIM	0.00	0.00	0.00
CLAIMS-LIFE DIRECT	0.00	18,982,408.01	18,982,408.01
410018 Lf Clm Waiver of Prm SW Asmd	0.00	160,731.00	160,731.00
LF CLM WAIVER OF PRM	0.00	160,731.00	160,731.00
410503 Lf Clm Re - Ced Unaff SW Asmd	0.00	900,306.99-	900,306.99-
LF CLM RE-CED UNAFF	0.00	900,306.99-	900,306.99-
410508 Ced Clm Quota Yrt SW Asmd	0.00	3,058,103.61-	3,058,103.61-
CED CLM QUOTA YRT	0.00	3,058,103.61-	3,058,103.61-
CLAIMS LIFE CEDED	0.00	3,958,410.60-	3,958,410.60-
SURR VALS-ORDINARY	0.00	0.00	0.00
SURVIVAL SPOUSE RIDR	0.00	0.00	0.00
SURR VAL RE-CD UNAFF	0.00	0.00	0.00
INT ON POL HOLD FUND	0.00	0.00	0.00
INT SURR SPOUSE RIDR	0.00	0.00	0.00
CASHSURR&OTH BEN DIR	0.00	0.00	0.00
INT POL HOLD FUND CD	0.00	0.00	0.00
CSH SORR&OTH BEN CD	0.00	0.00	0.00
CHANGE IN RES-FROZEN	0.00	0.00	0.00
402014 Change in Res Dir Lf SW Asmd	0.00	4,018,494.80	4,018,494.80
CHANGE IN RES DIRECT	0.00	4,018,494.80	4,018,494.80
402008 Chng in Res Ceded SW Asmd	0.00	96,207.92	96,207.92
CHANGE IN RES COINS	0.00	96,207.92	96,207.92

PSP031C FRAC_GP	ORIG		REPORT DATE:	03/30/2010
RUN DATE: 03/30/2010	CGAP GENERAL LEDGER SUMMARY – CURRENT MONTH		REPORT PAGE:	3
RUN TIME: 00:54:11	BUSINESS UNIT/NODE: FRAC_GP AS OF 03/2010

ACCOUNT NUMBER	BEGINNING BALANCE	MONTH-TO-DATE NET	ENDING BALANCE
402012 Ced Lf Res Quota Yrt SW Asmd	0.00	510,697.28	510,697.28
CHANGE IN RES QSYRT	0.00	510,697.28	510,697.28
CHANGE IN RES CEDED	0.00	606,905.20	606,905.20
CHANGE IN RESRV-LIFE	0.00	4,625,400.00	4,625,400.00
INSCOMM 1STYR LF DIR	0.00	0.00	0.00
500043 Inc in Coat of Coll SW Asmd	0.00	365,601.99	365,601.99
INC IN COST OF COLL	0.00	365,601.99	365,601.99
500009 ICa Comm Expense-SW Asmd	0.00	407,923.81	407,923.81
DCA EXPENSE	0.00	407,923.81	407,923.81
500027 Lf 1 Yr Cm-Non-Fund-SW Asmd	0.00	4,010,331.89	4,010,331.89
LF 1YR COMM NONFUND	0.00	4,010,331.89	4,010,331.89
INS COMM-1YR LF DIR	0.00	4,783,857.69	4,783,857.69
INSCOMM REN LF DIR	0.00	0.00	0.00
500204 Lf Ren Cm-Non-Fund-SW Asmd	0.00	440,847.57-	440,847.57-
LF REN CM NONFUNDED	0.00	440,847.57-	440,847.57-
INS COMM-REN LIFE DR	0.00	440,847.57-	440,847.57-
LF 1YRCOMM-RE-CED-UN	0.00	0.00	0.00
INS COMM-1YR LIFE CD	0.00	0.00	0.00
FROZEN ALLOWANCE	0.00	0.00	0.00
500603 Lf Ren Com-Re-Ced Unaf SW Asmd	0.00	52,135.55-	52,135.55-
LF REN COM-RE-CED UN	0.00	52,135.55-	52,135.55-
500696 Comm Allow: EOT Bonus, B Fund	0.00	331,947.04	331,947.04
COMMISSION ALLOWANCE	0.00	331,947.04	331,947.04
INS COMM ALLOWANCES	0.00	279,811.49	279,811.49
417002 Amort - DAC SW Asmd	0.00	7,141,652.44	7,141,652.44
AMORT – DAC	0.00	7,141,652.44	7,141,652.44
AMORT OF DAC	0.00	7,141,652.44	7,141,652.44
522012 Cap of Dac - Lf SW Asmd	0.00	4,581,448.00-	4,581,448.00-
CAP OF DAC	0.00	4,581,448.00-	4,581,448.00-
670101 Expense Allowance	0.00	1,978,562.00	1,978,562.00
670111 Conversion Allowance	0.00	58,040.00	58,040.00

PSP031C FRAC_GP	ORIG		REPORT DATE:	03/30/2010
RUN DATE: 03/30/2010	CGAP GENERAL, LEDGER SUMMARY – CURRENT MONTH		REPORT PAGE:	4
RUN TIME: 00:54:11	BUSINESS UNIT/NODE: FRAC_GP AS OF 03/2010

ACCOUNT NUMBER	BEGINNING BALANCE	MONTH-TO-DATE NET	ENDING BALANCE
670121 Reinstatement U/W Exp Allow	0.00	5,926.26	5,926.26
EXPENSE ALLOWANCE	0.00	2,042,528.36	2,042,528.26
INT ON REIN PYMT-FRZ	0.00	0.00	0.00
PRM TAX RECOV FROZEN	0.00	0.00	0.00
700712 Premium Tax Allowance CitiRein	0.00	856,987.47	856,987.47
PREM TAX ALLOW CITI	0.00	856,987.47	856,987.47
700702 Prm Taxes Recvred - SCW Asmd	0.00	11,482.91-	11,482.91-
PREMIUM TAX ALLOW	0.00	11,482.91-	11,482.91-
700107 Accrued TaxLicenses-SCW Assmd	0.00	91,132.24	91,132.24
PREMIUM TAX	0.00	91,132.24	91,132.24
TAXESLIC&FEES	0.00	936,636.80	936,636.80
BENEFITS & EXPENSES	0.00	29,972,319.52	29,972,319.52
NET INCOME	0.00	11,520,293.21-	11,520,293.21-

PSP031C FRAC_GP	ORIG		REPORT DATE:	03/30/2010
RUN DATE: 03/30/2010	CGAP GENERAL LEDGER SUMMARY - CURRENT MONTH		REPORT PAGE:	1
RUN TIME: 00:54:11	BUSINESS UNIT/NODE: FRAC_GP AS OF 03/2010

ACCOUNT NUMBER	BEGINNING BALANCE	MONTH-TO-DATE NET	ENDING BALANCE
INVESTMENT IN PRIMERE	0.00	0.00	0.00
INTERCO N-IN PFS	0.00	0.00	0.00
INTERCOMPANY -LEGACY	0.00	0.00	0.00
140007 Prm Due-Term Lf - FY SW Asmd	0.00	365,601.99	365,601.99
PRM DUE-TERM LF - FY	0.00	365,601.99	365,601.99
140003 Prm Due-Term Lf - Res SW Asmc	0.00	3,776,778.44	3,776,778.44
PRM DUE_TERM LF-REN	0.00	3,776,778.44	3,776,778.44
GR DEF PREM	0.00	0.00	0.00
LOADING ON DUE&DEF	0.00	0.00	0.00
PREMIUM DUE & UNPAID	0.00	4,142,380.43	4,142,380.43
FROZEN RES QSYRT	0.00	0.00	0.00
FROZEN RES COIN	0.00	0.00	0.00
140607 Due Fm Rai-Lf - Coins SW Asmd	0.00	120,799.97	120,799.97
REINS RECOV - COINS	0.00	120,799.97	120,799.97
140603 Due Fm Rai-Lf - Qsyrt SW Asmd	0.00	504,961.84	504,961.84
REINS RECOV QSYRT	0.00	504,961.84	504,961.84
REINS RECOVERABLE	0.00	625,761.81	625,761.81
140807 A/R Rei-Lf Clm - Coins SW Asmd	0.00	745,306.96	745,306.96
CEDED PENDING COINS	0.00	745,306.96	745,306.96
140803 A/R Rei-Lf Clm - Qsyrt SW Asmd	0.00	2,283,543.51	2,283,543.51
CEDED PENDING QSYRT	0.00	2,283,543.51	2,283,543.51
CEDED PENDING	0.00	3,028,850.47	3,028,850.47
141207 A/R Rei-Res Coin SW Asmd	0.00	2,687,700.08	2,687,700.08
CEDED RESERVES COINS	0.00	2,687,700.08	2,687,700.08
141203 A/R Rei-Res Qsyrt SW Asmd	0.00	27,373.92	27,373.92
CEDED RESERVES QSYRT	0.00	27,373.92	27,373.92
CEDED RESERVES	0.00	2,715,074.00	2,715,074.00
DIRECT PENDING	0.00	0.00	0.00
DIRECT RESERVES	0.00	0.00	0.00
DUE FRM REINSURER	0.00	6,369,686.28	6,369,686.28

PSP031C FRAC_GP	ORIG		REPORT DATE:	03/30/2010
RUN DATE: 03/30/2010	CGAP GENERAL LEDGER SUMMARY - CURRENT MONTH		REPORT PAGE:	2
RUN TIME: 00:54:11	BUSINESS UNIT/NODE FRAC_GP AS OF 03/2010

ACCOUNT NUMBER	BEGINNING BALANCE	MONTH-TO-DATE NET	ENDING BALANCE
130303 Dpac-Lf SW Asmd	0.00	243,707,809.96	243,707,809.96
DPAC – LF	0.00	243,707,809.96	243,707,809.96
DEFERRED ACQ COST	0.00	243,707,809.96	243,707,809.96
ASSETS	0.00	254,219,876.67	254,219,876.67
200109 Fpb-Lf SW Asmd	0.00	304,967,795.60-	304,967,795.60-
FPB – LIFE	0.00	304,967,795.60-	304,967,795.60-
FUTURE POL BENS-LF	0.00	304,967,795.60-	304,967,795.60-
201202 Pol Clm Lf SW Asmd	0.00	15,171,288.00-	15,171,288.00-
DIRECT PENDING CLM	0.00	15,171,288.00-	15,171,288.00-
POL & CONTRCT CLAIMS	0.00	15,171,288.00-	15,171,288.00-
210007 Adv Prm-Lf - FY SW Asmd	0.00	62,768.02-	62,768.02-
ADV PREM-LF - FY	0.00	62,768.02-	62,768.02-
210004 Adv Prm-Lf - Ren SW Asmd	0.00	518,363.33-	518,363.33-
ADV PRM-LF REN	0.00	518,363.33-	518,363.33-
ADVANCE PREMIUM	0.00	581,131.35-	581,131.35-
OTHER POLHOLDR FUNDS	0.00	581,131.35-	581,131.35-
232107 TaxLicensesFees-Coins-SCW Assmd	0.00	91,132.24-	91,132.24-
TAXSLICSFEES-COINS	0.00	91,132.24-	91,132.24-
ACCRUED TAXESLICFEES	0.00	91,132.24-	91,132.24-
270107 Cost of Collection - SCW Assmd	0.00	365,601.99-	365,601.99-
COST OF COLL	0.00	365,601.99-	365,601.99-
COST OF COLLECTION	0.00	365,601.99-	365,601.99-
FROZEN NET CASH FLOW	0.00	0.00	0.00
DUE TO REINSURERS	0.00	0.00	0.00
DUETOFRPLICPRIMRE80%	0.00	0.00	0.00
230620 Due to/from PLICC/FRAC D Prm	0.00	45,200,560.02	45,200,560.02
230621 Due to/from PLICC/FRAC C Prm	0.00	3,440,000.37-	3,440,000.37-
230622 Due to/from PLICC/FRAC D Clm	0.00	3,971,851.01-	3,971,851.01-
230623 Due to/from PLICC/FRAC C Clm	0.00	303,798.32	303,798.32
230624 Due to/from PLICC/FRAC	0.00	11,536,889.24-	11,536,889.24-
DUETOFRPLICCFRAC80%	0.00	26,555,617.72	26,555,617.72
DUE TOFR NBL AHL 90%	0.00	0.00	0.00

PSP031C FRAC_GP	ORIG		REPORT DATE:	03/30/2010
RUN DATE: 03/30/2010	CGAP GENERAL LEDGER SUMMARY - CURRENT MONTH		REPORT PAGE:	3
RUN TIME: 00:54:11	BUSINESS UNIT/NODE: FRAC_GP AS OF 03/2010

ACCOUNT NUMBER	BEGINNING BALANCE	MONTH-TO-DATE NET	ENDING BALANCE
DUTOFRPLICPRIMERE10%	0.00	0.00	0.00
DUE TO AFFILIATES	0.00	26,555,617.72	26,555,617.72
LIABILITIES	0.00	294,621,331.46-	294,621,331.46-
291010 Gross Paid In & Contributed	0.00	51,921,748.00	51,921,748.00
PAID IS CAPITAL	0.00	51,921,748.00	51,921,748.00
RETEARN	0.00	0.00	0.00
NET INCOME	0.00	11,520,293.21-	11,520,293.21-
EQUITY	0.00	40,401,454.79	40,401,454.79
LIABILITIES & EQUITY	0.00	254,219,876.67-	254,219,876.67-
BALANCE SHEET TOTAL	0.00	0.00	0.00

Exhibit V

Form of Reinsurance Trust Agreement

[See attached]

V-1

Canadian Company – Life and P&C

INDEX

AGREEMENT MADE THE 15TH DAY OF MARCH, 2010 AMONG FINANCIAL REASSURANCE COMPANY 2010, LTD., PRIMERICA LIFE INSURANCE COMPANY OF CANADA, RBC DEXIA INVESTOR SERVICES TRUST AND THE SUPERINTENDENT OF FINANCIAL INSTITUTIONS CANADA.

TA16279

Revised May 17, 2001

- i -

Canadian Company – Life and P&C

AGREEMENT

THIS AGREEMENT made in quadruplicate on the 15th day of March, 2010.

AMONG:	Financial Reassurance Company 2010, Ltd., a corporation duly organized and existing under the laws of Bermuda (hereinafter called the “Reinsurer”)

AND:	Primerica Life Insurance Company of Canada, a corporation duly organized and existing under the laws of Canada (hereinafter called the “Company”)

AND:	RBC Dexia Investor Services Trust, a trust company incorporated under the laws of Canada and licensed to do business in the Province of Ontario (hereinafter called the “Trustee”)

AND:	The Superintendent of Financial Institutions Canada (hereinafter called the “Superintendent”)

WHEREAS	the Company is authorized under the Insurance Companies Act (hereinafter called the “Act”) to insure risks;

AND WHEREAS	the Company has caused itself to be reinsured by the Reinsurer against certain risks insured by it under one or more reinsurance agreements (hereinafter called the “Reinsurance Agreements”);

AND WHEREAS	the Reinsurer is not authorized under the Act to insure risks;

AND WHEREAS

where the Reinsurer is not authorized under the Act to insure risks and is incorporated elsewhere than in Canada, a reduction in the Company’s Minimum Continuing Capital and Surplus Requirements, in the Company’s Minimum Capital Test or in the assets to be maintained by the Company under the Act, as the case may be, may be made by the Company only to the extent that security is maintained in Canada, in respect of the potential liabilities of the Reinsurer under the Reinsurance Agreements, in an amount, of a nature and under arrangements determined by the Superintendent to be satisfactory.

NOW THEREFORE in consideration of the premises and the mutual covenants and agreements contained in the Agreement, the parties hereto agree with one another as follows:

Revised May 17, 2001

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Canadian Company – Life and P&C

APPOINTMENT OF TRUSTEE

1.

The Reinsurer appoints as trustee the Trustee to hold in trust for the Company, solely to secure the payment to the Company by the Reinsurer of the Reinsurer's share of any loss or liability or both sustained by the Company for which the Reinsurer is liable under the Reinsurance Agreements, such assets as the Reinsurer may vest in trust with the Trustee in accordance with the terms of this Agreement.

AUTHORIZED ASSETS

2.

Assets that may be vested in trust with the Trustee shall be cash or assets in which the Company may invest its funds or any portion thereof pursuant to the Company's investment and lending policies, standards and procedures established pursuant to the Act in force from time to time while this Agreement is in force.

ASSETS VESTED IN TRUST

3. (a)

The Reinsurer shall vest and maintain with the Trustee assets valued in accordance with subparagraph (b) at all times at least equal to 100% of an amount equal to the greater of (i) the Reinsurer’s quota share of the subject reserves with respect to the reinsured policies, and (ii) the amount of assets held in trust necessary at any particular point in time under the MCCSR Guideline in order for the Company to take full financial statement credit for the unlicensed reinsurance in the same manner as if licensed reinsurance was being provided that enables the Company to maintain its target capital ratio as required by the Superintendent as well as to be able to meet all Dynamic Capital Adequacy Testing adverse scenarios that may be required by the Superintendent with respect to the Reinsurer's quota share of the subject reserves. For greater certainty, the amount of trust Assets held in trust shall at no time be less than a minimum of an amount equal to 100% of the aggregate liability ceded (if greater than zero) plus 70% of the offsetting reserves ceded (MCCSR Guideline section 1.2.3.2) plus 150% of the Regulatory Required Capital for the Ceded Business as defined by the MCCSR Guideline.

(b)	The assets vested in trust shall be valued at market value.
(c)

Assets vested in trust under this Agreement in respect of the class of life insurance shall be held by the Trustee in an account identified in its records as separate and distinct from the assets vested in trust under this Agreement in respect of other classes.

(d)	Assets vested in trust under this Agreement shall be held by the Trustee in an account identified in its records as separate and distinct from other accounts of the Trustee.
(e)

Assets vested in trust under this Agreement shall be free of all liens, charges and encumbrances of any nature except for the charge customarily required to be given by the relevant participant in the Canadian Depository for Securities Limited under the rules governing participation in the Canadian Depository for Securities Limited on an asset deposited, and recorded in book-based form, with the Canadian Depository for Securities Limited.

VALUE OF ASSETS DETERMINED BY THE SUPERINTENDENT

4.

The Superintendent may determine from time to time the market value of the assets vested in trust or the liabilities for which the Reinsurer is liable under the Reinsurance Agreements. Any determination made by the Superintendent under this paragraph shall be binding on the Reinsurer and the Company.

This paragraph shall be effective only with respect to the obligations of the Reinsurer and the Company under this Agreement and shall not affect the contractual relationship between the parties under the Reinsurance Agreements.

VESTING, VARYING, EXCHANGING OR WITHDRAWING ASSETS

5. (a)

Subject to paragraph 3 and subparagraph (b), prior to vesting an asset in trust or withdrawing an asset vested in trust, the Reinsurer shall obtain the written approval of the Superintendent and, upon receipt of the written approval of the Superintendent, the Trustee shall follow the written direction of the Reinsurer.

Revised May 17, 2001

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Canadian Company – Life and P&C

(b)	Unless the Superintendent has otherwise directed by written notice to both the Reinsurer and the Trustee, the Reinsurer may, without the prior written approval of the Superintendent:
(i)	vest in trust an asset listed in Schedule “A”; and
(ii)

withdraw an asset listed in Schedule “A” vested in trust on condition that the asset withdrawn is replaced, either prior to or simultaneously, with an asset or assets listed in Schedule “A” the value of which on the date of the withdrawal, as determined under subparagraph 3(b), is and is certified by the Reinsurer to the Trustee to be, at least equal to the value, as determined under subparagraph 3(b), of the asset withdrawn.

SECURITIES LENDING

6.	The assets vested pursuant to this Agreement may not be used as part of a securities lending program.

ASSETS IN TRUSTEE’S NAME

7.

Subject to paragraph 11, the Trustee shall register in its name or, subject to the prior written approval of the Superintendent, in the name of its nominee, any asset vested in trust that can be issued in registered form. Notwithstanding the foregoing but subject to the prior written approval of the Superintendent, the Reinsurer may vest with the Trustee, and the Trustee shall not be required to register in its name, mortgages on real estate acquired by or on behalf of the Reinsurer under an agreement whereby the mortgages are to be administered by a third party.

POWERS AND AUTHORITY OF TRUSTEE

8. (a)

Subject to paragraph 5, the Trustee, on the written direction of any of the persons authorized by the Reinsurer for that purpose for the time being and from time to time, shall have, in respect of the assets vested in trust, the powers and authority authorized in that written direction.

(b)

Subject to the prior written approval of the Reinsurer, which approval must not be unreasonably withheld, the Trustee may employ, at the expense of the Reinsurer, agents, counsel (who may be counsel to the Reinsurer) and other professional advisors.

(c)	The Trustee may, from time to time,
(i)	deal with securities of the same class and nature as may constitute the assets held in trust in its own behalf or on behalf of accounts it manages;
(ii)	subject to Part XI of the Trust and Loan Companies Act, be affiliated with any party to whom or from whom such securities may be sold or purchased; and
(iii)

use in other capacities knowledge gained in its capacity hereunder without being liable to account therefor in law or in equity except where the use would be detrimental, prejudicial, or adverse to the best interests of the Company or the Reinsurer.

ACCOUNTABILITY OF TRUSTEE

9. (a)

Subject to subparagraph (b), the Trustee will exercise its powers and carry out its obligations under this Agreement as Trustee honestly, in good faith and in the best Interests of the Company and in connection therewith will exercise that degree of care, diligence and skill that a reasonable and prudent person would exercise in comparable circumstances.

(b)

Where the Superintendent determines that an asset vested in trust is withdrawn other than in accordance with paragraph 5, the Superintendent shall so notify the Trustee. Within thirty (30) days of the day on which the Trustee is notified by the Superintendent, the Trustee shall replace that asset with an asset or assets of the kind listed in Schedule “A” such that the value of the assets vested in trust on the replacement date, as determined under subparagraph 3(b), is equal to the lesser of:

(i)	the total value of the assets required under the Agreement to be vested in trust on the replacement date, as determined under subparagraph 3(b); and

Revised May 17, 2001

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Canadian Company – Life and P&C

(ii)

the total value of the assets, as determined under subparagraph 3(b), vested in trust on the day when the asset vested in trust was withdrawn other than in accordance with paragraph 5, determined before giving effect to the withdrawal.

In each instance where the Trustee replaces an asset in accordance with this paragraph, the Reinsurer shall immediately reimburse the Trustee for all losses, damages, expenses, and costs incurred by the Trustee in respect of the replacement.

DIRECTION OF REINSURER AND COMPANY

10. (a)

The Reinsurer shall identify to the Trustee, in writing, those Reinsurer representatives authorized to direct the Trustee in respect of a matter under this Agreement. The Trustee shall act only upon the written directions of those Reinsurer representatives and shall have no duty to verify the appropriateness of any directions which shall be binding on the Reinsurer.

(b)

The Company shall identify to the Trustee, in writing, those Company representatives authorized to direct the Trustee in respect of a matter under this Agreement. The Trustee shall act only upon the written directions of those Company representatives and shall have no duty to verify the appropriateness of any directions which shall be binding on the Company.

CANADIAN DEPOSITORY FOR SECURITIES LIMITED

11.

Subject to the written approval of the Superintendent, the Trustee may deposit any of the assets vested in trust with the Canadian Depository for Securities Limited and shall have the same responsibility for assets vested in trust whether in the possession of the Trustee or deposited with the Canadian Depository for Securities Limited.

PAYMENTS ON ACCOUNT OF AN INTEREST IN REAL ESTATE

12.

Unless the Reinsurer and the Trustee are otherwise directed in writing by the Superintendent, the Reinsurer may collect payments on account of any interest in real estate by way of lease, mortgage or otherwise vested in trust with the Trustee, provided that the Reinsurer shall:

(a)	forthwith pay to the Trustee any monies collected on account of the principal of any mortgage; and
(b)

on or before the tenth day of each month, notify in writing the Trustee, the Company and the Superintendent of the balance of principal on any mortgage on account of which the Reinsurer collected a payment and account for all monies collected hereunder, which information shall be contained in a statutory declaration of an officer of the Reinsurer.

EXERCISE OF RIGHTS ATTACHED TO AN ASSET

13.	Unless the Trustee is otherwise directed in writing by the Superintendent:
(a)	the Trustee shall hand over to the Reinsurer all income upon the vested assets collected by the Trustee as the same is collected; and
(b)

the Reinsurer shall be entitled at all times to exercise, through such officer or other person designated by it, the right of attending, acting and voting at meetings of corporations or security holders or otherwise in respect of vested assets and the Trustee shall, at the request of the Reinsurer, execute and deliver such instruments of proxy or attorney as may be reasonably required to enable the Reinsurer through such officer or person to exercise such rights.

Revised May 17, 2001

4

Canadian Company – Life and P&C

STATEMENT OF ASSETS

14.

Unless the Superintendent otherwise directs the Trustee in writing, the Trustee shall on or before the fifteenth day of each month, or, if the fifteenth day is not a business day of the Trustee, on or before the first business day of the Trustee following the fifteenth day, and at such other times as requested by notice in writing to the Trustee from the Superintendent, file:

(a)

with the Superintendent, and if the Reinsurer so elects, with the Reinsurer, a declaration in the form of Schedule “B”, or in such other form as may be prescribed by the Superintendent from time to time, together with a diskette, containing that information as may be prescribed by the Superintendent from time to time of all assets held by the Trustee under this Agreement as at the close of business on the Trustee's last business day in the immediately preceding month; and

(b)

where the Reinsurer does not elect under subparagraph (a), with the Reinsurer a statement containing that information as may be prescribed by the Reinsurer from time to time of all assets held by the Trustee under this Agreement.

The Trustee shall submit separate declarations in respect of the class of life insurance and in respect of classes of insurance other than life insurance.

ACCESS

15.

The Trustee shall at all times, upon reasonable notice, permit the Superintendent, the Reinsurer and the Company access, for purposes of examination, to all assets held in trust under this Agreement and to the records of the Trustee in relation thereto.

DIRECTION TO VEST ASSETS IN THE COMPANY

16. (a)

The Trustee shall, on notice in writing from the Company accompanied by the written approval of the Superintendent, without inquiry as to the correctness of any request made by the Company, assign and deliver to the Company those assets held by it in trust that the Company specifies in its request after deduction by the Trustee of an amount equal to the aggregate of any unpaid compensation to the date of transfer and any losses, damages, expenses and costs owing to the Trustee pursuant to paragraph 18 and subparagraph 9(b) respectively.

(b)	The Company shall apply the assets assigned and delivered to it pursuant to subparagraph (a) without diminution on account of the insolvency of the Company for the following purposes only:
(i)

to pay or reimburse itself for the Reinsurer’s share of any loss or liability or both, including any loss or liability on account of claims incurred but not reported, sustained by the Company for which the Reinsurer is liable under the Reinsurance Agreements; and

(ii)	to make payment to the Reinsurer of any balance of the assets in excess of the actual amount required by clause (i) above if requested by the Reinsurer.

DIRECTION TO VEST ASSETS IN THE SUPERINTENDENT

17. (a)	If
(i)	the Company is no longer authorized under the Act to insure risks,
(ii)	a judgment against the Company in respect of which no further right of appeal exists remains unsatisfied for thirty (30) days, or
(iii)

a liquidator or receiver of the Company or of any part of the insurance business of the Company is appointed under the provisions of any statute or pursuant to any agreement between the Company and a third party the Superintendent may direct the Trustee and the Trustee shall, without inquiry into the correctness of any statement of the Superintendent, assign and transfer to the Superintendent or the Superintendent's appointee all assets held in trust under the terms of this Agreement after deduction by the Trustee of an amount equal to the aggregate of any unpaid compensation to the date of transfer and any losses, damages, expenses and costs owing to the Trustee pursuant to paragraph 18 and subparagraph 9(b) respectively.

Revised May 17, 2001

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Canadian Company – Life and P&C

(b)

The Superintendent or his appointee shall apply the assets assigned and delivered pursuant to subparagraph (a) without diminution on account of the insolvency of the Company for the following purposes only:

(i)

to pay or reimburse the Company for the Reinsurer’s share of any loss or liability or both, including any loss or liability on account of claims incurred but not reported, sustained by the Company for which the Reinsurer is liable under the Reinsurance Agreements; and

(ii)	to make payment to the Reinsurer of any balance of the assets in excess of the actual amount required by clause (i) above if requested by the Reinsurer.

COMPENSATION OF TRUSTEE

18.

The Trustee is entitled to reasonable compensation for its services and expenses under this Agreement as may be agreed upon by the Reinsurer and the Trustee, and if no such agreement is reached, either the Reinsurer or the Trustee may on ten (10) days notice in writing apply to a court of competent jurisdiction to fix the compensation that the Reinsurer shall pay the Trustee.

INTEREST ON MONIES HELD IN TRUST

19.	The Trustee shall pay the Reinsurer such interest on monies held in trust as is paid by the Trustee on the same or similar accounts.

AMENDMENTS

20. (a)	This Agreement may be amended only by a written agreement executed by the Company, the Reinsurer, the Trustee and the Superintendent.
(b)	The Company, the Reinsurer and the Trustee shall make those amendments to this Agreement that the Superintendent reasonably requires.

TERMINATION

21.

The Trustee and, subject to the prior written approval of the Superintendent, the Company or the Reinsurer may terminate this Agreement on at least thirty (30) days notice in writing to the Superintendent and the other parties specifying in the notice the date of termination. Upon the date of termination specified in the notice, the Trustee shall be discharged from any further responsibilities to carry out the terms provided in this Agreement save for its obligations under paragraph 22.

APPOINTMENT OF NEW TRUSTEE

22.	As soon as practicable
(i)	on the Trustee ceasing to carry on business, or refusing to act as a trustee,
(ii)

on the Trustee becoming insolvent, being deemed insolvent or admitting that it is insolvent within the meaning of any statute, or becoming (whether voluntarily or involuntarily) subject to any proceedings for its winding-up, liquidation or dissolution,

(iii)	on the Superintendent taking control of the assets of, or taking control of, the Trustee under the Trust and Loan Companies Act,
(iv)

on the Trustee defaulting in its duties or obligations or any of them hereunder and not commencing to rectify the default within thirty (30) days after written notice from another party specifying the default and requiring the Trustee to remedy the same, or

Revised May 17, 2001

6

Canadian Company – Life and P&C

(v)	after giving or receiving a notice under paragraph 21,

the Reinsurer shall appoint another trust company approved by the Superintendent and authorized to act as a trustee and the Trustee shall execute all documents that the Reinsurer shall deem necessary to vest in that trust company the assets vested in trust in the Trustee and transfer in writing to that trust company all its rights and obligations under this Agreement after deduction by the Trustee of an amount equal to the aggregate of any unpaid compensation to the date of the transfer and any losses, damages, expenses and costs owing to the Trustee pursuant to paragraph 18 and subparagraph 9(b) respectively.

WAIVER

23.

No waiver by any party of any breach of any of the covenants, provisos, conditions, restrictions or stipulations contained in this Agreement shall take effect or be binding upon that party unless the same is expressed in writing under the authority of that party and is approved in writing by the Superintendent and any waiver so given and approved shall extend only to the particular breach so waived and shall not limit or affect any rights with respect to any other future breach.

FURTHER ASSURANCES

24.

Each of the parties to this Agreement shall execute and deliver all such instruments and assurances and do all other acts and things as are necessary to give full effect to and carry out their respective obligations under this Agreement.

NOTICES

25. (a)	Notices under this Agreement shall be served either
(i)

personally by delivering them to the party on whom they are to be served at that party's address hereinafter given, provided such delivery shall be during the addressee’s normal business hours. Personally served notices shall be deemed received by the addressees when actually delivered as aforesaid.

(ii)

by telex or facsimile (or by any other like method by which a written and recorded message may be sent) directed to the party on whom they are to be served at that party's address hereinafter given. Notices so served shall be deemed received by the addressee: i) when actually received by the addressee if received within the normal working hours of the addressee's business day; or ii) at the commencement of the next ensuing business day of the addressee following transmission thereof, whichever is the earlier, or

(iii)

by prepaid first class mail addressed to the party on whom they are to be served at that party's address hereinafter given. Notices so served shall be deemed received on the fifth (5th) day following the day on which they are so mailed, provided however that if delivery by prepaid first class mail of any notice required or permitted under this Agreement is or is likely to be delayed due to interruption or suspension of the postal service because of a mail strike, slowdown or other labour dispute which might affect the delivery of the notice, then the notice shall be effective only if delivered personally or by telex or facsimile (or by any other like method by which a written and recorded message may be sent).

(b)	Unless changed by written notice to the other parties, the addresses for service of notice hereunder of each of the respective parties shall be as follows:

Reinsurer	Financial Reassurance Company 2010, Ltd.
44 Church Street
PO. Box 2274
Hamilton HMJX, Bermuda
	Attention:	David Pickering, Director
	Facsimile:	#441-295-6448

Company	Primerica Life Insurance Company of Canada 2000 Argentina Road, Plaza V, Suite 300 Mississauga, Ontario L5N 2R7
	Attention:	Heather Koski, VP Finance & CFO
	Facsimile:	(905)813-5316

Revised May 17, 2001

7

Canadian Company – Life and P&C

Trustee	RBC Dexia Investor Services Trust 155 Wellington Street West, 5th Floor P.O. Box 7500, Station “A” Toronto, Ontario M5W 1P9
	Attention:	Head of Client Service
	Facsimile:	(416) 955-2600

Superintendent of Financial Institutions Canada 121 King Street West, 22nd Floor Toronto, Ontario M5H 3T9 Attention: Assistant Superintendent, Supervision Facsimile: (416) 973-1171

EXECUTION IN COUNTERPART

26.

This Agreement may be executed and delivered in counterpart, each of which, when so executed and delivered, shall be deemed to be an original. All counterparts together shall constitute one and the same agreement.

PARTIAL INVALIDITY

27.

If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

EFFECTIVE DATE

28.	This Agreement shall take effect as of the date and year first above written.

PROPER LAW

29.	This Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

CONFLICTS OR INCONSISTENCIES

30.

In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Reinsurance Agreements, the former shall in each and every instance prevail, except that, to the extent that the investment guidelines referenced in any Reinsurance Agreement are more restrictive than the list of assets in Schedule “A”, it shall be the responsibility of the Company and the Reinsurer to ensure compliance with such restrictions.

MISCELLANEOUS

31.

Paragraph headings and other headings or captions or the index or the title hereto shall not be used in construing or interpreting any provision of this Agreement or the relationship of the parties to this Agreement.

Revised May 17, 2001

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Canadian Company – Life and P&C

IN WITNESS WHEREOF the Reinsurer, the Company, the Trustee and the Superintendent has executed this Agreement.

Financial Reassurance Company 2010, Ltd.			Primerica Life Insurance Company of Canada

	/s/ Reza Shah	(Seal)		/s/ John A. Adams
Name	Reza Shah		Name	John A. Adams
Title	Head of City Reinsurance		Title	EVP & CEO

/s/ Heather Koski
Name			Name	Heather Koski
Title			Title	VP Finance and CFO

RBC Dexia Investor Services Trust			Superintendent of financial Institutions

	/s/ Lydia Moffitt			/s/ D. Bruce Thompson
Name	Lydia Moffitt		Name	D. Bruce Thompson
Title	Senior Manager, Client Service		Title	Director
			Date:	March 24, 2010
/s/ David Fraser
Name	David Fraser
Title	Client Service Manger

SCHEDULE “A” to the Agreement made the 15th day of March, 2010 among Financial Reassurance Company 2010, Ltd., Primerica Life Insurance Company of Canada, RBC Dexia Investor Services Trust and the Superintendent of Financial Institutions Canada.

Revised May 17, 2001

9

Canadian Company – Life and P&C

VESTING OF ASSETS

PAYABLE IN CANADIAN CURRENCY

I.	Cash
II.	Bonds, Debentures and Other Evidences of Indebtedness:
(a)	Government:
(i)	Canada and Guaranteed
(ii)	Canadian Provincial and Guaranteed
(iii)	Canadian Municipal, Public Authority, School and Parochial.
(b)	Corporate: Canadian
III.	Shares:
(a)	Common: Canadian
(b)	Preferred: Canadian
IV.	Guaranteed Investment Certificates

SCHEDULE “B” to the Agreement made the 15th day of March, 2010 among Financial Reassurance Company 2010, Ltd., Primerica Life Insurance Company of Canada, RBC Dexia Investor Services Trust and the Superintendent of Financial Institutions Canada.

DECLARATION

WHEREAS RBC Dexia Investor Services Trust, a trust company incorporated under the laws of Canada and having its chief office or place of business for Canada in the City of Toronto, in the Province of Ontario, has been appointed pursuant to the Agreement made the 15th day of March, 2010 among Financial Reassurance Company 2010, Ltd., Primerica Life Insurance Company of Canada, and the Superintendent of Financial Institutions Canada (the “Agreement”) as Trustee for the purposes of the Agreement.

NOW THEREFORE IT IS WITNESSED that the said Trust Company, as such Trustee, hereby acknowledges and declares that it now holds, in accordance with and subject to the terms and provisions of the Agreement, assets the total accepted values of which, as at             ,20       based on the values as last determined by the requirements of the Agreement, are summarized below and details in respect of which are set forth in the diskette accompanying this Declaration and that the said Trustee declares that it will continue to hold said assets under and subject to all the terms and provisions of the said Agreement.

DATED at the City of                   this                   day of                  , 20                   .

TRUST COMPANY

Insurance Company	Full Company Name	Accepted	Value
Institution Code		Book	Market

Revised May 17, 2001

10

Exhibit VI-A

Milliman Information

1)	Inventories of term life insurance policies in force as of June 30, 2009, including computer files and other listings of these records.
2)	Current set of assumptions actually used for pricing the Custom Advantage Policy as provided by the Ceding Company.
3)	Mortality and lapse studies prepared by the Ceding Company for the business in force.
4)	Product characteristics and data including premium rates, policy fees, banding, commission rates, product benefit features, etc.
5)	Ceding Company methodology and basis regarding statutory reserves and tax reserves.
6)	Information on the terms of existing reinsurance agreements with third parties.
7)	Information with respect to the current unit expenses of the Ceding Company.

Exhibit VI-B

Milliman Information

1)	Actual recent financial data for the Covered Liabilities.

VI-1

Exhibit VII

Milliman Report

[See attached]

VII-1

ACTUARIAL ANALYSIS OF

PRIMERICA LIFE INSURANCE COMPANY OF CANADA

AS OF JUNE 30, 2009

PREPARED FOR:

Citigroup, Inc.

PREPARED BY:

Thomas K. Kim, F.S.A., F.C.I.A.
Bruce W. Winterhof, F.S.A., M.A.A.A.
Yiping Yang, F.S.A., M.A.A.A.
Laird D. Zacheis, F.S.A., M.A.A.A.

October 21, 2009
Revised November 25, 2009

Milliman

71 S. Wacker Drive, 31st Floor
Chicago. IL 60608
Tel + 1 312 724.0677
Fax + 1 312 099.6700
www.milliman.com

October 21, 2009

Revised November 25, 2009

Mr. James von Moltke	Mr. D. Richard Williams
M&A Group Manager Citigroup Inc.	Co-Chief Executive Officer & Chief Operating Officer
909 Third Avenue	Primerica Life Financial Services
New York, New York 10022	3120 Breckinridge Boulevard
Duluth, Georgia 30099

Dear Sirs:

This report provides actuarial values and projections as of June 30, 2009 for the individual life and annuity business of Primerica Life Insurance Company of Canada. This report reflects updates to our October 21, 2009 report for anticipated changes to the Canadian reserve assumptions at yearend 2009.

Section I outlines the scope and qualifications associated with the analysis. Actuarial values and yearly statutory profits are summarized in Section II. Section III and the Appendices summarize the methodology, models and actuarial assumptions underlying the developed values.

This report may be considered a statement of actuarial opinion under guidelines promulgated by the American Academy of Actuaries. The undersigned professional is a member of the American Academy of Actuaries and meet the Qualification Standards of the American Academy of Actuaries to render the opinion contained herein.

The professionals responsible for developing the actuarial values in this report are available to answer any questions regarding the assumptions and procedures underlying the values. Please contact us if any questions are raised.

Sincerely,

/s/ Laird D. Zacheis
Laird D. Zacheis, F.S.A., M.A.A.A.
Consulting Actuary

LDZ:jk

Offices in Principal Cities Worldwide

Milliman

SECTION I

Introduction and Qualifications

Milliman, Inc. (“Milliman”) was retained by Citigroup, Inc. (“Citi”) to perform certain actuarial analyses with respect to the life insurance business in Primerica Life Insurance Company of Canada (“PLICC” or “Primerica Canada”). PLICC is wholly owned by Primerica Life Insurance Company (“PLIC”), which is wholly owned through various holding companies by Citi.

Specifically, our assignment has been to develop projected statutory earnings arising from the existing and new individual life business of PLICC and to calculate present values of these future earnings using discount rates of 11%, 13% and 15%, which may be used for the determination of the ceding commission for a reinsurance transaction between PLICC and Financial Reassurance Company (FRAC), an offshore Citi affiliated reinsurer. For purposes of this report, where amounts are shown in U.S. dollars, an exchange rate of $1 Canadian to $0.90 U.S. is assumed.

The PLICC business consists primarily of level term traditional life business. PLICC also sells a significant amount of segregated funds (seg funds) savings business. PLICC markets through a network of independent agents who are primarily part-time, and who are exclusive to the Companies. The term business sold through this network is referred to generally as “term” or “PFS Term” in this report.

Milliman is frequently engaged to prepare such analyses of life Insurance companies. The approach followed in this situation is consistent with methodology we have generally employed in previous engagements.

We have prepared this report with the understanding that it will be used by Citi and its advisors to analyze the statutory earnings and potential value of PLICC. The report is intended to provide certain actuarial information and analyses as of June 30, 2009 that would assist a qualified actuary, technically competent in the area of actuarial appraisals, to develop an estimate of (1) the adjusted statutory book value of the companies as of June 30, 2009; (2) the projected amounts and present values of future statutory profits from insurance in force as of June 30, 2009; and (3) the projected amounts and present values of future statutory profits from insurance written after June 30, 2009.

In order to fully comprehend this report, any user of this report should be advised by an actuary with a substantial level of expertise in areas relevant to this analysis to appreciate the significance of the underlying assumptions and the impact of those assumptions on the illustrated results. This report must be read in its entirety to be understood.

This report may not be distributed, disclosed, copied or otherwise furnished to any party without our prior consent. Any distribution of this report must be in its entirety.

Nothing included in this report is to be used in any filings with any public body, such as but not limited to the Securities and Exchange Commission, without prior written consent from Milliman. We understand this report may be shared with OSFI.

We have projected future statutory profits computed according to regulatory reporting criteria. The validity of these projections depends on how well future experience conforms to our assumptions. Our assumptions for future mortality, persistency, expenses, investment return and other actuarial factors are based on our evaluation of recent experience of PLIC and PLICC, industry experience and anticipated future trends. The approach employed to develop the projection assumptions is described below.

1.	Mortality and persistency assumptions are based on the experience of PLIC and PLICC and on general industry experience.
2.	Expenses were based on the target unit expense allowables of PLICC.
3.

Future investment income reflects a new money investment yield of 4.95% based on assumptions for asset yield, quality, and maturity provided by PLICC. The projections are based on the June 30, 2009 interest rate environment.

4.	New business production assumptions were provided by PLICC and are summarized in Section II.

Actual experience may differ from that assumed in the projections. To the extent actual experience is different from the assumptions underlying this Report, so will actual results differ from the projected results shown here. Sensitivity of results to changes in assumptions is provided as part of Section II, Summary of Results.

Milliman

Data Reliance

We have relied on information supplied by PLIC and PLICC as well as on published financial information. We performed no audits or independent verification of the information furnished to us. To the extent that there are any material errors in the information provided, the results of our analysis will be affected as well. The principal materials relied upon include:

1)	Information contained in the public and internal statutory and GAAP financial statements of PLICC.
2)	Inventory of insurance policies as of June 30, 2009, December 31, 2008 and December 31, 2007.
3)

Information on business inforce, including schedules or electronic files of premiums, policy benefits, commission rates, cost of insurance charges, description of guaranteed benefits, and other policy benefits.

4)	Information relating to PLICC’s statutory reserve practices.
5)	Current and historical pricing assumptions.
6)	Information and analysis prepared by PLICC on recent mortality and persistency experience.
7)	Information on invested assets as of June 30, 2009.
8)	Information on new investment strategy.
9)	Information on statutory/tax asset and reserve assumptions and differences and other information with respect to Federal income taxes.
10)	Information on the terms of reinsurance agreements.
11)	Information on future premium production volumes, products, and mix of riders and other guaranteed benefits.
12)	Information on future expenses.

Milliman

SECTION II

Summary of Results

Summary of Actuarial Appraisal Values

Table I summarizes the present value of future statutory profits from business inforce on June 30, 2009, and the development of the reinsurance ceding commission for 80% of the PFS Term inforce business. The business values are based upon thirty years of projected profits. Amounts reflect cost of capital based on 240% of OSFI MCCSR.

Table I

80% of PLICC PFS Term Inforce Business

Actuarial Appraisal Value as of June 30, 2009

(In millions of Canadian Dollars)

	11%	13%	15%
Pre-Tax Value	$259.8	$223.6	$195.2
Taxes	(90.9)	(78.2)	(68.3)
Cost of Capital at 240% MCCSR	(84.7)	(97.5)	(108.0)
Total After-tax	$84.2	$47.8	$18.9
Tax Benefit on Reinsurance	45.3	25.7	10.2
Total Value	$129.6	$73.5	$29.1

Summaries of assumptions for each line of business are provided in Section III and in the Appendices. Projection detail for 100% of the business is provided in Appendix C; to reproduce the above table, the value shown in Appendix C should be multiplied by .8/.9 to adjust to 80% of the block and to Canadian dollars.

Under the proposed reinsurance transaction, PLICC would transfer assets equal to initial reserve less ceding commission. Under the illustrated values at 13%, and since initial reserves are negative, this calculation equals C$(86.0) - C$(73.5), i.e. it results in a net transfer of assets from FRAC to PLICC of C$159.5 million.

Discount Rates

The actuarial appraisal values were developed using discount rates of 11%, 13%, and 15%. Table I illustrates the importance of the discount rate in the determination of the value of profits from the business.

General Expense

The unit expense assumptions were developed based on a combination of Primerica’s Internal pricing allowables for acquisition costs and maintenance costs, and reflect the anticipated reinsurance treaty allowances.

Surplus Levels, Cost of Required Capital, and Risk Based Capital

The approach used to project yearly profits underlying the present values reflects an assumption that all future earnings from inforce and new business are paid out as reported. Included in this calculation is provision for the minimum level of net worth required to continue favorable regulatory and rating agency treatment.

The cost of retaining capital to support the ongoing insurance operations will depend on a) the level of capital believed necessary for the risks inherent in the insurance operations of PLICC and to achieve desired ratings from various rating agencies; and b) the differential between the rate of return realized on retained capital and a buyer’s desired rate of return for an acquisition. The cost of capital based on maintaining 240% MCCSR is provided for in Table I. The detailed factors used to develop projected MCCSR are summarized in Appendix A.

Milliman

Income Taxes

The actuarial appraisal values summarized in Table I have been adjusted for the effect of income taxes based on a 35% effective tax rate.

Investments

The projections reflect a new investment earnings rate on assets backing reserves of 4.95% in all years, based on current new money rates under PLICC’s target investment strategy. The 4.95% NIER is also in line with the book yield on PLICC’s portfolio, as shown in Appendix A. The investment yield on assets backing surplus is assumed to be 5.70% based on Primerica’s targets.

Adjusted Book Value

The Adjusted Book Value to PLICC as of June 30, 2009 was C$536.6 million, based on PLICC’s Canadian basis reported equity of C$533.2 million plus an after-tax mark-to-market on assets of C$3.3 million.

Milliman

SECTION III

Product Descriptions,

Methodology and Actuarial Assumptions

The table below summarizes the PFS Term insurance inforce as of June 30, 2009, along with a static validation of the model.

PLICC PFS Term Business

Static Validation

As of June 30, 2009

(US$ in millions)

	Primerica
	Actual	Model
Policy Count	208,708	208,531
Direct Face Amount	$83,518	$83,514
YRT Face Amount	14,331	14,331
Coinsurance Face Amount	727	727
Annualized Premium	215	215
Net Reserve	$(1)	$(97)

The model was projected for June 30, 2009 inforce based on seriatim data provided by PLICC. A detailed description of the model is provided in Appendix B as well as the detailed actuarial assumptions. Note that the model reserves for PLICC have been updated to reflect valuation assumptions expected to be made for yearend 2009 reserve purposes, as specified by PLICC, while the actual June 30, 2009 reserves do not yet reflect this change.

The projections extend for a 30 year period beginning June 30, 2009. The projections include premiums, death claims, expense allowances and statutory reserves on a direct and net of third party reinsurance basis. The projected cash flows are developed on an annual basis. Summarized below is a dynamic validation of the main cashflow items for the term model.

PLICC PFS Term Business

Dynamic Validation

As of June 30, 2009

(In millions of dollars)

	7/1/2006-6/30/2006		7/1/2007-6/30/2008		7/1/2008-6/30/2009
	Actual	Model	Actual	Model	Actual	Model
Insurance Amount		$71,822		$78,722	$83.518	$83.514
Net Premiums	$170.1	156.5	$184.1	171.1	196.3	188.3
Net Claims	47.4	49.9	54.9	56.9	52.8	64.6
Net Insurance Cash Flows	$122.7	$106.5	$129.3	$114.2	$143.5	$123.8

Product Descriptions

Primerica was an early leader in the U.S. term insurance market, and subsequently the Canadian term market, The inforce business consists almost entirely of level term insurance with level periods of 10 to 30 years. Other minor term insurance is summarized in Appendix B. The business includes several optional riders: child term riders (CTR), spouse riders, increasing benefit riders (IBR), and waiver of premium. The PFS Term policies inforce, other than the currently sold product, have exchange provisions which allow conversion to a recent plan without new underwriting, as described later in this section.

Milliman

The following is a brief description of the product history and features.

Term Base Policy

The majority of the businesses consist of renewable 10, 15, 20, and 30 - year term insurance. The Eagle series was introduced in the early 1990’s. The Custom A, Custom B, Custom Plus and Custom IV were introduced in that order in the late 1990’s and early 2000’s. Prior to the introduction of Custom Advantage in 2007, the products had three underwriting classes: preferred, non-tobacco and tobacco. Custom Advantage, the only product that Primerica is currently selling, has an additional preferred plus underwriting class.

The premium patterns vary by product, but typically remain level during the minimum of the initial level term period and a specified attained age. After the initial level term period, the premium steps up to a new level premium period. There may be one or several step - up premium periods, until the policy becomes annual renewable term at a specified age in the contract.

The premium rates for each product series are unisex and vary by issue age, underwriting class and band. The premium bands are defined by the total face amount of the policy including riders and are as follows:

Eagle, Custom A:	$0-100k, $100-150k, $150-200k, $200-250k, $250-500k, $500k+

Eagle 2000:	$0-100k, $100-150k, $150-200k, $200k+

Custom B:	$0-150k, $150-250k, $250-350k, $350-500k, $500k+

Custom Plus, Custom Advantage:	$0-150k, $150-250k, $250-500k, $500k+

Others:	No Band

Additionally, distribution summaries are provided in Appendix B.

Child Rider

A Child Rider may be added to any life policy. Each unit of this rider provides $1,000 of death benefit on any covered child (or children). If the primary insured dies, each child will be provided with $1,000 of term insurance per unit. There is no policy fee on the Child Rider.

Premiums are $6.50 per unit for the rider, which covers all children of the primary insured. The rider expires on the policy expiration date or when the insured child reaches 25 years of age. Two children per policy has been assumed for policies that elect this rider.

Spouse Riders

Each product series offers a Spouse Rider which has the same rate as the base policy but for the spouse issue age and underwriting class. There is no policy fee on the Spouse Rider. The Spouse Rider amount is part of the total policy face amount for defining the band of each policy. The following table summarizes the amount of Spouse Rider inforce for the term block as of June 30, 2009.

Spouse Riders Inforce

As of June 30, 2009

($ millions)

Direct Face Amount	$27,082
YRT Face Amount	4,888
Coinsurance Face Amount	177
Net Face Amount	$22,017

Milliman

IBR

The Increasing Benefit Rider (IBR) gives the policyholder the option to increase his or her face amount according to a specified schedule (either 5 or 10%) in policy years two through ten without undergoing additional underwriting. Each increase will have a separate premium rate according to the attained age, as specified in the rate book, which results in the total premium being the sum of the base policy premium plus each individual increase amount. The policyholder has the option to stop the face amount increases at any point, but is not allowed to re-start.

The following summarizes the amount of IBR inforce for the term block as of June 30, 2009.

IBR Inforce

As of June 30, 2009

($ millions)

	5% Annual Increase	10% Annual Increase	Total IBR
Direct Face Amount	$4,995	$2,668	$7,663
YRT Face Amount	1,870	180	2,050
Net Face Amount	$3,124	$2,489	$5,613

Conversion

Policies issued prior to the 2007 Custom Advantage Series may be exchanged at any time without evidence of insurability, to any plan available for conversion which is currently the Custom IV product with the same underwriting class available for exchange.

The converted business is modeled with premiums based on the premium schedule of the plan that the policy is converted into. The mortality is based on the point in scale mortality rate from original issue date, mortality era and issue age.

The vast majority of recent conversions have occurred at the end of the initial term period. The following table summarizes the amount of past end of term (EOT) conversions as of June 30, 2009.

PLICC Term Business (EOT Converted Business) As of June 30, 2009 ($ in minions)
Company	Block	Policy Count	Inforce Amount
Primerica Life — Canadian Business	Direct	10,103	$2,584
	Coinsurance Ceded	4,277	225
Net Primerica Life — Canadian Business			$2,359

Future Conversion

Future conversions are projected reflecting EOT conversions to the Custom IV product series, which is the product available for conversions. The conversion rate is based on a study from PLIC and PLICC of conversions using EOT policies from November 2006 to June 2009. Assumptions for the conversion rate, conversion product distribution and the level of converted face amount are consistent with recent experience. Future conversions other than EOT are treated as persisting policyholders for purposes of modeling.

EOT conversions beginning in year 8 of the projection are assumed to be written in PLICC under the anticipated terms of the reinsurance agreement. Similarly, the reinsurance agreement gives PLICC a right to recapture EOT renewals beginning in year 8 of the projections, which are expected to be profitable. The determination of the ceding commission in Table I therefore does not include profits from new EOT conversions or new EOT renewals after year 7 of the projections.

Waiver of Premium Rider

Approximately 40% of the policyholders elect a waiver of premium rider. The rider charges account for approximately 2% of the total premium.

Milliman

Canadian Seg Fund Business

Primerica Canada sells segregated fund products called “Common Sense Funds”. The maturity date of a contract is at least 10 years from issue. There are guaranteed minimum death and maturity benefits equal to 75% of premiums paid, with no resets, ratchets or roll-up provisions.

The investment strategy for these products is to invest a portion of each deposit into a strip bond which is expected to mature at the expiry of the contract for 75% of the deposit amount. Due to the product features and investment approach, no guarantee cost has been projected in our forecasts. No reserve or solvency capital requirement is forecasted, consistent with the company’s current practice consistent with regulatory guidelines. A Deferred Acquisition Cost (DAC) asset is forecasted for 1st year commissions, which is assumed to be recoverable from future margins.

The Seg Fund business will not be part of the reinsurance transaction, and therefore projections of this business have not been included in this report.

Summary of Assumptions

A description of the primary actuarial assumptions is provided below.

Mortality

PLIC and PLICC perform a very detailed mortality study annually. The study used for purposes of this analysis covered claim experience from 2001 up to December 31, 2008. The total claims in the study are $3.7 billion. The study tracks duration from original issue date only. Therefore, business which was converted to a new level term plan prior to June 30, 2009 would be treated as issued from its original date of underwriting and not from date of conversion.

The mortality study includes most of the coverages of PLICC. It excludes business beyond the level term period, IBR, and certain coverages where the data is not available. A separate study is performed for coverages beyond the level term period.

There are two primary underwriting (or mortality eras) for PLICC which are described as follows:

•

1992 — June 1999 Issues: In 1992 PLICC began underwriting with blood testing in order for a policy to qualify for the preferred class; as a result, the majority of cases were underwritten with blood testing. The blood testing indicator is not available in the data which is used for the mortality study, so the mortality study for this era combines the exposures for blood and non- blood tested policies. PLICC also switched to a tobacco/non-tobacco basis in this era.

•

July 1999 and Later Issues: The underwriting is the same as the previous mortality era, however the blood testing indicator is available in the data allowing the mortality study to analyze results on a blood tested and non blood tested basis.

The mortality assumptions are based on our evaluation of the recent experience of PLICC, primarily through the company studies. The base mortality assumption is a multiple of the 1975-80 15 Year Select and Ultimate Table for each model cell. The multiple varies by mortality era, underwriting class, issue age and sex. For converted business, we have assumed point in scale mortality from the original issue date, mortality era and issue age.

Additionally, annual mortality improvement of 1% for fifteen years is assumed. Mortality anti-selection according to the Dukes-MacDonald methodology is assumed for persisting policies (both renewals and conversions) after the initial level term period.

Further detail on the mortality assumption is described in Appendix B.

Lapse Rates

The lapse assumption is based upon a persistency study using inforce amounts from December 31, 2005 to June 30, 2009 along with PLICC’s recent experience study and pricing assumptions. PLICC’s persistency studies show a consistent pattern for historical lapses from year to year for the term business.

Lapse experience at the end of the initial level term period will depend on whether there is an ART or a level period following the current level term period. Additional lapses are assumed each time there is an increase in premium level after the initial level term period premium increase. Detailed lapse assumptions are described in Appendix B.

Milliman

Expenses

Unit expenses of U.S. $275 per policy for acquisition costs were developed based on Primerica’s pricing allowables. Maintenance unit costs of U.S. $42.50 per policy, plus 3% annual inflation, were based on target allowables.

Canadian Reserves

Canadian reserves have been calculated assuming reserves are calculated according to PLICC practices and assumptions for inforce business. Assumptions reflect changes currently anticipated by PLICC to be implemented by yearend 2009.

Milliman

APPENDIX A

Asset and Investment Assumptions

Asset Portfolio as of June 30, 2009

Invested assets were provided on a seriatim basis, recognizing sinking fund provisions, call features, refinancing provisions, and anticipated levels of prepayments.

The tables below summarize the asset portfolio by investment category. The assumption underlying the values in this report is that most of the asset portfolio can be distributed out of the Companies immediately, due to reserve financing and excess capital. Therefore, the portfolios have not been projected in detail. Instead, a 5.7% net investment earnings rate is assumed, based on the new money reinvestment strategy as well as the current market yield on the portfolios.

PLICC
Summary of Modeled Assets
as of June 30, 2009
				Coupon	Book	Market
	Par	Book	Market	Rate	Yield	Yield
Asset Class	Value	Value	Value	(AnnEff)	(AnnEff)	(AnnEff)
PublicBond	$375.9	$383.1	$395.4	5.43%	5.01%	3.77%
PrivateBond	10.5	10.5	10.5	4.61	4.71	4.59
Government	—	—	—	—	—	—
PreferredStock	—	—	—	—	—	—
Passthrough	—	—	—	—	—	—
ABS	—	—	—	—	—	—
CMBS	55.0	55.0	47.7	4.88	4.86	5.98
CMO	—	—	—	—	—	—
MortLoan	—	—	—		—	—
Total	$441.4	$448.6	$453.7	5.34%	4.99%	4.02%

Reinvestment Assumptions

The strategy for the investment of net cash flow is summarized below. Spreads, shown in the following table, are consistent with corporate bond equivalent (semi-annual) yield. Net yields, after deduction of investment expenses and expected defaults, are shown on an annual effective basis.

Milliman

Primerica
Investment Strategy Summary
As of June 30, 2009
Gross	Gross	Net
Gross	Yield	Yield	Investment	Expected	Yield
Asset Class	Allocation	Maturity	Treasury	Spread	(BEY)	(AEY)	Expenses	Defaults	(AEY)
Public Bond, A	8.18%	5	2.54%	2.48%	5.02%	5.08%	0.075%	0.15%	4.86%
Public Bond, BBB	7.11	5	2.54	3.25	5.79	5.87	0.075	0.34	5.46
Public Bond, BB	2.49	5	2.54	6.12	8.66	8.84	0.075	1.23	7.54
Public Bond, A	9.40	10	3.53	2.44	5.97	6.06	0.075	0.15	5.83
Public Bond, BBB	8.18	10	3.53	3.18	6.71	6.82	0.075	0.34	6.41
Public Bond, BB	3.73	10	3.53	5.98	9.51	9.74	0.075	1.23	8.43
Public Bond, A	2.86	20	4.30	2.30	6.60	6.71	0.075	0.15	6.49
Public Bond, BBB	2.49	20	4.30	3.10	7.40	7.54	0.075	0.34	7.12
Private Bond, A	3.33	5	2.54	2.73	5.27	5.34	0.075	0.15	5.11
Private Bond, BBB	3.33	5	2.54	3.55	6.09	6.18	0.075	0.34	5.77
Private Bond, A	5.56	10	3.53	2.69	6.22	6.31	0.075	0.15	6.09
Private Bond, BBB	5.56	10	3.53	3.48	7.01	7.13	0.075	0.34	6.72
Private Bond, A	2.22	20	4.30	2.55	6.85	6.97	0.075	0.15	6.75
Private Bond, BBB	2.22	20	4.30	3.4	0	7.70	7.85	0.075	0.34	7.43
ABS, AAA	4.44	7	3.19	3.12	6.31	6.41	0.075	0.01	6.32
ABS, AAA	1.11	30	4.32	1.99	6.31	6.41	0.075	0.01	6.32
CMBS, AAA	0.00	30	4.32	6.53	10.85	11.14	0.075	0.01	11.06
CMO, AAA	3.36	15	3.92	0.28	4.19	4.23	0.075	0.01	4.15
CMO, AAA	10.08	30	4.32	0.28	4.60	4.65	0.075	0.01	4.56
Passthrough, AAA	2.87	15	3.92	0.67	4.58	4.63	0.075	0.01	4.55
Passthrough, AAA	11.47	30	4.32	0.26	4.58	4.63	0.075	0.01	4.55
Total	100.00%	14.5	3.55%	2.37%	5.92%	6.02%	0.075%	0.23%	5.71%

For purposes of this analysis, the new money rate for U.S. business was assumed to be 5.70%. The yield on assets backing Primerica Canada general account liabilities was assumed to be 75 bp below the U.S. yields, producing an NIER of 4.95%.

Default Cost

Annual default costs are based on Moody’s Data, covering the period from 1920 through 2008.

Quality	Default Cost
Aaa	0.01%
Aa1	0.02%
Aa2	0.04
Aa3	0.09
A1	0.09%
A2	0.17
A3	0.22
Baal	0.23%
Baa2	0.36
Baa3	0.46
Bal	0.88%
Ba2	1.42
Ba3	1.97
B1	2.21%
B2	2.66
B3	2.83
Caa-C	4.63%

Milliman

Investment Expenses

Investment expenses of 7.5 basis points are included.

Treasury Yield Curve (Corporate Bond Equivalent)

The projections are based on the constant maturity Treasury yield curve as of June 30, 2009.

Yield Curves
30-Jun-2009
Maturity	Constant Maturity Treasury	Corporate A-Rated
90-day	0.19%	0.79%
1 year	0.56	1.61
2 year	1.11	3.38
3 year	1.64	3.98
5 year	2.54	5.02
7 year	3.19	5.64
10 year	3.53	5.97
20 year	4.30	6.60
30 year	4.32	5.98

The capital requirement for Primerica Canada is based on MCCSR requirements, as follows:

MCCSR Factors: Primerica Canada (100% Level)
Risk Component	Base	Factor
C-1, C-3	Liabilities	0.000%
C-2	Net Amount at Risk (Net)	0.156%

The cost of capital calculation is based on the cost of retaining capital to support the liabilities of Primerica, assuming earnings on capital at the after-tax annual effective rate of 3.2%.

Milliman

APPENDIX B

Liability Models and Assumptions

Model of Term Business

The following tables summarize the model inforce for the term life business as of June 30, 2009 based on seriatim data provided by the Company.

The inforce amounts summarized below are from the seriatim extracts. There are minor differences due to reporting timing from the seriatim extract to the actual booked amounts as of June 30, 2009 which is summarized at the beginning of Section IV.

	Inforce for Company and Model Plan
	As of June 30, 2009
	($ in millions)
			Modeled			YRT
	Model	Plan	Issue	Policy	Death	Rein	Coinsurance	Stat Base	Tax	Grass
Company	Plan	Description	Age Range	Count	Benefit	Amount	Amount	Reserve	Reserve	Premium
Primerica -	TCHD	ChildRider	—	2	$1,681	—	—	N/A	N/A	$6
Canadian	TRML	DecrTerm to 65	28-68	283	18	$—	$6	N/A	N/A	0
Business	TRMM	CSTT-95	23-58	603	71	—	20	N/A	N/A	1
	TRMN	CSTT-90	23-63	5,185	750	—	261	N/A	N/A	4
	TRMO	Jumbo10Rider	28-53	—	177	—	24	N/A	N/A	1
	TRMP	BandedCST	23-63	10,608	2,784	—	170	N/A	N/A	8
	TRMQ	Eagle	23-53	18,654	6,076	—	12	N/A	N/A	19
	TRMR	T-2000	18-63	4,325	1,220	—	0	N/A	N/A	3
	TRMS	CustomA	23-53	11,276	4,590	7	3	N/A	N/A	13
	TRMT	CustomB	23-65	16,565	7,734	3,880	10	N/A	N/A	19
	TRMU	CustomPlus	23-68	20,163	9,731	7,823	13	N/A	N/A	23
	TRMV	CustomlV	18-68	78,386	31,819	2,621	214	N/A	N/A	81
	TRMW	CustomAdvantage	18-68	42,658	16,874	—	—	N/A	N/A	40
Total Primerica • Canadian Business				208,708	$83,525	$14,331	$731	—		$218

The model reflects quinquennial issue ages, sex, underwriting class and face bands.

Milliman

EOT Conversion

The table on the previous page reflects all business, including end of term (EOT) conversions. As of June 30, 2009, the EOT converted business in the term life block is as follows:

Past Conversion — EOT

As of June 30, 2009

($ in millions)

					YRT
	Model		Policy	Death	Rein	Coinsurance	Stat Base	Tax	Grass
Company	Plan	Plan Description	Count	Benefit	Amount	Amount	Reserve	Reserve	Premium
Primerica -	TCHD	Child Rider	—	$42	—	—	$—	$—	$—
Canadian	TRML	Deer Term to 65	$37	1	—	$—	—	—	—
Business	TRMM	CST T-95	15	1	—	—	—	—	—
	TRMN	CST T-90	—	—	—	—	—	—	—
	TRMO	Jumbo 10 Rider	—	—	—	—	—	—	—
	TRMP	Banded CST	4	1	—	—	—	—	—
	TRMQ	Eagle	2	—	—	—	—	—	—
	TRMR	T-2000	—	—	—	—	—	—	—
	TRMS	Custom A	14	3	—	—	—	—	—
	TRMT	Custom B	143	29	—	5	—	—	—
	TRMU	Custom Plus	541	142	—	11	2	2	1
	TRMV	Custom IV	8,845	2,218	—	208	10	10	11
	TRMW	Custom Advantage	502	147	—	—	—	—	1
Total Primerica - Canadian Business			$10,103	$2,584	—	$225	$13	$13	$13

Distribution of the Inforce

Distribution for the term life block by key characteristics are summarized below.

Primerica - Canadian Business
Inforce for Company and Model Term Period
As of June 30, 2009
($ in millions)
	Death	YRT Rein	Coinsurance	Net Death
Term Period	Benefit	Amount	Amount	Benefit
5 Year	$1,227.3	—	$1.3	$1,226.1
10 Year	14,354.8	$2,723.3	179.6	11,451.9
15 Year	8,120.7	1,767.4	26.7	6,326.6
20 Year	31,945.8	5,215.7	513.3	26,216.7
25 Year	12,457.8	3,893.4	2.1	8,562.3
30 Year	9,284.8	677.9	2.2	8,604.7
35 Year	4,434.7	53.3	—	4,381.4
Deer to Age 65	14.6	0.1	6.2	8.3
15 Year Deer	3.4	0.2	—	3.2
Child Rider	1.681.1	—	—	1,681.1
Total Canada	$83,525.1	$14,331.3	$731.5	$68,462.3

Milliman

	Primerica - Canadian Business Inforce for Company and Model Issue Ages As of June 30, 2009 ($ in millions)
Model Issue Ages	Death Benefit	YRT Rein Amount	Coinsurance Amount	Net Death Benefit
Child Rider	$1,681.1	—	—	$1,681.1
18	169.5	—	—	169.5
23	5,717.6	$930.2	$37.9	4,749.5
28	15,799.5	2,597.8	135.7	13,066.1
33	20,135.0	3,448.8	156.9	16,529.3
38	17,008.3	3,341.5	107.6	13,559.3
43	11,496.9	2,227.1	68.6	9,201.2
48	6,441.6	1,109.9	79.4	5,252.3
53	3,225.5	497.8	72.1	2,655.5
58	1,356.2	134.1	50.3	1,171.8
63	417.4	36.9	17.1	363.4
68	76.4	7.3	5.8	63.3
Total Canada	$83,525.1	$14,331.3	$731.5	$68,462.3

	Primerica - Canadian Business Inforce for Company and Model Term Period As of June 30, 2009 ($ in millions)
Term Period	Model Smoking Class	Death Benefit	YRT Rein Amount	Coinsurance Amount	Net Death Benefit
Pre	Super Preferred NS	$10.1	—	—	$10.1
1/1/92	Preferred NS	1,007.1	—	$174.5	832.7
	Standard NS	2,507.5	—	467.6	2,039.9
	Smoker	406.2	—	73.6	332.6
	Child Rider	77.0	—	—	77.0
Pre	Super Preferred NS	$27.7	—	—	$27.7
7/1/99	Preferred NS	3.891.7	—	$1.5	3,890.2
	Standard NS	9,310.5	—	3.1	9,307.4
	Smoker	1,768.9	—	0.3	1,768.6
	Child Rider	304.9	—	—	304.9
Post	Blood Tested Super Preferred NS	$2,733.2	—	—	$2,733.2
7/1/99	Blood Tested Preferred NS	16,260.3	$4,229.0	$3.0	12,028.3
	Blood Tested Standard NS	19,488.0	4,371.8	1.5	15,114.6
	Blood Tested Smoker	2,724.9	435.4	0.1	2,289.4
	Non-Blood Tested Standard NS	16,772.6	4,249.4	5.7	12,517.5
	Non-Blood Tested Smoker	4,935.4	1,045.7	0.7	3,889.0
	Child Rider	1,299.3	—	—	1,299.3
Total Canada		$83,525.1	$14,331.3	$731.5	$68,462.3

Milliman

	Primerica - Canadian Business Inforce for Company and Model Issue Years As of June 30, 2009 ($ in millions)
Model Issue Years	Death Benefit	YRT Rein Amount	Coinsurance Amount	Net Death Benefit
1986	$7.5	—	$2.2	$5.2
1987	37.5	—	9.4	28.2
1988	86.8	—	34.4	52.3
1989	474.6	—	208.0	266.6
1990	1,355.3	—	205.2	1,150.1
1991	1,046.4	—	16.6	1,029.8
1992	1,109.0	—	6.8	1,102.2
1993	1,221.1	—	4.2	1,216.8
1994	1,510.8	—	2.3	1,508.4
1995	1,571.7	—	1.4	1,570.3
1996	1,661.6	—	0.9	1,660.7
1997	1,806.0	—	1.0	1,805.1
1998	2,423.4	—	1.4	2,422.0
1999	3,028.0	—	2.3	3,025.7
2000	3,929.3	$1,918.2	6.5	2,004.7
2001	4,243.6	3,160.4	5.3	1,077.9
2002	5,111.9	3,893.9	7.0	1,211.0
2003	5,727.7	4,531.2	5.2	1,191.3
2004	6,837.9	215.2	9.8	6,612.8
2005	6,832.3	169.0	8.2	6,655.1
2006	7,773.0	200.5	16.4	7,556.1
2007	8,856.0	185.6	33.9	8,636.6
2008	11,451.6	39.0	85.4	11,327.2
2009	5,422.2	18.5	57.6	5,346.1
Total Canada	$83,525.1	$14,331.3	$731.5	$68,462.3

	Inforce for Company and Face Amount Per Life As of June 30, 2009 ($ in millions)
Size	Death Benefit	YRT Rein Amount	Coinsurance Amount	Net Death Benefit
$0 - $100k	$7,456	$676	$305	$6,475
$100k-$250k	27,938	4,341	325	23,272
$250k-$500k	35,430	6,301	88	29,041
$500k-$750k	8,913	1,921	7	6,986
$750k-$1M	2,523	675	5	1,843
$1M-$1.5M	918	269	2	647
$1.5M-$2M	209	87	—	122
$2M-$2.5M	60	24	—	36
$2.5M-$3M	19	7	—	12
$3M-$3.5M	7	—	—	7
$3.5M-$4M	24	15	—	9
Above $4M	29	14	—	14
Total Company	$83,525	$14,331	$731	$68,462

Milliman

Actuarial Assumptions

Mortality

A.	Mortality Table

The assumed mortality is based on the 15 year SOA 75-80 S&U ANB table, except the Child Rider plan which is based on the Ultimate 75-80 ANB table.

B.	Mortality Scaling Factors
i,	Class Specific

Canada % of the 75-80- 15 Year S&U Table 100% of Ultimate Table for Child Rider
	Era 1 Prior to 1992						Era 2 1/1/1992 to 6/30/1999						Era 3 7/1/1999 + (3 Class ) Excluding Custom Advantage
													Blood Tested						Non-Blood Tested
	PNS		SNS		SM		PNS		SNS		SM		PNS		SNS		SM		SNS		SM
	M	F	M	F	M	F	M	F	M	F	M	F	M	F	M	F	M	F	M	F	M	F
18-28	35%	40%	35%	45%	55%	75%	35%	40%	35%	45%	55%	75%	35%	35%	40%	40%	40%	55%	30%	55%	40%	55%
33-48	40	45	45	55	65	90	40	45	45	55	65	90	30	40	30	45	65	65	35	50	65	65
53+	40	45	45	55	120	120	40	45	45	55	120	120	30	35	35	45	130	130	55	60	130	150

Multiples to the above:

A.

Certain smoker class policyholders in the mortality study are considered nonsmoker in the seriatim file for premium purposes. The smoker and SNS mortality rates are increased by the following to adjust for this discrepancy.

SM/SNS
Prior to 92	103%
1/1/92 to 6/30/99	102
7/1/99+	101
B.

Since the mortality study was based on the data with historical exposures without mortality improvement, an additional multiple (0.99) ^ 2.5 is applied to reflect mortality improvement between mid-point of the study years and the start of the projection.

ii.	First Year Adjustment

120%

iii.	Substandard

101.6% applied to all policies to reflect weighted average table weighting.

iv.

Custom Advantage has a new  “preferred plus” underwriting class. The mortality factors for Custom Advantage are based on the factors of 3 class policies after July 1, 1999, with the following adjustments:

Preferred Plus	:	95.2% of PNS
Non Smoker
Preferred	:	105.8% of PNS
Non Smoker
Standard	:	100% of SNS
Non - Smoker
Standard	:	100% of SM
Smoker
C.	Mortality Improvement

1% for 15 years from the beginning of the projection

D.	Mortality Anti-Selection

Mortality anti-selection on level premium term products after the initial level term period was reflected based on the assumption that the high level of expected lapse at the end of the level premium period will include a disproportionate share of healthy lives resulting in increased mortality for the remaining lives. We calculated the impact of this anticipated mortality anti- selection using “Dukes/MacDonald theory” with an assumption that 80% of lapses in excess of a base lapse rate of 10% exhibit newly select mortality. Sample mortality anti-selection multiples are shown below for an original issue age 43 non-smoker, with an initial shock lapse of 30% for a 10 year plan and 40% for a 20 year plan.

Milliman

Issue Age 45
Year After Level Premium Period	10 Year Plan	15 Year Plan
1	122%	131%
2	119	128
5	115	120
10	110	116
15	107	107

A scalar of 110% grading to 100% over fifteen years is applied on subsequent premium increases due to renewal or due to an initial increase going to ART.

Lapses

A.

Lapse experience varies by whether or not a policy is an EOT conversion. Base lapse rates in the level term period for the non-converted and the non-EOT converted policies are shown in the table below.

		Level Term (Excluding EOT Converted )
		Blood Tested								Non-Blood Tasted
Policy Year	Child Rider	PNT			SNT			SM			SNT			SM
		18-28	33-48	53+	18-28	33-48	53+	18-28	33-48	53+	18-28	33-48	53+	18-28	33-48	53+
1	13%	10%	7%	6%	12%	11%	10%	20%	16%	15%	16%	13%	8%	24%	17%	14%
2	10	9	6	6	11	9	8	17	12	12	13	10	7	18	15	12
3	7	8	6	5	9	7	7	12	10	10	11	8	7	13	12	9
4	6	6	4	3	8	6	5	10	9	9	9	7	6	11	9	8
5	5	5	3	3	6	5	4	8	7	7	8	6	5	10	7	7
6	4	4	3	3	5	4	4	6	5	5	6	5	5	8	5	5
7	3	4	3	3	4	4	4	5	4	4	5	4	4	7	4	4
8	3	3	3	3	4	4	4	4	4	4	4	4	4	6	4	4
9	3	3	3	3	3	3	3	3	3	3	3	3	3	5	4	4
10	2.5	2.5	2.5	2.5	3	3	3	3	3	3	3	3	3	4	4	4
11	2.5	2.5	2.5	2.5	3	3	3	3	3	3	3	3	3	3	3	3
12	2.5	2.5	2.5	2.5	2.5	2.5	2.5	3	3	3	2.5	2.5	2.5	3	3	3
13	2.5	2.5	2.5	2.5	2.5	2.5	2.5	3	3	3	2.5	2.5	2.5	3	3	3
14	2.5	2.5	2.5	2.5	2.5	2.5	2.5	3	3	3	2.5	2.5	2.5	3	3	3
15+	2	2	2	2	2	2	2	3	3	3	2	2	2	3	3	3

Base lapse rates for the EOT converted policies are the same as the above, but no higher than 5%.

B.	Lapse and Conversion at the end of initial Level Term Period (LTP).

Conversion rates at the end of the initial level term period are shown below, for all products except Custom Advantage.

End of Term (EOT) Conversion Rate
Level Term Period	Rate
10	50%
15	50
20	50
25	40
30	30
35	30
Other	—

No future conversions are assumed for Custom Advantage since it does not have the conversion provision in the contract. No future conversions are assumed for policies that are beyond attained age 70 at the end of the level term period.

Milliman

The lapse rates after the end of term are summarized in the following table, depending on whether ART period follows the original level term period. Renewals are not projected for 25, 30, or 35- year term business.

	EOT Lapse Rates ( % of exposure before conversion)
	Non-ART							ART
	Level Term Period (t)							Level Term Period
	10	15	20	25	30	35	Other	10	15	20	25	30	35	Other
T	28%	30%	35%	60%	65%	70%	100%	28%	30%	35%	60%	65%	70%	100%
t+1	12	12	12					20	20	20
t+2	12	12	12					15	15	15
t+3	10	10	10					15	15	15
t+4	7	7	7					15	15	15
t+5	5	5	5					15	15	15

EOT lapse rates and conversion rates are additive. For example, the total termination rate at the end of a 20-year level term period is 85%.

Lapse rates at the end of the level term period on Custom Advantage are shown below.

Custom Advantage
	Non ART		ART
	10-20	25-30	10-20	25-30
t	60%	100%	60%	100%
t+1	25		50
t+2	10		25
t+3	10		15
t+4	5		15

The shock lapse and conversion is assumed at the end of the current level term period immediately before the renewal period begins.

C.

20% additional lapse is assumed each time there is an increase in premium level after the initial LTP premium increase. If in an ART renewal period, then the 20% is only at the start of the ART period.

D.	Lapse following an ART schedule excluding the end of the initial term period are 20% in the first year followed by 15% throughout.
E.

115%, 105% and 100% of the base lapses is assumed in the first, second and third, respectively, and there after to reflect the deterioration of the lapse observed from 2008 and early 2009 experience which management believes is due to the economy and only temporary.

Expenses

The following expenses are assumed.

A.	Maintenance: $42.5
B.	Inflation: 3%
C.	Premium Tax: 3%
D.	Acquisition: $275 New Issue

  $60 New Conversion

Milliman

Commissions

All commissions are paid on cash premium excluding policy fees.

Commission for Advance (75% of net) -1st Year (Paid Immediately)
	Custom Advantage								Other
LTP	10			15, 20				25, 30, 35	All
Band	1-2	3	4	1	2	3	4	1-4	All
18-25	67.3%	67.3%	56.1%	82.7%	82.7%	82.7%	71.5%	82.7%	91.5%
26-40	67.3	67.3	56.1	91.3	91.3	91.3	80.1	91.3	91.5
41-45	67.3	56.1	44.8	91.3	80.1	80.1	68.8	91.3	91.5
46-50	67.3	44.8	37.3	91.3	72.6	68.8	61.3	—	91.5
51-60	67.3	41.1	37.3	91.3	65.1	65.1	61.3	—	91.5
61-70	67.3	37.3	37.3	75.9	68.4	68.4	68.4	—	91.5

Modal Commission (25% of net) -1st Year Only”
	Custom Advantage								Other
LTP	10			15, 20				25, 30, 35	All
Band	1-2	3	4	1	2	3	4	1-4	All
18-25	22.4%	22.4%	18.7%	27.6%	27.6%	27.6%	23.8%	27.6%	30.5%
26-40	22.4	22.4	18.7	30.4	30.4	30.4	26.7	30.4	30.5
41-45	22.4	18.7	14.9	30.4	26.7	26.7	22.9	30.4	30.5
46-50	22.4	14.9	12.4	30.4	24.2	22.9	20.4	—	30.5
51-60	22.4	13.7	12.4	30.4	21.7	21.7	20.4	—	30.5
61-70	22.4	12.4	12.4	25.3	22.8	22.8	22.8	—	30.5

*	Modal commissions are paid only at months of 10,11 and 12 within the first issue year.

Bonus Advanced -1st Year Only (Paid Immediately)
	Custom Advantage								Other
LTP	10			15, 20				25, 30, 35	All
Band	1-2	3	4	1	2	3	4	1-4	All
18-25	52.9%	52.9%	52.9%	49.8%	49.8%	49.8%	49.8%	49.8%	56.3%
26-40	52.9	52.9	52.9	52.9	52.9	52.9	52.9	52.9	56.3
41-45	52.9	52.9	52.9	52.9	52.9	52.9	52.9	52.9	56.3
46-50	52.9	52.9	52.9	52.9	52.9	52.9	52.9	—	56.3
51-60	52.9	52.9	52.9	52.9	52.9	52.9	52.9	—	56.3
61-70	52.9	52.9	52.9	44.6	44.6	44.6	44.6	—	56.3

The companies have charge-back provisions on the base commission on a declining scale for lapses during the first ten months, which have not been reflected in the modeling.

IBR Commissions

•	Percent of Increased premium resulting from the IBR face amount increase, not total rider premium.
•	No Bonus
•	Percentage of cash premium (increased amount)

IA
18-25	75%
26+	90%

Commission on Conversion

63% of first year modal premium, of which 52% is paid at issue and 11% is paid at months 10-12 of the first issue year.

Milliman

Reserve Basis

For inforce business, reserves are modeled using the basis described in the 2008 Report of the Appointed Actuary. For the 2009 valuation, the Appointed Actuary has revised his expected mortality basis, from 66% of the pricing table to 60% of the pricing table. That change has also been reflected in the model reserves.

For new business, reserves are modeled based on the forecast assumptions in this report, with margins for adverse deviations consistent with those in the 2008 Report of the Appointed Actuary.

Reinsurance

Reinsurance on the inforce business is ceded on both a coinsurance and YRT basis. Beginning in 1994, Primerica has ceded its business primarily on an YRT basis so almost all coinsurance amounts on issues after 1994 are a result of past conversions. Coinsurance exists primarily from business written in the 1980s. The following summarizes the general reinsurance terms.

Coinsurance Allowances

Common Sense Term

Issued Prior to 1/1/88:	PNS:	2.5%
	SNS:	32.5
	SM:	37.5
Issued in 1988-1990:		12.5%
Issued in 1990+:	IY
	1-20	16%
	21+	12.5

DT65

		1A 0-49	IA 41-49	IA 50+
Issued Prior to 1/1/90:	PNS	13.8%	8.5%	8.5%
	SNS	18.8	1.5	10.5
	SM	23.8	21.3	21.3
Issued 1//1/90+:	PNS	17.3	12.0	12.0
	SNS	22.3	18.5	14.0
	SM	27.3	24.8	24.8

Jumbo Term Rider

0.10%

Banded CST

19.5%

Eagle

			10 LTP
Original IY	20 LTP	15 LTP	1-10	15+
<1990	20.0%	12.5%	5.0%	12.5%
1/1/90 - 6/30/91	25.0	12.5	5.0	12.5
7/1/91+	26.5	12.5	5.0	12.5

T2000 (Converted policy)

Base:	31.0% (weighted average for Record/Policy Count)
Spouse:	20.0%

Milliman

Custom Series (converted policy)

	LTP
	10	15	20	25	30
Custom A. Custom B, and Custom Plus	5%	12.5%	20%	20%	20%

YRT Reinsurance

YRT treaty terms are listed below. All YRT premium rates except for Custom Advantage are increased by 103.5% to account for the special pool arrangement where it is assumed to have 7% overall coverage at a 50% additional premium. Additional YRT premium on substandard policies reflects an overall factor of 101.6%, adjusted by a substandard allowance of 90% for the first policy year and 15% thereafter. Finally, the SNS and SM rates are increased by an additional amount consistent with the mortality assumption increase to account for discrepancies from the actual class for reinsurance versus the class on the seriatim file.

The YRT rates are as follows:

Canadian Reinsurance - YRT Rates Percentage of CIA 86-92 Table
	ERA 1		ERA 2		ERA 3		ERA 4		Custom
	Tested	Non-Tested	Tested	Non-Tested	Tested	Non-Tested	Tested	Non-Tested	Advantage
M PNT	52.5%	55.2%	53.0%	53.0%	52.1%	52.1%	46.0%	46.0%
M SNT	77.1	80.4	77.4	80.3	76.4	80.1	73.0	86.0
M Tobacco	76.8	80.3	76.8	79.9	78.0	82.0	79.0	93.0
F PNT	54.9	54.9	55.2	55.2	55.0	55.0	46.0	46.0
F SNT	78.8	82.0	79.2	82.1	78.7	82.4	73.0	86.0	N/A
F Tobacco	77.1	80.6	76.6	79.7	77.8	81.8	79.0	93.0
Quota-share %	80%		90%		70%		100%
Excess	N		N		N		Y. $500K per life
First Dollar	Y		Y		Y		N
Issue Dates	4/1/00-12/31/00		1/1/01-8/31/03		9/1/03-12/31/03		1/1/04+

New business in Canada does not have any reinsurance. Reinsurance on new business in the U.S. is assumed to be recaptured at the end of the level period, when the reinsurers generally have the option to increase YRT rates.

Milliman

APPENDIX C

Detailed Statutory Income Projections

(in US dollars)

Line of Business	Page

Business Inforce as of June 30, 2009: 100% of Inforce

• Canada - Net (Before New Conversions)	C-2
• Canada New Conversions - Net	C-5

Milliman

Park(Rev) @06/30/09 - Sens: 5-Year Recapture
Loss of Business Projection

11/09/09
01:02 PM

Existing Business at 06/30/2009 (000's)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Canada - Net (Before New Conversions)																	
GROSS PREMIUMS	0	181,554	177,380	169,206	162,597	154,382	150,268	144,200	135,971	126,364	117,032	108,976	101,390	94,063	84,132	77,554	69,258
REINSURANCE PREMIUMS (NET OF ALLOWANCE)	0	(20,847)	(21,653)	(22,261)	(22,514)	(23,627)	(25,306)	(26,341)	(26,676)	(26,614)	(27,159)	(27,615)	(25,651)	(21,892)	(16,766)	(13,715)	(13,019)
GROSS INVESTMENT INCOME PLUS FEE INCOME	0	(2,585)	(17)	2,309	4,497	6,267	7,689	8,801	9,623	10,178	10,499	10,620	10,586	10,427	10,164	9,785	9,360
ACCRUAL OF DISCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	0	165,122	155,709	149,254	144,571	139,022	132,651	126,640	118,920	109,928	100,372	91,983	86,325	82,598	79,531	73,624	65,539
NET SURRENDERS	0	(110)	(92)	(74)	(60)	(51)	(45)	(42)	(44)	(46)	(39)	(37)	(33)	(33)	(32)	(32)	(30)
HEALTH BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DIRECT DEATH BENEFITS	0	72,049	71,879	72,989	73,918	74,301	74,232	74,133	72,713	70,036	66,252	64,017	62,908	61,376	58,533	53,707	48,941
REINSURANCE DEATH BENEFITS	0	(13,674)	(13,612)	(13,782)	(13,821)	(13,898)	(14,555)	(15,054)	(15,252)	(15,111)	(14,860)	(15,129)	(14,341)	(12,091)	(10,292)	(7,709)	(7,255)
ACQUISITION EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER EXPENSES	0	14,005	13,085	12,465	11,925	11,442	10,978	10,532	9,976	9,353	8,746	8,263	7,860	7,447	6,973	6,389	5,809
NET COMMISSIONS	0	6,285	2,456	2,127	1,854	1,597	1,347	1,100	829	576	346	218	0	0	0	0	0
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	55,451	53,987	45,885	39,416	31,908	25,344	19,702	14,237	9,234	5,135	1,558	(1,470)	(4,259)	(6,316)	(8,477)	(9,628)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	134,005	126,700	119,591	113,231	105,301	97,241	90,371	82,458	74,034	65,532	58,871	54,896	51,719	48,846	43,898	37,817
STATUTORY GAIN	0	31,117	29,009	29,764	31,340	33,721	35,310	36,269	36,442	35,894	34,821	33,112	31,629	30,879	30,685	29,726	27,722
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	31,117	29,009	29,764	31,340	33,721	35,310	36,269	36,442	35,894	34,821	33,112	31,629	30,879	30,685	29,726	27,722
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	10,891	10,153	10,417	10,969	11,802	12,359	12,694	12,762	12,563	12,187	11,589	11,070	10,808	10,740	10,404	9,703
PROFITS RELEASED	0	20,226	18,856	19,347	20,371	21,919	22,952	23,575	23,700	23,331	22,634	21,523	20,559	20,072	19,945	19,322	18,020
STATUTORY RESERVE (GA) (Canada=GAAP)	(96,804)	(41,353)	11,634	57,519	96,935	128,843	154,207	173,909	188,146	197,380	202,515	204,073	202,595	198,236	191,920	183,483	173,855
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY (GA)	(96,804)	(41,353)	11,634	57,519	96,935	128,843	154,207	173,909	188,146	197,380	202,515	204,073	202,595	198,236	191,920	183,483	173,855
SEPARATE ACCOUNT LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TAX RESERVE (GA)	(96,804)	(41,353)	11,634	57,519	96,935	128,843	154,207	173,909	188,146	197,380	202,515	204,073	202,595	198,236	191,920	183,483	173,855
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	187,678	168,076	153,414	142,051	132,157	122,834	114,643	106,384	97,513	89,236	81,606	76,304	71,451	66,413	60,428	53,935	45,043
INSURANCE IN FORCE (NET)	61,610,216	56,306,989	52,426,313	49,534,494	46,246,259	43,720,339	40,805,169	38,151,803	35,312,952	32,015,600	30,777,275	28,347,761	24,983,620	23,495,236	21,605,949	18,980,147	16,279,331
CASH VALUE IN FORCE	3,108	2,999	2,880	2,768	2,666	2,549	2,434	2,331	2,139	1,964	1,804	1,658	1,578	1,415	1,272	1,115	965
ECONOMIC RESERVE (Canada=GAAP)	(96,804)	(41,353)	11,634	57,519	96,935	128,843	154,207	173,909	188,146	197,380	202,515	204,073	202,595	198,236	191,920	183,483	173,855
EXCESS RESERVE (STAT LESS ECON)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
EXCESS RESERVE (STAT less ECON Floored at Zero)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 9.00% PROFITS RELEASED	0	18,556	34,437	49,366	63,797	78,042	91,728	104,624	116,518	127,261	136,823	145,162	152,473	159,018	164,987	170,292	174,830
PV AT 11.00% PROFITS RELEASED	0	18,221	33,325	47,671	61,090	74,096	86,349	97,724	108,008	117,129	125,100	131,929	137,805	142,974	147,601	151,640	155,033
PV AT 13.00% PROFITS RELEASED	0	17,899	32,666	46,074	58,568	70,464	81,458	91,509	100,424	108,191	114,839	120,478	125,213	129,310	132,914	136,060	138,553
PV AT 9.00% BOOK PROFITS	9.0%	28,547	53,964	75,947	98,149	120,065	141,119	160,940	179,239	195,786	210,494	223,326	234,572	244,644	253,826	261,987	268,909
PV AT 11.00% BOOK PROFITS	11.0%	28,033	51,578	73,341	93,985	113,997	132,875	150,344	166,166	180,196	192,461	202,967	212,808	219,960	227,079	233,292	238,512
PV AT 13.00% BOOK PROFITS	13.0%	27,537	50,233	70,882	90,104	108,407	125,367	140,784	154,499	166,448	176,705	185,328	192,435	198,939	204,483	209,236	213,359
PV AT 9.00% FEDERAL INCOME TAX	9.0%	9,992	18,527	26,581	34,253	42,023	49,292	56,336	62,741	68,525	73,673	78,164	82,100	85,633	88,839	91,695	94,139
PV AT 11.00% FEDERAL INCOME TAX	11.0%	9,812	18,052	25,669	32,895	39,899	46,506	52,621	58,158	63,069	67,362	71,039	74,203	76,966	79,478	81,652	83,479
PV AT 13.00% FEDERAL INCOME TAX	13.0%	9,638	17,589	24,809	31,537	37,942	43,878	49,274	54,075	58,257	61,847	64,866	67,432	69,629	71,549	73,233	74,686
Tax Reserve before account DAC	(96,804)	(41,353)	11,634	57,519	96,935	128,843	154,207	173,909	188,146	197,380	202,515	204,073	202,595	198,236	191,920	183,483	173,855
GAAP Benefit Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAAP Expense Reserve	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Canada - Net (Before New Conversions) - Cost of Cap Calc																	
Capital (Based on 240% RBC (t=5.70%))	231,403	210,968	196,237	184,500	174,282	163,329	152,197	142,189	130,758	119,127	106,984	98,631	92,780	86,876	80,167	70,300	60,731
Capital After-Tax at low change (t=5.70%)		28,625	22,548	19,007	17,054	17,530	17,030	15,847	14,659	16,476	16,557	12,317	9,505	9,340	9,922	12,837	13,535
PRE-TAX BOOK PROFIT		31,117	29,009	29,764	31,340	33,721	35,310	36,269	36,442	35,894	34,821	33,112	31,629	30,879	30,685	29,726	27,722
FEDERAL INCOME TAX		(10,891)	(10,153)	(10,417)	(10,969)	(11,802)	(12,359)	(12,694)	(12,762)	(12,563)	(12,187)	(11,589)	(11,070)	(10,808)	(10,740)	(10,404)	(9,703)
Profit After-Tax, After Cost of Capital		48,851	41,404	38,353	37,425	39,429	40,031	39,322	40,799	39,807	39,190	33,840	30,064	29,413	29,873	32,158	30,553

Present Values	9.00%	11.00%	13.00%	15.00%	20.00%	14.50%
PV PRE-TAX BOOK PROFIT	309,358	265,953	232,013	204,965	157,160	193,452
PV FEDERAL INCOME TAX	(108,275)	(93,083)	(81,204)	(71,738)	(55,006)	(67,708)
PV Capital After-Tax at low change (t=5.70%) less Init Cap	(73,288)	(90,729)	(104,820)	(116,396)	(137,824)	(121,433)
PV After-Tax, After Cost of Capital	127,795	82,140	45,988	16,831	(35,670)	4,311

Milliman

Milliman

Milliman

[illegible]
From PUC/LIRBC 10.5

Fwd(Rev) @06/30/09 - Sent 7-Year Recapture
Loss of Business Projection

11/09/09
01:02 PM

Existing Business as 06/30/2009 (000's)	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Canada New Conversions																	
GROSS PREMIUMS	0	2,230	6,279	9,843	13,577	17,560	21,812	25,877	27,577	27,309	27,395	26,979	26,084	25,348	24,851	24,592	24,295
REINSURANCE PREMIUMS (NET OF ALLOWANCE)	0	(124)	(627)	(1,368)	(2,354)	(2,956)	(3,378)	(4,175)	(4,531)	(4,840)	(5,132)	(5,256)	(5,123)	(4,803)	(4,292)	(4,007)	(3,999)
GROSS INVESTMENT INCOME PLUS FEE INCOME	0	(30)	(106)	(36)	79	284	439	538	731	900	983	999	1,027	1,015	1,002	965	916
ACCRUAL OF DISCOUNT	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
AMORTIZATION OF IMR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INVESTMENT EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS INCOME LOST ON DEFAULTS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL INCOME	0	2,076	5,546	8,399	11,301	14,888	18,873	22,241	23,776	23,368	23,247	22,672	21,986	21,560	21,561	21,385	21,211
NET SURRENDERS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
HEALTH BENEFITS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
DIRECT DEATH BENEFITS	0	991	3,079	5,005	7,127	9,344	13,224	14,993	16,789	17,716	18,366	19,271	18,771	18,264	17,607	16,752	15,715
REINSURANCE DEATH BENEFITS	0	(18)	(302)	(760)	(1,364)	(1,528)	(2,091)	(2,490)	(2,833)	(3,010)	(3,160)	(3,277)	(3,213)	(3,061)	(2,814)	(2,531)	(2,483)
ACQUISITION EXPENSES	0	214	183	155	151	169	166	180	36	43	52	10	9	13	14	15	13
OTHER EXPENSES	0	346	409	622	833	1,035	1,288	1,514	1,624	1,628	1,646	1,605	1,508	1,429	1,363	1,300	1,224
NET COMMISSIONS	0	1,987	2,388	2,439	2,587	3,007	3,165	3,249	1,052	755	912	281	142	223	256	330	335
COST OF FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN LOADING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
INCREASE IN RESERVES	0	(2,068)	461	2,277	3,698	2,676	1,701	2,836	3,927	2,369	408	392	(205)	(490)	(969)	(1,502)	(1,547)
INCR IN RESERVE FINANCING LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENTS	0	1,223	6,217	9,738	13,032	14,322	16,464	20,292	20,594	19,499	18,704	18,483	17,009	16,380	15,655	14,328	13,166
STATUTORY GAIN	0	843	(672)	(1,340)	(1,731)	366	2,409	1,949	3,183	3,870	4,545	4,189	4,988	5,180	4,106	7,057	8,045
CAPITAL GAINS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GAIN ON CALLS AND ROLLOVER	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS DEFAULT LOSSES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
LESS IMR CAPITALIZATION	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
BOOK PROFIT	0	843	(672)	(1,340)	(1,731)	366	2,409	1,949	3,183	3,870	4,543	4,189	4,988	5,180	4,106	7,057	8,043
INCREASE IN SURPLUS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
FEDERAL INCOME TAX	0	295	(235)	(469)	(606)	128	843	682	1,114	1,554	1,590	1,466	1,746	1,813	2,137	2,470	2,516
PROFITS RELEASED	0	548	(437)	(871)	(1,125)	238	1,566	1,267	2,069	2,313	2,953	2,723	3,242	3,367	3,960	4,587	5,229
STATUTORY RESERVE (GA) (Canada-GAAP)	0	(2,068)	(1,626)	651	4,349	7,025	8,726	11,582	15,508	17,877	18,285	18,877	18,660	18,179	17,210	15,708	14,161
RESERVE FINANCING	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITY (GA)	0	(2,068)	(1,626)	651	4,349	7,025	8,726	11,582	15,508	17,877	18,285	18,877	18,660	18,179	17,210	15,708	14,161
SEPARATE ACCOUNT LIABILITY	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
TAX RESERVE (GA)	0	(2,068)	(1,626)	651	4,349	7,025	8,726	11,582	15,508	17,877	18,285	18,877	18,660	18,179	17,210	15,708	14,161
INTEREST MAINTENANCE RESERVE	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
POLICIES IN FORCE (UNSCALED)	0	3,133	5,358	7,409	9,014	10,736	12,299	13,873	13,997	13,417	13,355	11,849	10,533	9,431	8,427	7,456	6,179
INSURANCE IN FORCE (NET)	0	673,727	1,160,348	1,567,604	1,948,615	2,558,105	3,213,889	3,745,405	3,663,851	3,613,225	3,590,123	3,345,916	2,947,320	3,093,235	2,426,109	2,156,237	1,803,774
CASH VALUE IN FORCE	0	175	334	447	595	719	824	904	900	913	927	901	877	871	867	853	852
ECONOMIC RESERVE (Canada-GAAP)	0	(2,068)	(1,626)	651	4,349	7,025	8,726	11,582	15,508	17,877	18,285	18,877	18,660	18,179	17,210	15,708	14,161
EXCESS RESERVE (STAT LESS ECON)	0	(2,068)	(1,626)	651	4,349	7,025	8,726	11,582	15,508	17,877	18,285	18,877	18,660	18,179	17,210	15,708	14,161
EXCESS RESERVE (STAT less ECON Floored at Zero)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
GROSS DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
NET DEFERRED PREMIUMS	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
PV AT 9.00% PROFITS RELEASED	0	301	135	(527)	(1,334)	(1,179)	(246)	448	1,416	2,644	3,881	4,946	6,099	7,197	8,353	9,644	10,961
PV AT 11.00% PROFITS RELEASED	0	494	139	(692)	(1,238)	(1,087)	(260)	330	1,268	2,231	3,271	4,135	5,042	5,929	6,850	7,800	8,705
PV AT 13.00% PROFITS RELEASED	0	485	143	(460)	(1,150)	(1,031)	(269)	270	1,048	1,883	2,755	3,463	4,211	4,900	5,617	6,351	7,091
PV AT 9.00% BOOK PROFITS	9.0%	774	208	(826)	(2,052)	(1,814)	(379)	688	2,286	4,067	5,986	7,610	9,363	11,073	12,900	14,837	16,864
PV AT 11.00% BOOK PROFITS	11.0%	764	213	(763)	(1,905)	(1,688)	(400)	559	1,929	3,433	5,033	6,362	7,787	9,121	10,538	12,013	13,528
PV AT 13.00% BOOK PROFITS	13.0%	746	220	(706)	(1,770)	(1,571)	(414)	415	1,612	2,900	4,238	5,330	6,481	7,539	8,642	9,770	10,908
PV AT 9.00% FEDERAL INCOME TAX	9.0%	271	73	(289)	(718)	(635)	(132)	341	800	1,424	2,095	2,663	3,284	3,875	4,515	5,193	5,902
PV AT 11.00% FEDERAL INCOME TAX	11.0%	266	75	(268)	(667)	(591)	(140)	189	672	1,201	1,761	2,227	2,726	3,182	3,688	4,205	4,725
PV AT 13.00% FEDERAL INCOME TAX	13.0%	261	77	(248)	(619)	(550)	(145)	145	584	1,015	1,483	1,866	2,266	2,638	3,025	3,420	3,818
Tax Reserve before separate DAC	0	(2,068)	(1,626)	651	4,349	7,025	8,726	11,582	15,508	17,877	18,285	18,877	18,660	18,179	17,210	15,708	14,144
GAAP Benefit Reserve	0	480	1,406	2,962	3,989	3,818	4,286	7,475	7,723	6,900	4,862	3,008	(902)	(4,192)	(7,297)	(10,437)	(12,462)
GAAP Expense Reserve	0	3,168	4,133	6,666	8,912	11,450	14,845	16,323	16,673	16,541	16,575	15,901	15,213	14,584	13,997	10,440	12,033

Canada New Conversions - Cost of Cap Calc	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
Capital (Based on 300% RBC (t=0.70%))	0	2,330	4,351	3,868	7,279	9,331	12,000	13,972	13,656	13,461	13,380	12,082	10,963	10,015	9,131	8,014	6,700
Capital After-Tax int less change (t=0.70%)		(2,330)	(1,727)	(1,353)	(1,195)	(2,003)	(2,095)	(1,527)	832	703	579	1,794	1,565	1,336	1,253	1,433	1,611
PRE-TAX BOOK PROFIT		843	(672)	(1,340)	(1,731)	366	2,409	1,949	3,183	3,870	4,543	4,189	4,988	5,180	6,106	7,057	8,043
FEDERAL INCOME TAX		(295)	235	469	606	(128)	(843)	(682)	(1,114)	(1,554)	(1,590)	(1,466)	(1,746)	(1,813)	(2,137)	(2,470)	(2,516)
Profit After-Tax, After Cost of Capital		(1,982)	(2,164)	(2,224)	(2,320)	(1,765)	(529)	(260)	2,900	3,218	3,532	4,517	4,807	4,723	5,224	6,042	6,540

Present Values	9.00%	11.00%	13.00%	15.00%	20.00%	16.20%
PV PRE-TAX BOOK PROFIT	36,500	26,340	19,484	14,659	7,654	12,768
PV FEDERAL INCOME TAX	(12,705)	(9,219)	(6,819)	(5,133)	(2,679)	(4,470)
PV Capital After-Tax int less change (t=0.70%) less Init Cap	(3,915)	(4,525)	(4,890)	(5,090)	(5,173)	(5,143)
PV After-Tax, After Cost of Capital	19,881	12,596	7,774	4,438	(198)	3,167

Milliman

Milliman

Milliman

Exhibit VIII

Investment Guidelines

[See attached]

The assets held in the Reinsurance Trust Account will be invested in highly rated assets permitted by the agreed upon Investment Guidelines. The Investment Guidelines will contain concentration limits, and with respect to the Reinsurance Trust Account, such assets will comply with OSFI's requirements under the Reinsurance Trust Agreement

The Reinsurer will appoint either a third-party investment manager or a Citigroup affiliate, pursuant to an investment management agreement with respect to the management of assets held in the Reinsurance Trust Account.

VIII-1
1540579.6A-New York Server 7A - MSW

Financial Reassurance Company 2010, Ltd

Primerica Life Insurance Company of Canada Trust Account, Account Number [     ]

Investment Portfolio Guidelines

AS of March 3, 2010

FINANCIAL REASSURANCE COMPANY 2010, LTD

PRIMERICA LIFE INSURANCE COMPANY OF CANADA TRUST ACCOUNT,

ACCOUNT NUMBER [ ]

INVESTMENT PORTFOLIO GUIDELINES

A.	ELIGIBLE INVESTMENTS

The Managed Portfolio (as identified in Exhibit II hereto) was established in accordance with the terms of a trust agreement among Primerica Life Insurance Company of Canada (“PLICC”), Financial Reassurance Company 2010, Ltd (“FRAC”), RBC Dexia Investor Services Trust and the Office of the Superintendent of Financial Institutions, Canada (“OSFI”). The Managed Portfolio may be invested in the following “Eligible Investments”. Any exceptions to the following list of Eligible Investments must be pre-approved by the persons set forth in Exhibit I (jointly, the “Approvers”) and OSFI. All Eligible Investments will be managed in compliance with all relevant laws and regulations in order to allow PLICC to receive full financial statement credit from OSFI for the reinsurance under the coinsurance agreement dated [ ], 2010, by and between PLICC and FRAC.

A.I.	Investment Securities

The Investment Adviser is hereby authorized to approve purchases of the following securities (“Investment Securities”) payable in Canadian currency in accordance with the Portfolio Restrictions:

a.	Canadian Treasury obligations;
b.	Canadian Provincial obligations; and
c.	Any other obligations directly issued or guaranteed by the Canadian Government or any Canadian Province.
A.II.	Money Market Securities

The Investment Adviser is hereby authorized to approve purchases of the following money market securities in accordance with the Portfolio Restrictions:

•	Short term Canadian Treasury and Provincial obligations without limitation;
B.	INVESTMENT AUTHORITIES
B.I.	Ratings

All securities must be rated at least A3 by Moody’s Investors Service, A by Dominion Bond Rating Service (DBRS) or A- by Standard & Poor’s at the time of initial purchase. The average portfolio rating should be maintained at least at A1 by Moody’s, A by DBRS or A+ by Standard & Poor’s. If the security is unrated by these services, the rating assigned by the Investment Advisor will be used, with advanced approval of the Approvers and OSFI.

B.II.	Trading Authority

The Investment Adviser is hereby authorized to execute the purchase of Eligible Investments conforming to the Portfolio Restrictions and any sales of such investments.

The Chief Financial Officer of FRAC authorizes the investment manager to reinvest maturities and new monies within the Investment Guidelines described herein.

Any guidelines in this Operating Policy or the Portfolio Guidelines will be reviewed periodically at the discretion of the portfolio manager appointed to the Managed Portfolio by the Investment Adviser with any proposed changes to be approved by the Approvers before implementation.

C.	INVESTMENT COMMITTEE

The Investment Committee shall review and approve the investment results of the Managed Portfolio, investment policies and strategies. The members of the Investment Committee may be changed from time to time by the Board of Directors of FRAC.

AS of March 3, 2010

D.	PORTFOLIO RESTRICTIONS
1.	Affiliated Issuers

PLICC, FRAC the Investment Adviser or any of their parents, affiliates or subsidiaries that issue common stock and debt instruments where the credit is either PLICC, FRAC or the Investment Adviser, respectively, or a parent, affiliate or subsidiary of either may not be purchased.

2.	Money Market Securities

Money Market Securities will not exceed a maturity of one year.

3.	Canadian Investment Grade Corporate Securities

Investments in Canadian corporate investments are not permitted.

4.	ABS and CMBS Securities

Investments in ABS and CMBS investments are not permitted.

5.	Investment in Foreign Issuers

Investments in securities issued by entities organized in a jurisdiction other than Canada are not permitted.

AS of March 3, 2010

EXHIBIT I

Approvers (Joint)

(1)    Investment Committee

Mark Mason

Reza Shah

Francis Genesi

(2)    Clti Holdings Treasurer Designee

Peter Mozer

(3)    Senior Risk Manager

Alfredo Schonbom

(4)    PLICC Designee

John Adams

AS of March 3, 2010

EXHIBIT II

Managed Portfolio

Primerica Life Insurance Company of Canada Trust Account, Account number [               ].

AS of March 3, 2010

SCHEDULE “B”

TO THE REINSURANCE SECURITY AGREEMENT

DATED AS OF THE 31st DAY OF DECEMBER, 2011

NOTICE OF EXCLUSIVE CONTROL

TO:	RBC DEXIA INVESTOR SERVICES TRUST (the “Custodian”)
AND TO:	FINANCIAL REASSURANCE COMPANY 2010, LTD. (the “Pledgor”)
RE:

Reinsurance Security Agreement made as of December 31, 2011 among Primerica Life Insurance Company of Canada (the “Secured Party”), the Pledgor and the Custodian (as the same may be amended or modified from time to time, the “Reinsurance Security Agreement”) as it relates to Account No. 110335034 (the “Account”)

The Secured Party hereby provides notice to the Custodian to, in accordance with the Reinsurance Security Agreement, act only upon the written instructions, advice, directions, elections, agreements, opinions, waivers, approvals and demands of the Secured Party and any receiver or agent having jurisdiction over the Securities Account which is appointed by the Secured Party (or any court of competent jurisdiction). The Custodian shall not, hereafter, comply with any Entitlement Orders (as defined in the Reinsurance Security Agreement) issued by the Pledgor or any person acting on behalf of the Pledgor.

For the purposes of Section 27.8 of the Reinsurance Security Agreement, the following persons are authorized to represent the Secured Party in dealing with the Custodian and true copies of their signatures appear opposite their name:

NAME	TITLE	SIGNATURE

This Notice shall terminate only upon written notice from the Secured Party to the Custodian of such termination.

DATED this            day of         ,20_.

PRIMERICA LIFE INSURANCE COMPANY OF CANADA

By:
Name:
Title:

By:
Name:
Title:

12519155.10

Legal*6759570.3
TA17132 Dec 2011

SCHEDULE “C”

TO THE REINSURANCE SECURITY AGREEMENT

DATED AS OF THE 31st DAY OF DECEMBER, 2011

SECURITIES ACCOUNT

110335034

12519155.10

Legal*6759570.3
TA17132 Dec 2011

SCHEDULE “D”

TO THE REINSURANCE SECURITY AGREEMENT

DATED AS OF THE 31st DAY OF DECEMBER, 2011

CERTIFICATE OF AUTHORIZED SIGNATORIES (“C.O.A.S.”)

12519155.10

Legal*6759570.3
TA17132 Dec 2011

INSERT FORM OF C.O.A.S. HERE

12519155.10

Legal*6759570.3
TA17132 Dec 2011

CERTIFICATE OF AUTHORIZED SIGNATORIES (including Category Guide)

CLIENT NAME:	FINANCIAL REASSURANCE COMPANY 2010, LTD
ACCOUNT NUMBER(S) (the “Account(s)”):

The Undersigned hereby authorizes the following person(s) (herein called “Authorized Person(s)”) to direct RBC Dexia Investor Services Trust (“RBC Dexia”) with respect to certain categories (Column E) of activities requiring authorization for said Account (see Category Guide for a list of categories of activities requiring authorization or Direction).

D. IS PERSON IN (A) AN EMPLOYEE OF UNDERSIGNED?
A. NAME	B. TITLE	C. SPECIMEN SIGNATURE	YES	NO	IF “NO”. NAME OF COMPANY / ORGANIZATION and RELATIONSHIP TO UNDERSIGNED	E. CATEGORY
REZA SHAH	DIRECTOR	Illegible	✓		CITIGROUP INC	1-8
FRANCIS GENESI	DIRECTOR	Illegible	✓		CITGROUP INC	1-8
DAVID PICKERING	DIRECTOR	Illegible	✓		IAS	1-8
DAVID EZEKIEL	DIRECTOR	Illegible		✓	IAS	2-8
DAVID SYKES	DIRECTOR	Illegible		✓	IAS	2-8
DAVID ALEXANDER	DIRECTOR	Illegible		✓	IAS	2-8
NICK.WARREN	DIRECTOR	Illegible		✓	IAS	2-8

All authorizations and Directions provided to RBC Dexia must be signed by the appropriate number of Authorized Persons indicated in the Category Guide. COAS is not valid if the Category Guide is not completed and attached. The Undersigned hereby confirms that RBC Dexia is fully protected in acting upon any instrument, certificate, direction or other writing (whether in written form or given by * electronic transmission) presented to it and signed by the appropriate number of Authorized Persons (whether or not such Authorized Person is an employee of the Undersigned). The Undersigned also hereby assumes responsibility to review this Certificate from time to time as required and to provide RBC Dexia with a new Certificate if changes are made. Unless RBC Dexia receives a new Certificate, the Undersigned acknowledges and agrees that RBC Dexia may rely conclusively on the last Certificate filed with them.

This Certificate replaces and supersedes any previously filed Certificate and becomes effective on the date RBC Dexia receives it. This Certificate shall remain in full force and effect until the Undersigned pro RBC Dexia with a new Certificate to replace it.

Signed in the City of New York on this 9th day of March, 2010

CERTIFIED ON BEHALF OF	FINANCIAL REASSURANCE COMPANY 2010, LTD
NAME OF THE COMPANY/ORGANIZATION/PLAN SPONSOR (the “Undersigned”)

I hereby declare that I am duly authorized to provide this Certificate on behalf of the Undersigned.
DATE RECEIVED BY RBC DEXIA
Illegible	DAVID PlCKERING	DIRECTOR
AUTHORIZED SIGNATORY	PRINT NAME	TITLE
Illegible	NICK WARREN	DRECTOR
AUTHORIZED SIGNATORY	PRINT NAME	TITLE

COAS Insurance – June12 2008	Page 1 of 2

CATEGORY GUIDE

CLIENT NAME:	FINANCIAL REASSURANCE COMPANY 2010, LTD

ACCOUNT NUMBER(S) (the “Account(s)”):

In Column E of the Certificate, enter the Category(ies) in which each Authorized Person is entitled to sign

CATEGORY GUIDE	CATEGORY FUNCTION	NO. OF REQUIRED SIGNATORIES
1.	To sign legal documentation to bind the Company/Organization/Plan Sponsor (Note: Category “I” designation may be given Only to direct employees of the Company/Organization/Plan Sponsor).	1
2.	To direct RBC Dexia to settle security transactions including free asset movements and make disposition of account assets for settlement purposes and to advise RBC Dexia of corporate action decisions relating to investments, including direction for proxy voting.	2
3.	To direct RBC Dexia to pay fees, charges and expenses from the asset (including, but not limited to, out-of pocket expenses, payments to consultants, lawyers, investment managers, RBC Dexia as trustee, RBC Dexia as custodian, RBC Dexia in any other- capacity acting for the account, to any other custodian).	1
4.	To provide notification to RBC Dexia of the appointment of Investment Managers and other agents; to provide notification of the termination of an Investment Manager and direction as to any changes in the management of account assets.	1
5.	To provide directions to RBC Dexia to with respect to account opening, account maintenance, or account termination.	1
6.	To direct RBC Dexia to carry out non-financial transactions including such matters as changes to statement frequencies and reporting periods, and changes to access tights or account maintenance in one of RBC Dexia's secured access channels used by the Client.	1
7.	To direct RBC Dexia to transfer cash in and out of the account and to enter into and settle foreign exchange transactions	2
8.	To direct RBC Dexia in respect of any other activity or matter. Enter the details regarding such other activity or matter.	1

COAS Insurance – June12 2008	Page 2 of 2

CERTIFICATE OF AUTHORIZED SIGNATORIES (including Category Guide)

CLIENT NAME:	Primerica Life Insurance Company of Canada (RSA with Financial Reassurance Company 2010 Ltd).
ACCOUNT NUMBER(S) (the “Account(s)”):	110335034

The Undersigned hereby authorizes the following person(s) (herein called “Authorized Person(s)”) to direct RBC Dexia Investor Services Trust (“RBC Dexia”) with respect to certain categories (Column E) of activities requiring authorization for said Account (see Category Guide for a list of categories of activities requiring authorization or Direction).

D. IS PERSON IN (A) AN EMPLOYEE OF UNDERSIGNED?
A. NAME	B. TITLE	C. SPECIMEN SIGNATURE	YES	NO	IF “NO”, NAME OF COMPANY / ORGANIZATION and RELATIONSHIP TO UNDERSIGNED	E. CATEGORY
John A. Adams	Executive Vice- President & Chief Executive Officer'“	Illegible	Yes			1 to 8
Heather Koski	Senior Vice-President, Finance & Chief Financial Officer	Illegible	Yes			1 to 8
David Grad	Sr. VP, General Counsel & Corporate Secretary, Chief Compliance Officer, Chief Anti-Money Laundering Compliance Officer, Privacy Officer & Ombudsperson	Illegible	Yes			1 to 8

All authorizations and Directions provided to RBC Dexia must be signed by the appropriate number of Authorized Persons indicated in the Category Guide. COAS is not valid if the Category Guide is not completed and attached. The Undersigned hereby confirms that RBC Dexia is fully protected in acting upon any instrument, certificate, direction or other writing (whether in written form or given by electronic transmission) presented to it and signed by the appropriate number of Authorized Persons (whether or not such Authorized Person is an employee of the Undersigned). The Undersigned also hereby assumes responsibility to review this Certificate from time to time as required and to provide RBC Dexia with a new Certificate if changes are made. Unless RBC Dexia receives a new Certificate, the Undersigned acknowledges and agrees that RBC Dexia may rely conclusively on the last Certificate filed with them.

This Certificate replaces and supersedes any previously filed Certificate and becomes effective on the date RBC Dexia receives it. This Certificate shall remain in full force and effect until the Undersigned pro RBC Dexia with a new Certificate to replace it.

Signed in the City of Mississauga on this 26th day of January, 2012.

COAS Insurance – June12 2008	Page 1 of 3

CERTIFICATE OF AUTHORIZED SIGNATORIES (including Category Guide)

CERTIFIED ON BEHALF OF	Primerica Life Insurance Company of Canada (RSA with Financial Reassurance Company 2010 Ltd).
NAME OF THE COMPANY/ORGANIZATION/PLAN SPONSOR (the”Undersigned”)

I hereby declare that-I am duly authorized to provide this Certificate on behalf of the Undersigned.
DATE RECEIVED BY RBC DEXIA
Illegible	Heather Kosti	SVP Finance E CFO
AUTHORIZED SIGNATORY	PRINT NAME	TITLE
	John A Aloin	CEO
AUTHORIZED SIGNATORY	PRINT NAME	TITLE

COAS Insurance – June12 2008	Page 2 of 3

CATEGORY GUIDE

CLIENT NAME:	Primerica Life Insurance Company of Canada (RSA with Financial Reassurance Company 2010 Ltd
ACCOUNT NUMBER(S)	1100335034
(the “Account(s)”):

In Column E of the Certificate, enter the Category(ies) in which each Authorized Person is entitled to sign.

CATEGORY GUIDE	CATEGORY FUNCTION	NO. OF REQUIRED SIGNATORIES
1.	To sign legal documentation to bind the Company/Organization/Plan Sponsor (Note: Category “1” designation may be given Only to direct employees of the Company/Organization/Plan Sponsor).	2
2.

To direct RBC Dexia to settle security transactions including free asset movements and make disposition of account assets for settlement purposes and to advise RBC Dexia of corporate action decisions relating to investments, including direction for proxy voting.

		N/A
3.

To direct RBC Dexia to pay fees, charges and expenses from the asset (including, but not limited to, out-of pocket expenses, payments to consultants, lawyers, investment managers, RBC Dexia as trustee, RBC Dexia as custodian, RBC Dexia in any other capacity acting for the account, to any other custodian).

		N/A
4.

To provide notification to RBC Dexia of the appointment of Investment Managers and other agents; to provide notification of the termination of an Investment Manager and direction as to any changes in the management of account assets.

		N/A
5.	To provide directions to RBC Dexia to with respect to account opening, account maintenance, or account termination.	2
6.	To direct RBC Dexia to carry out non-financial transactions including such matters as changes to statement frequencies and reporting periods, and changes to access rights or account maintenance in one of RBC Dexia’s secured access channels used by the Client.	2
7.	To direct RBC Dexia to transfer cash in and out of the account and to enter into and settle foreign exchange transactions.	2
8.	To direct RBC Dexia in respect of any other activity or matter. Enter the details regarding such other activity or matter:	N/A

COAS Insurance – June12 2008	Page 3 of 3